UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2013

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Tollkeeper
U.S. Equity

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	FLEXIBLE CAP GROWTH

■	FOCUSED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY TOLLKEEPER

■	U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	60

Financial Statements	78

Financial Highlights	88

Notes to Financial Statements	106

Other Information	127

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Capital Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 30–40 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Flexible Cap Growth Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Focused Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 20–25 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

The Goldman Sachs Small/Mid Cap Growth Fund invests primarily in U.S. equity investments with a primary focus on small- and mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Technology Tollkeeper Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because the Fund concentrates its investments in certain specific industries, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting those industries than if its investments were more diversified across different industries. Stock prices of internet and internet-related companies in particular may be especially volatile. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs U.S. Equity Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■	Make decisions as long-term business owners rather than as stock traders

■	Perform in-depth, fundamental research

■	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■	Established brand names
■	Dominant market shares
■	Pricing power
■	Recurring revenue streams
■	Free cash flow
■	Long product life cycles
■	Favorable long-term growth prospects
■	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■	Perform rigorous valuation analysis of every potential investment

■	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

Effective April 17, 2013, alongside Steve Barry, the CIO of the Growth Equity team, the portfolio managers for the Growth Equity Funds will be:

■	Capital Growth, Concentrated Growth, Focused Growth and Strategic Growth Funds — Tim Leahy and Steve Becker
■	Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Technology Tollkeeper Funds — Jeff Rabinowitz

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities advanced for the six months ended February 28, 2013 (the “Reporting Period”) with broad sector participation. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 8.95%, and the Russell 3000® Index generated a return of 9.97%.

As the Reporting Period began in September 2012, U.S. equities were in the midst of a rally that had begun in the summer of 2012 following assurance of ongoing easing monetary policy from the Federal Reserve Board (the “Fed”) and the European Central Bank. However, the U.S. equity market then pulled back in October 2012 on some cautious corporate earnings guidance and uncertainty surrounding the U.S. presidential election. Also pressuring the U.S. equity market was the worst storm in decades battering the East Coast.

The U.S. equity market subsequently regained momentum in November 2012, as election day largely preserved the status quo in the White House and Congress and economic data continued to show signs of improvement. More specifically, the U.S. reported better than expected third calendar quarter Gross Domestic Product growth of 2%, the 13th consecutive quarter of economic expansion, and the unemployment rate dropped to 7.8%, the lowest rate seen since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement, as construction of new homes hit a four-year high. In December 2012, further clarification from the Fed, tying its low interest rate policy, in part, to the condition that unemployment drop to 6.5% or lower, helped to offset increasing worries about the then-looming fiscal cliff of tax increases and spending cuts. Following weeks of tense negotiations and technically falling off the fiscal cliff for one day, the U.S. Congress finally reached an agreement averting the full force of tax increases that were scheduled to take effect on January 1, 2013. While spending cuts and other important fiscal issues were not truly addressed but merely postponed, the passage of The American Taxpayer Relief Act (ATRA) of 2012 did resolve some lingering uncertainties.

The U.S. equity market rally picked up steam in the first two months of 2013, with the S&P 500 Index reaching a five-year high and then a new record level and the Dow Jones Industrial Average hitting the 14,000 milestone. Further strengthening in home prices and improving U.S. employment data lifted markets, despite the realization that no deal would be reached in Washington D.C. to avoid the sequester, or automatic spending cuts, scheduled by the federal government to go into effect on March 1, 2013.

For the Reporting Period overall, mid-cap companies performed best with small-cap companies close behind. While generating solid positive returns, large-cap stocks followed at some distance. Value stocks significantly outpaced growth stocks across the capitalization spectrum. (All as measured by Russell Investments indices.) Within the S&P 500 Index, nine of ten sectors made gains during the Reporting Period. The consistent and persistent commitment to accommodative monetary policy from the U.S. Fed and other central banks throughout the Reporting Period drove market leading returns in the financials sector. On optimism about the economy and improved consumer confidence, the industrials, health care and consumer discretionary sectors also posted double-digit gains. The information technology sector was the only one to decline during the Reporting Period, largely due to some weaker than expected corporate earnings reports.

MARKET REVIEW

Looking Ahead

With the U.S. equity market trading near all-time highs at the end of the Reporting Period, we continue to use our bottom-up, fundamental research process to drive our investment decisions for the Funds rather than sentiment or headlines. Even after a strong start to 2013, many of the reasons we began the Reporting Period constructive on U.S. equities still held true at the end of the Reporting Period. First, corporate balance sheets remained strong, which we believe provides companies with the ability to generate shareholder value, even in a slow-growth economic environment. Second, the S&P 500 Index was trading below its historical average price to earnings (P/E) ratio, while its dividend yield was greater than the yield on the 10-year U.S. Treasury bond. Third, continued strength in the U.S. housing recovery should, in our view, provide further support to the economy and boost confidence among consumers.

Of course, risks remain. Fiscal policy will likely be a drag on U.S. economic growth as 2013 progresses. Further, with the ultimate direction of fiscal policy still unclear, there is the potential for political headlines, in both the U.S. and overseas, to impact the U.S. equity market. We have long been cautious regarding companies that have a high degree of government dependency, whether it is related to sales, subsidies or regulations.

We believe companies with strong business franchises and competitive advantages may provide some degree of stability against an uncertain backdrop. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 7.17%, 6.79%, 6.74%, 7.38%, 7.14%, 7.31% and 7.02%, respectively. These returns compare to the 6.23% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, financials and consumer staples sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was having underweighted positions in industrials and materials, each of which outperformed the Russell Index during the Reporting Period, and weak stock selection in the energy sector.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global commercial real estate services firm CBRE Group, biotechnology company Gilead Sciences and software giant Microsoft.

CBRE Group contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose on the heels of announcing a solid fourth calendar quarter, during which earnings beat analysts’ expectations. In addition, CBRE Group published positive guidance for 2013. At the end of the Reporting Period, we believed the company still had strong growth potential, as it was gaining market share and continued to boost margins through international expansion. Additionally, in our view, the deal struck by CBRE Group to buy a majority of the real estate investment management business of Dutch financial company ING Group should be beneficial, as it provides relatively stable assets under management, recurring revenues and solid margins.

Gilead Sciences was a top contributor to the Fund’s relative performance during the Reporting Period. In our view, the company is a dominant player in the HIV and hepatitis C treatment areas, and indeed it was positive pipeline development in these areas that drove the company’s strong performance during the Reporting Period. At the end of the Reporting Period, we continued to have high conviction in the company, as we believed it was well positioned within the biotechnology industry, holding significant market share in several niche areas. In our view, Gilead Sciences remained attractively valued at the end of the Reporting Period given its strong pipeline and dominant HIV franchise.

PORTFOLIO RESULTS

Microsoft was a strong contributor to the Fund’s performance during the Reporting Period despite the stock underperforming the Russell Index. As we had been reducing the Fund’s position during the Reporting Period and ultimately exited the position completely, the Fund’s underweighted allocation compared to the Russell Index contributed positively to relative results. During the Reporting Period, Microsoft announced disappointing fiscal first quarter results caused by slower than expected enterprise adoption of the Windows 8 operating system. Investors were also disappointed by the sudden departure of the head of the Windows division. This departure was unexpected, as he was viewed by many as a potential chief executive officer successor. We exited the Fund’s position in Microsoft prior to this announcement, based on our view of slower anticipated growth ahead and limited traction in the mobile computing industry. While Microsoft pays an attractive dividend and should continue to generate large amounts of free cash flow, we believe its flagship Windows product is maturing. We also see the changes being driven by mobile and cloud computing potentially leading to disruptions in the company’s markets.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in personal computer and mobile communications device giant Apple, point-of-sale card payment device manufacturer VeriFone Systems and retail electronic payments network operator Visa.

A position in Apple detracted most from the Fund’s returns during the Reporting Period. Shares of Apple pulled back as concern persisted around disappointing first calendar quarter iPhone guidance. The iPhone accounts for approximately 60% of the company’s gross profits and remains the key driver of Apple’s growth. At the end of the Reporting Period, we continued to have a positive outlook on the company and saw a number of potential catalysts that could contribute to additional growth. We believe an iPhone that targets the emerging market consumer could reaccelerate growth and help expand the overall market for Apple products. We also believe the market is discounting the optionality in Apple’s stock from new product introductions. (Optionality is the value of additional optional investment opportunities available only after having made an initial investment.) In addition, there is the possibility that Apple could sign a deal with China Mobile, the largest wireless carrier in China with approximately 700 million subscribers. Were this to be realized, this deal could significantly expand the addressable market for Apple’s iPhone. Even as near-term expectations are reduced, we believe the company’s long-term growth potential is still greater than the broader market. We believe Apple has plenty of financial flexibility with its strong balance sheet and healthy free cash flow to return capital to shareholders. Overall, then, we remain positive on Apple and believed, at the end of the Reporting Period, that its stock was trading at a reasonable valuation for a high quality franchise with solid growth potential.

VeriFone Systems was another significant detractor from the Fund’s relative results during the Reporting Period. Its shares declined sharply following a revenue and earnings miss and a disappointing outlook for the fiscal first quarter of 2013. In our view, the results highlight the challenges the company is facing in migrating from a hardware business to a services business and demonstrate its management’s failure to integrate recent acquisitions. As a result, we exited the Fund’s position in VeriFone Systems by the end of the Reporting Period.

Visa, a new position for the Fund during the Reporting Period, was a relative detractor from results, given the Fund’s underweight position in this strongly performing stock. In October 2012, the company announced a new chief executive officer, named Charles Scharf, which we viewed as a positive. Visa also reported a solid fiscal first quarter driven by earnings and net revenue growth that exceeded analysts’ expectations. The company also extended its existing partnership with JPMorgan Chase for another ten years.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Activision Blizzard, a leading publisher of gaming software and content, during the Reporting Period. Activision Blizzard owns three of the largest franchises in the electronic gaming industry — Call of Duty and Skylanders on console and World of Warcraft on personal computer. World of Warcraft is offered through a monthly subscription model that provides a large and reliable stream of cash flow, which, in turn, can be used to invest for growth in newer intellectual properties. In our view, these newer properties, including Call of Duty and Skylanders, and upcoming new releases have margin structures that are higher than the corporate average, which should drive Activision Blizzard’s operating margins higher if the company grows over the next few years as anticipated. In addition, we believe the company’s valuations were attractive at the time of purchase.

We established a Fund position in Allergan, a health care company focused on developing pharmaceuticals, biologics, medical devices and over-counter products. Continued strong growth in key franchises as well as regulatory successes drove the company’s share price appreciation during the Reporting Period. In our view, Allergan has stable growth franchises in ophthalmology and botox for therapeutic and cosmetic applications. Furthermore, we believe the company has a strong pipeline, include DARPins (designed ankyrin repeat proteins) for wet macular degeneration and diabetic macular edema, which could produce significant long-term growth opportunities.

Conversely, in addition to the sale of Microsoft, already mentioned, we eliminated the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples, industrials, financials, information technology and telecommunication services increased and its allocations to energy, health care and materials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2013?

A	At the end of February 2013, the Fund had an overweighted position relative to the Russell Index in the financials sector. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and materials. The Fund was rather neutrally weighted to the Russell Index in information technology, consumer discretionary, telecommunication services, energy, health care and consumer staples and had no position at all in utilities on February 28, 2013.

FUND BASICS

Capital Growth Fund

as of February 28, 2013

PERFORMANCE REVIEW
September 1, 2012–February 28, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	7.17%	6.23%
Class B	6.79	6.23
Class C	6.74	6.23
Institutional	7.38	6.23
Service	7.14	6.23
Class IR	7.31	6.23
Class R	7.02	6.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.01%	0.73%	5.39%	8.27%	4/20/90
Class B	12.62	0.71	5.34	5.82	5/01/96
Class C	16.63	1.12	5.20	3.54	8/15/97
Institutional	18.96	2.29	6.41	4.72	8/15/97
Service	18.40	1.78	5.88	8.46	8/15/97
Class IR	18.82	2.13	N/A	2.23	11/30/07
Class R	18.26	1.63	N/A	1.73	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.48%
Class B	1.89	2.23
Class C	1.89	2.23
Institutional	0.74	1.08
Service	1.24	1.58
Class IR	0.89	1.23
Class R	1.39	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/13[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.3%	Computers & Peripherals
Google, Inc. Class A	4.1	Internet Software & Services
QUALCOMM, Inc.	3.4	Communications Equipment
Schlumberger Ltd.	2.6	Energy Equipment & Services
Honeywell International, Inc.	2.5	Aerospace & Defense
Philip Morris International, Inc.	2.5	Tobacco
American Tower Corp.	2.4	Real Estate Investment Trusts
Amazon.com, Inc.	2.3	Internet & Catalog Retail
NIKE, Inc. Class B	2.3	Textiles, Apparel & Luxury Goods
SBA Communications Corp. Class A	2.3	Wireless Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30–40 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 7.66%, 7.32%, 7.33%, 7.91%, 7.80% and 7.62%, respectively. These returns compare to the 6.23% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, financials and consumer staples sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was weak stock selection in the health care and materials sectors and having underweighted positions in industrials and health care, each of which outperformed the Russell Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global commercial real estate services firm CBRE Group, gaming software and content publisher Activision Blizzard and apparel and footwear company PVH.

CBRE Group contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose on the heels of announcing a solid fourth calendar quarter, during which earnings beat analysts’ expectations. In addition, CBRE Group published positive guidance for 2013. At the end of the Reporting Period, we believed the company still had strong growth potential, as it was gaining market share and continued to boost margins through international expansion. Additionally, in our view, the deal struck by CBRE Group to buy a majority of the real estate investment management business of Dutch financial company ING Group should be beneficial, as it provides relatively stable assets under management, recurring revenues and solid margins.

Activision Blizzard, a new position for the Fund during the Reporting Period, was a top contributor to its relative results. Activision Blizzard owns three of the largest franchises in the electronic gaming industry — Call of Duty and Skylanders on console and World of Warcraft on personal computer. World of Warcraft is offered through a monthly subscription model that provides a large and reliable stream of cash flow, which, in turn, can be used to invest for growth in newer intellectual properties. In our view, these newer properties, including Call of Duty and Skylanders, and

PORTFOLIO RESULTS

upcoming new releases have margin structures that are higher than the corporate average, which should drive Activision Blizzard’s operating margins higher if the company grows over the next few years as anticipated. In addition, we believe the company’s valuations were attractive at the time of purchase. During the Reporting Period, the company reported solid fourth calendar quarter results, driven by strong performance in key franchises. Its management announced its Skylanders franchise crossed the $1 billion revenue threshold following its launch in 2011, while its Call of Duty franchise grew year-over-year and saw increases in online engagement for Black Ops 2, particularly in December 2012.

PVH is an apparel company whose portfolio of brands includes Calvin Klein, Tommy Hilfiger, Van Heusen and IZOD, amongst others. Its shares performed well during the Reporting Period after the company announced its strategic acquisition of rival Warnaco Group. Warnaco Group had licensed Calvin Klein’s jeans from PVH, which bought Calvin Klein’s company from the designer in 2003. Analysts, including ours, believe the deal should be substantially accretive to earnings per share upon completion, as it will give the company full control of the Calvin Klein brand and expand PVH’s presence in Europe, Asia and Latin America. PVH’s stock also performed well as both the Tommy Hilfiger and Calvin Klein brands continued to demonstrate high growth both in the U.S. and in international markets.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in personal computer and mobile communications device giant Apple, computer storage and data management company NetApp and generic drug manufacturer Teva Pharmaceutical Industries.

A position in Apple detracted most from the Fund’s returns during the Reporting Period. Shares of Apple pulled back as concern persisted around disappointing first calendar quarter iPhone guidance. The iPhone accounts for approximately 60% of the company’s gross profits and remains the key driver of Apple’s growth. At the end of the Reporting Period, we continued to have a positive outlook on the company and saw a number of potential catalysts that could contribute to additional growth. We believe an iPhone that targets the emerging market consumer could reaccelerate growth and help expand the overall market for Apple products. We also believe the market is discounting the optionality in Apple’s stock from new product introductions. (Optionality is the value of additional optional investment opportunities available only after having made an initial investment.) In addition, there is the possibility that Apple could sign a deal with China Mobile, the largest wireless carrier in China with approximately 700 million subscribers. Were this to be realized, this deal could significantly expand the addressable market for Apple’s iPhone. Even as near-term expectations are reduced, we believe the company’s long-term growth potential is still greater than the broader market. We believe Apple has plenty of financial flexibility with its strong balance sheet and healthy free cash flow to return capital to shareholders. Overall, then, we remain positive on Apple and believed, at the end of the Reporting Period, that its stock was trading at a reasonable valuation for a high quality franchise with solid growth potential.

NetApp was another significant detractor from the Fund’s relative results during the Reporting Period despite posting an in-line fiscal third quarter 2012 and giving positive guidance. We believe that fears of weak demand from the U.S. government were an overhang on the stock, as the government represents approximately 15% of NetApp’s revenues. However, at the end of the Reporting Period, we continued to like the business and thought its management was executing well. In our view, the combination of already low expectations and any real improvement in the demand environment should support the company’s growth.

Teva Pharmaceutical Industries detracted from the Fund’s results relative to the Russell Index during the Reporting Period. The company has a high concentration of profits in a single product, Copaxone. Concerns arose that a new pill from Biogen Idec and the threat of generics to Copaxone would challenge the firm’s profitability. However, we believe Teva Pharmaceutical Industries is competitively well positioned in the industry given its expansive global footprint and its ability to launch products earlier than other generics manufacturers. In our view, Teva Pharmaceutical Industries benefits from economies of scale and also produces about half of the active ingredients used in their products, enabling the company to keep costs low. We further believe the company’s strong free cash flow generation gives it financial flexibility.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Activision Blizzard, already mentioned, we initiated a Fund position in Intercontinental Exchange, an operator of regulated futures exchanges, over-the-counter (“OTC”) markets and derivatives clearing houses. We believe the globalization of markets, rising demand for commodities, movement toward clearing and post-trade automation, and need for better risk management amidst an uncertain macro environment should drive Intercontinental Exchange’s growth going forward.

Conversely, we exited the Fund’s position in social networking website operator Facebook, as we came to believe its path to growth has been extended and is less certain. While the company delivered in-line second calendar quarter earnings on a strong increase in ad revenue, payments revenue growth was challenged and a large amount of insider selling, due to the expiration of the lock-up, caused material weakness in the stock. (Underwriters in Initial Public Offerings (“IPOs”) and insiders of the issuing company agree on lock-ups to prevent insiders from selling their stock within a given time window after the IPO. This time window normally amounts to 180 days. The lock-up agreement attempts to ensure the stability of the issuing company and to align insiders’ incentives with the goals of the company. After the expiration of the lock-up period, insiders are free to sell but potentially have to take into account insider regulation.) The Fund’s position in Facebook detracted from its relative returns during the Reporting Period. In our view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity as its networking effect creates stickiness, or loyalty, in its user, or customer, base. Though we continue to believe Facebook is well positioned to benefit from targeted advertising on its platform as a result of the information it has on its users as well as the potential to monetize new ad formats and the social networking ad medium over time, we sold the position.

We sold the Fund’s position in beauty products company Avon Products during the Reporting Period. Avon Products’ stock performed poorly, and thus detracted from the Fund’s results, due to the company’s difficulties executing and managing inventory in key markets. The company’s new chief executive officer, Sheri McCoy, made it clear that the organization she inherited was dysfunctional in a number of ways and communicated a frank assessment of the business as it stands today. She stated that she believes company fundamentals are unlikely to improve during the second half of 2013. While we continue to believe in the growth opportunity of Avon Products’ direct selling model and its research and development capabilities, we also believe improvements will likely require a lot of investment during a time when cost pressures in the business remain fairly significant. We are optimistic about the company’s new management team and its ability to improve past weakness. However, in our view, new products will need to work in order to reinvigorate top-line growth and create operating leverage. Given the variability in outcomes that we perceive and the headwinds the company is facing, we decided to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology increased and its allocations to financials, energy, consumer staples, health care and industrials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2013?

A	At the end of February 2013, the Fund had overweighted positions relative to the Russell Index in the financials, information technology, energy and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, health care, consumer staples, consumer discretionary and materials. The Fund had no position at all in the utilities sector on February 28, 2013.

FUND BASICS

Concentrated Growth Fund

as of February 28, 2013

PERFORMANCE REVIEW
September 1, 2012–February 28, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	7.66%	6.23%
Class B	7.32	6.23
Class C	7.33	6.23
Institutional	7.91	6.23
Class IR	7.80	6.23
Class R	7.62	6.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.80%	0.10%	5.11%	5.07%	9/03/02
Class B	13.57	0.08	5.05	5.04	9/03/02
Class C	17.49	0.48	4.92	4.85	9/03/02
Institutional	19.84	1.64	6.13	6.07	9/03/02
Class IR	19.68	1.46	N/A	1.44	11/30/07
Class R	19.08	0.99	N/A	0.97	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.57%
Class B	2.01	2.32
Class C	2.01	2.32
Institutional	0.86	1.17
Class IR	1.01	1.32
Class R	1.51	1.82

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/13[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.7%	Computers & Peripherals
Google, Inc. Class A	6.2	Internet Software & Services
QUALCOMM, Inc.	6.2	Communications Equipment
American Tower Corp.	5.3	Real Estate Investment Trusts
Schlumberger Ltd.	5.1	Energy Equipment & Services
CBRE Group, Inc. Class A	3.6	Real Estate Management & Development
Crown Castle International Corp.	3.6	Wireless Telecommunication Services
NIKE, Inc. Class B	3.6	Textiles, Apparel & Luxury Goods
Costco Wholesale Corp.	3.4	Food & Staples Retailing
Activision Blizzard, Inc.	3.4	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 7.11%, 6.80%, 7.41%, 7.36% and 7.01%, respectively. These returns compare to the 6.62% cumulative total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, information technology and consumer staples sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was weak stock selection in the consumer discretionary and health care sectors and having underweighted positions in industrials and health care, each of which outpaced the Russell Index during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global commercial real estate services firm CBRE Group, software giant Microsoft and apparel and footwear company PVH.

CBRE Group contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose on the heels of announcing a solid fourth calendar quarter, during which earnings beat analysts’ expectations. In addition, CBRE Group published positive guidance for 2013. At the end of the Reporting Period, we believed the company still had strong growth potential, as it was gaining market share and continued to boost margins through international expansion. Additionally, in our view, the deal struck by CBRE Group to buy a majority of the real estate investment management business of Dutch financial company ING Group should be beneficial, as it provides relatively stable assets under management, recurring revenues and solid margins.

Microsoft was a strong contributor to the Fund’s performance during the Reporting Period despite the stock underperforming the Russell Index. As we had been reducing the Fund’s position during the Reporting Period and ultimately exited the position completely, the Fund’s underweighted allocation compared to the Russell Index contributed positively to relative results. During the Reporting Period, Microsoft announced disappointing fiscal first quarter results caused by slower than expected enterprise

PORTFOLIO RESULTS

adoption of the Windows 8 operating system. Investors were also disappointed by the sudden departure of the head of the Windows division. This departure was unexpected, as he was viewed by many as a potential chief executive officer successor. We exited the Fund’s position in Microsoft prior to this announcement, based on our view of slower anticipated growth ahead and limited traction in the mobile computing industry. While Microsoft pays an attractive dividend and should continue to generate large amounts of free cash flow, we believe its flagship Windows product is maturing. We also see the changes being driven by mobile and cloud computing potentially leading to disruptions in the company’s markets.

PVH is an apparel company whose portfolio of brands includes Calvin Klein, Tommy Hilfiger, Van Heusen and IZOD, amongst others. Its shares performed well during the Reporting Period after the company announced its strategic acquisition of rival Warnaco Group. Warnaco Group had licensed Calvin Klein’s jeans from PVH, which bought Calvin Klein’s company from the designer in 2003. Analysts, including ours, believe the deal should be substantially accretive to earnings per share upon completion, as it will give the company full control of the Calvin Klein brand and expand PVH’s presence in Europe, Asia and Latin America. PVH’s stock also performed well as both the Tommy Hilfiger and Calvin Klein brands continued to demonstrate high growth both in the U.S. and in international markets.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in personal computer and mobile communications device giant Apple, point-of-sale card payment device manufacturer VeriFone Systems and information technology integrated systems company Micros Systems.

A position in Apple detracted most from the Fund’s returns during the Reporting Period. Shares of Apple pulled back as concern persisted around disappointing first calendar quarter iPhone guidance. The iPhone accounts for approximately 60% of the company’s gross profits and remains the key driver of Apple’s growth. At the end of the Reporting Period, we continued to have a positive outlook on the company and saw a number of potential catalysts that could contribute to additional growth. We believe an iPhone that targets the emerging market consumer could reaccelerate growth and help expand the overall market for Apple products. We also believe the market is discounting the optionality in Apple’s stock from new product introductions. (Optionality is the value of additional optional investment opportunities available only after having made an initial investment.) In addition, there is the possibility that Apple could sign a deal with China Mobile, the largest wireless carrier in China with approximately 700 million subscribers. Were this to be realized, this deal could significantly expand the addressable market for Apple’s iPhone. Even as near-term expectations are reduced, we believe the company’s long-term growth potential is still greater than the broader market. We believe Apple has plenty of financial flexibility with its strong balance sheet and healthy free cash flow to return capital to shareholders. Overall, then, we remain positive on Apple and believed, at the end of the Reporting Period, that its stock was trading at a reasonable valuation for a high quality franchise with solid growth potential.

VeriFone Systems, a new position for the Fund during the Reporting Period, was another significant detractor from the Fund’s relative results. Its shares declined sharply following a revenue and earnings miss and a disappointing outlook for the fiscal first quarter of 2013. In our view, the results highlight the challenges the company is facing in migrating from a hardware business to a services business and demonstrate its management’s failure to integrate recent acquisitions. As a result, we exited the Fund’s position in VeriFone Systems by the end of the Reporting Period.

Micros Systems is a designer, manufacturer and servicer of enterprise information solutions. Its shares were weak during the Reporting Period as fiscal uncertainty affected the company’s underlying customer base of hospitality providers, retailers and restaurants. Despite the near-term weakness, the company maintained dominant market share with high margins at the end of the Reporting Period and, in our view, was well capitalized. The company also generated recurring revenue through the high-touch servicing it provides to clients. We believe Micros Systems operates a unique franchise that is well positioned for growth as the company appears to be increasing its customer base through new contracts with hotel chains and expanding its business globally.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in Philip Morris International during the Reporting Period. Philip Morris International produces, sells, distributes and markets a wide range of branded cigarettes and tobacco products. In our view, the company has a fundamentally attractive business with price inelasticity for its products and an industry structure that supports persistent pricing power. We believe the company has an attractive geographic profile, with approximately two-thirds of its volume and half of its revenues coming from emerging markets. In our view, Philip Morris International is led by a competent management team that has been successful in producing robust free cash flow and returns on invested capital while aggressively returning cash to shareholders through dividends and buybacks.

We initiated a Fund position in Activision Blizzard, a leading publisher of gaming software and content, during the Reporting Period. Activision Blizzard owns three of the largest franchises in the electronic gaming industry — Call of Duty and Skylanders on console and World of Warcraft on personal computer. World of Warcraft is offered through a monthly subscription model that provides a large and reliable stream of cash flow, which, in turn, can be used to invest for growth in newer intellectual properties. In our view, these newer properties, including Call of Duty and Skylanders, and upcoming new releases have margin structures that are higher than the corporate average, which should drive Activision Blizzard’s operating margins higher if the company grows over the next few years as anticipated. In addition, we believe the company’s valuations were attractive at the time of purchase.

Conversely, in addition to the sale of Microsoft, already mentioned, we eliminated the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, health care and industrials increased and its allocations to financials, information technology, energy and consumer discretionary decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2013?

A	At the end of February 2013, the Fund had an overweighted position relative to the Russell Index in the financials sector. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples and health care and was rather neutrally weighted to the Russell Index in information technology, materials, telecommunication services, energy and consumer discretionary. The Fund had no position at all in the utilities sector on February 28, 2013.

FUND BASICS

Flexible Cap Growth Fund

as of February 28, 2013

PERFORMANCE REVIEW
September 1, 2012–February 28, 2013	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]
Class A	7.11%	6.62%
Class C	6.80	6.62
Institutional	7.41	6.62
Class IR	7.36	6.62
Class R	7.01	6.62

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000 Growth Index (with dividends reinvested) measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Since Inception	Inception Date
Class A	12.42%	4.50%	1/31/08
Class C	16.99	4.98	1/31/08
Institutional	19.48	6.16	1/31/08
Class IR	19.28	6.01	1/31/08
Class R	18.68	5.48	1/31/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	3.14%
Class C	2.01	3.89
Institutional	0.86	2.74
Class IR	1.01	2.89
Class R	1.51	3.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/13[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.7%	Computers & Peripherals
Google, Inc. Class A	3.9	Internet Software & Services
QUALCOMM, Inc.	3.3	Communications Equipment
Schlumberger Ltd.	2.7	Energy Equipment & Services
SBA Communications Corp. Class A	2.1	Wireless Telecommunication Services
Costco Wholesale Corp.	2.0	Food & Staples Retailing
American Tower Corp.	1.9	Real Estate Investment Trusts
NIKE, Inc. Class B	1.7	Textiles, Apparel & Luxury Goods
CBRE Group, Inc. Class A	1.6	Real Estate Management & Development
Amazon.com, Inc.	1.6	Internet & Catalog Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Focused Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 9.65%, 9.16%, 9.84%, 9.68% and 9.48%, respectively. These returns compare to the 6.23% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, information technology and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Having an overweighted exposure to the financials sector, which outpaced the Russell Index, also boosted the Fund’s relative results. Detracting from the Fund’s relative results most was having no exposure to the industrials and health care sectors, each of which outperformed the Russell Index during the Reporting Period. To a lesser extent, weak stock selection in and having an underweighted allocation to the materials sector also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global commercial real estate services firm CBRE Group, apparel and footwear company PVH and gaming software and content publisher Activision Blizzard.

CBRE Group contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose on the heels of announcing a solid fourth calendar quarter, during which earnings beat analysts’ expectations. In addition, CBRE Group published positive guidance for 2013. At the end of the Reporting Period, we believed the company still had strong growth potential, as it was gaining market share and continued to boost margins through international expansion. Additionally, in our view, the deal struck by CBRE Group to buy a majority of the real estate investment management business of Dutch financial company ING Group should be beneficial, as it provides relatively stable assets under management, recurring revenues and solid margins.

PVH is an apparel company whose portfolio of brands includes Calvin Klein, Tommy Hilfiger, Van Heusen and IZOD, amongst others. Its shares performed well during the Reporting Period after the company announced its strategic acquisition of rival Warnaco Group. Warnaco Group had licensed Calvin Klein’s jeans from PVH, which bought Calvin Klein’s company from the designer in 2003. Analysts, including ours, believe the deal should be substantially accretive to earnings per share upon completion, as it will give the company full control of the Calvin Klein brand and

PORTFOLIO RESULTS

expand PVH’s presence in Europe, Asia and Latin America. PVH’s stock also performed well as both the Tommy Hilfiger and Calvin Klein brands continued to demonstrate high growth both in the U.S. and in international markets.

Activision Blizzard, a new position for the Fund during the Reporting Period, was a top contributor to its relative results. Activision Blizzard owns three of the largest franchises in the electronic gaming industry — Call of Duty and Skylanders on console and World of Warcraft on personal computer. World of Warcraft is offered through a monthly subscription model that provides a large and reliable stream of cash flow, which, in turn, can be used to invest for growth in newer intellectual properties. In our view, these newer properties, including Call of Duty and Skylanders, and upcoming new releases have margin structures that are higher than the corporate average, which should drive Activision Blizzard’s operating margins higher if the company grows over the next few years as anticipated. In addition, we believe the company’s valuations were attractive at the time of purchase. During the Reporting Period, the company reported solid fourth calendar quarter results, driven by strong performance in key franchises. Its management announced its Skylanders franchise crossed the $1 billion revenue threshold following its launch in 2011, while its Call of Duty franchise grew year-over-year and saw increase in online engagement for Black Ops 2, particularly in December 2012.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The only positions to detract from the Fund’s results relative to its benchmark index during the Reporting Period were those in personal computer and mobile communications device giant Apple and diversified hospitality company Marriott International.

A position in Apple detracted most from the Fund’s returns during the Reporting Period. Shares of Apple pulled back as concern persisted around disappointing first calendar quarter iPhone guidance. The iPhone accounts for approximately 60% of the company’s gross profits and remains the key driver of Apple’s growth. At the end of the Reporting Period, we continued to have a positive outlook on the company and saw a number of potential catalysts that could contribute to additional growth. We believe an iPhone that targets the emerging market consumer could reaccelerate growth and help expand the overall market for Apple products. We also believe the market is discounting the optionality in Apple’s stock from new product introductions. (Optionality is the value of additional optional investment opportunities available only after having made an initial investment.) In addition, there is the possibility that Apple could sign a deal with China Mobile, the largest wireless carrier in China with approximately 700 million subscribers. Were this to be realized, this deal could significantly expand the addressable market for Apple’s iPhone. Even as near-term expectations are reduced, we believe the company’s long-term growth potential is still greater than the broader market. We believe Apple has plenty of financial flexibility with its strong balance sheet and healthy free cash flow to return capital to shareholders. Overall, then, we remain positive on Apple and believed, at the end of the Reporting Period, that its stock was trading at a reasonable valuation for a high quality franchise with solid growth potential.

Shares of Marriott International performed weakly during the Reporting Period, detracting from the Fund’s relative results. Lodging is generally tied to Gross Domestic Product (“GDP”), so broad concern around GDP slowing weighed on sentiment regarding the hospitality company. Marriott International’s revenue per available room decelerated throughout the Reporting Period, and there was concern of continued slowdown in this metric if GDP continues to slow. In our view, the company is well positioned relative to its peers, and, at the end of the Reporting Period, we believe the stock was trading at a reasonable valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Activision Blizzard, already mentioned, we initiated a Fund position in Intercontinental Exchange, an operator of regulated futures exchanges, over-the-counter (“OTC”) markets and derivatives clearing houses. We believe the globalization of markets, rising demand for commodities, movement toward clearing and post-trade automation, and need for better risk management amidst an uncertain macro environment should drive Intercontinental Exchange’s growth going forward.

Conversely, we eliminated the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

We sold the Fund’s position in futures and options exchange CME Group. The company performed well in January 2013, as its stock bounced back from December 2012 lows. Average daily volumes improved during January 2013, particularly for interest rate products. At the end of the Reporting Period, we believed the market was starting to realize that CME Group may well benefit from the changing regulatory environment with the centralized clearing mandate requirement to begin in March 2013. However, we decided to sell out of the Fund’s position in favor of a position in Intercontinental Exchange, in which we had higher conviction.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology increased and its allocations to financials, energy, materials, consumer discretionary and consumer staples decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2013?

A	At the end of February 2013, the Fund had overweighted positions relative to the Russell Index in the financials, information technology, energy and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, consumer discretionary and materials. The Fund had no position at all in the utilities, health care and industrials sectors on February 28, 2013.

FUND BASICS

Focused Growth Fund

as of February 28, 2013

PERFORMANCE REVIEW
September 1, 2012–February 28, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	9.65%	6.23%
Class C	9.16	6.23
Institutional	9.84	6.23
Class IR	9.68	6.23
Class R	9.48	6.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	Since Inception	Inception Date
Class A	11.16%	1/31/12
Class C	15.83	1/31/12
Institutional	18.04	1/31/12
Class IR	17.87	1/31/12
Class R	17.34	1/31/12

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	17.07%
Class C	1.99	17.82
Institutional	0.84	16.67
Class IR	0.99	16.82
Class R	1.49	17.32

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/13[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	8.5%	Computers & Peripherals
Google, Inc. Class A	7.6	Internet Software & Services
QUALCOMM, Inc.	7.5	Communications Equipment
NIKE, Inc. Class B	6.0	Textiles, Apparel & Luxury Goods
American Tower Corp.	5.2	Real Estate Investment Trusts
Schlumberger Ltd.	5.1	Energy Equipment & Services
Activision Blizzard, Inc.	4.8	Software
CBRE Group, Inc. Class A	4.8	Real Estate Management & Development
SBA Communications Corp. Class A	4.7	Wireless Telecommunication Services
American Express Co.	4.6	Consumer Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 9.77%, 9.38%, 9.38%, 10.02%, 9.69%, 9.94% and 9.67%, respectively. These returns compare to the 11.23% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was weak stock selection in the consumer discretionary, industrials and health care sectors. Having an underweight position in the industrials sector, which outpaced the Russell Index during the Reporting Period, also hurt. Effective stock selection in the information technology, financials, materials and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in footwear and accessories designer Deckers Outdoor, information technology integrated systems company Micros Systems and personal care and food products company Hain Celestial Group.

Deckers Outdoor was the biggest detractor from the Fund’s results during the Reporting Period. The company’s earnings and guidance were disappointing during 2012, as it continued to battle headwinds from the impact of an unseasonably warm winter in 2011, which pressured the company’s inventory position and profitability. However, at the end of the Reporting Period, we expected the company’s inventory pressure to subside through the course of 2013. The stock had already recovered some of its losses in the early months of 2013, and its results for the fourth quarter of 2012 beat expectations. We continued to believe in the strength of the company’s Ugg brand and expected the company to show improved sales and margin expansion in 2013.

Micros Systems is a designer, manufacturer and servicer of enterprise information solutions. Its shares were weak during the Reporting Period as fiscal uncertainty affected the company’s underlying customer base of hospitality providers, retailers and restaurants. Despite the near-term weakness, the company maintained dominant market share with high margins at the end of the Reporting Period and, in our view, was well capitalized. The company also generated

PORTFOLIO RESULTS

recurring revenue through the high-touch servicing it provides to clients. We believe Micros Systems operates a unique franchise that is well positioned for growth as the company appears to be increasing its customer base through new contracts with hotel chains and expanding its business globally.

Hain Celestial Group manufactures, markets, distributes and sells natural and organic products. The company re-affirmed weak guidance in mid-October 2012 when it was expected to raise guidance instead. Uncertainty also arose after a change in its management team early in the fourth calendar quarter. Hain Celestial Group also announced the closing of the acquisition of BluePrint, a nationally recognized brand in the raw juice category based in New York City. Hain Celestial Group’s shares traded lower, as investors questioned the difficulty of the integration. We added to the Fund’s position in the company on weakness, as we continued to believe Hain Celestial Group is a diversified way to capitalize on the trends of healthier eating, increased fitness and an aging population. In our view, the company has remained focused on improving margins, and we view its acquisition strategy positively.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty commercial financial services company FleetCor Technologies, global commercial real estate services firm CBRE Group and apparel and footwear company PVH.

FleetCor Technologies, an independent global provider of specialized payment products and services, was the top contributor to the Fund’s relative performance during the Reporting Period. FleetCor Technologies’ stock performed well, as the company has successfully integrated accretive acquisitions and consistently beat and raised earnings estimates. While we still like the company and its growth prospects, we trimmed the Fund’s position in FleetCor Technologies’ stock to take profits and reflect its increased valuation.

CBRE Group contributed to the Fund’s relative performance during the Reporting Period. Its shares rose on the heels of announcing a solid fourth calendar quarter, during which earnings beat analysts’ expectations. In addition, CBRE Group published positive guidance for 2013. At the end of the Reporting Period, we believed the company still had strong growth potential, as it was gaining market share and continued to boost margins through international expansion. Additionally, in our view, the deal struck by CBRE Group to buy a majority of the real estate investment management business of Dutch financial company ING Group should be beneficial, as it provides relatively stable assets under management, recurring revenues and solid margins.

PVH is an apparel company whose portfolio of brands includes Calvin Klein, Tommy Hilfiger, Van Heusen and IZOD, amongst others. Its shares performed well during the Reporting Period after the company announced its strategic acquisition of rival Warnaco Group. Warnaco Group had licensed Calvin Klein’s jeans from PVH, which bought Calvin Klein’s company from the designer in 2003. Analysts, including ours, believe the deal should be substantially accretive to earnings per share upon completion, as it will give the company full control of the Calvin Klein brand and expand PVH’s presence in Europe, Asia and Latin America. PVH’s stock also performed well as both the Tommy Hilfiger and Calvin Klein brands continued to demonstrate high growth both in the U.S. and in international markets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Activision Blizzard, a leading publisher of gaming software and content, during the Reporting Period. Activision Blizzard owns three of the largest franchises in the electronic gaming industry — Call of Duty and Skylanders on console and World of Warcraft on personal computer. World of Warcraft is offered through a monthly subscription model that provides a large and reliable stream of cash flow, which, in turn, can be used to invest for growth in newer intellectual properties. In our view, these newer properties, including Call of Duty and Skylanders, and upcoming new releases have margin structures that are higher than the corporate average, which should drive Activision Blizzard’s operating margins higher if the company grows over the next few years as anticipated. In addition, we believe the company’s valuations were attractive at the time of purchase.

We established a Fund position in discount retailer Dollar General. The company is a leader in the dollar stores retailing segment, a segment that has been a relatively consistent, long-term share gainer within the broader U.S. retailing industry over the past several years. We believe the company should deliver sales growth going forward supported by square footage growth from new stores. Moreover, we believe initiatives including direct sourcing, private brands and reduced inventory shrinkage should lower costs and thereby drive margin expansion. (Inventory shrinkage is material or goods lost through deterioration, obsolescence, pilferage, theft and/or waste.) We have confidence in the company management’s ability to take advantage of existing growth opportunities and to continue to gain market share in a growing industry.

Conversely, we eliminated the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

We exited the Fund’s position in Family Dollar Stores. While we like the retail market segment, we lost confidence in the turnaround story of Family Dollar Stores, in particular with its key strategic initiatives regarding the sale of tobacco products. We decided to sell out of the Fund’s position and to initiate a position in Dollar General instead, a similar company but one that we believe should provide more consistent growth.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, financials, consumer staples and health care increased and its allocations to telecommunication services, energy, industrials and consumer discretionary decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2013?

A	At the end of February 2013, the Fund had overweighted positions relative to the Russell Index in the financials, telecommunication services, information technology and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer discretionary, consumer staples and materials. The Fund was rather neutrally weighted to the Index in energy and had no position at all in utilities on February 28, 2013.

FUND BASICS

Growth Opportunities Fund

as of February 28, 2013

PERFORMANCE REVIEW
September 1, 2012–February 28, 2013	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]
Class A	9.77%	11.23%
Class B	9.38	11.23
Class C	9.38	11.23
Institutional	10.02	11.23
Service	9.69	11.23
Class IR	9.94	11.23
Class R	9.67	11.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.51%	3.83%	9.37%	9.94%	5/24/99
Class B	12.76	3.80	9.32	9.96	5/24/99
Class C	17.10	4.23	9.17	9.58	5/24/99
Institutional	19.52	5.42	10.43	10.83	5/24/99
Service	18.93	4.91	9.89	10.28	5/24/99
Class IR	19.28	5.27	N/A	5.58	11/30/07
Class R	18.73	4.76	N/A	5.07	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.41%
Class B	2.10	2.16
Class C	2.10	2.16
Institutional	0.95	1.01
Service	1.45	1.51
Class IR	1.10	1.16
Class R	1.60	1.66

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/13[5]
Holding	% of Net Assets	Line of Business
SBA Communications Corp. Class A	3.3%	Wireless Telecommunication Services
PVH Corp.	2.5	Textiles, Apparel & Luxury Goods
CBRE Group, Inc. Class A	2.3	Real Estate Management & Development
Agilent Technologies, Inc.	2.2	Life Sciences Tools & Services
Equinix, Inc.	2.1	Internet Software & Services
Activision Blizzard, Inc.	2.1	Software
Amphenol Corp. Class A	2.0	Electronic Equipment, Instruments & Components
Dollar General Corp.	2.0	Multiline Retail
IntercontinentalExchange, Inc.	2.0	Diversified Financial Services
PetSmart, Inc.	1.8	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 12.57%, 12.12%, 12.13%, 12.80%, 12.52%, 12.73% and 12.38%, respectively. These returns compare to the 11.98% cumulative total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, information technology and health care sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results was weak stock selection in the consumer discretionary, industrials, energy and consumer staples sectors. Having an underweighted allocation to the industrials sector, which outpaced the Russell Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in independent investment banking boutique Evercore Partners, specialty commercial financial services company FleetCor Technologies and global commercial real estate services firm CBRE Group.

A position in Evercore Partners contributed most to the Fund’s relative returns during the Reporting Period. The company’s shares performed well as merger and acquisition activity started to improve and a higher percentage of announced deals closed or were anticipated to close. We believe this is a trend that will continue and that Evercore Partners is well positioned to benefit. In our view, a key competitive advantage is the company’s management team, led by former deputy Treasury Secretary Roger Altman as its chairman and co-founder of BlackRock Ralph Schlosstein as its chief executive officer.

FleetCor Technologies, an independent global provider of specialized payment products and services, was a top contributor to the Fund’s relative performance during the Reporting Period. FleetCor Technologies’ stock performed well, as the company has successfully integrated accretive acquisitions and consistently beat and raised earnings estimates. While we still like the company and its growth prospects, we trimmed the Fund’s position in FleetCor Technologies’ stock to take profits and reflect its increased valuation.

PORTFOLIO RESULTS

CBRE Group contributed to the Fund’s relative performance during the Reporting Period. Its shares rose on the heels of announcing a solid fourth calendar quarter, during which earnings beat analysts’ expectations. In addition, CBRE Group published positive guidance for 2013. At the end of the Reporting Period, we believed the company still had strong growth potential, as it was gaining market share and continued to boost margins through international expansion. Additionally, in our view, the deal struck by CBRE Group to buy a majority of the real estate investment management business of Dutch financial company ING Group should be beneficial, as it provides relatively stable assets under management, recurring revenues and solid margins.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in footwear and accessories designer Deckers Outdoor, personal care and food products company Hain Celestial Group and specialty pet supplies and services group PetSmart.

Deckers Outdoor was the biggest detractor from the Fund’s results during the Reporting Period. The company’s earnings and guidance were disappointing during 2012, as it continued to battle headwinds from the impact of an unseasonably warm winter in 2011, which pressured the company’s inventory position and profitability. However, at the end of the Reporting Period, we expected the company’s inventory pressure to subside through the course of 2013. The stock had already recovered some of its losses in the early months of 2013, and its results for the fourth quarter of 2012 beat expectations. We continued to believe in the strength of the company’s Ugg brand and expected the company to show improved sales and margin expansion in 2013.

Hain Celestial Group manufactures, markets, distributes and sells natural and organic products. The company re-affirmed weak guidance in mid-October 2012 when it was expected to raise guidance instead. Uncertainty also arose after a change in its management team early in the fourth calendar quarter. Hain Celestial Group also announced the closing of the acquisition of BluePrint, a nationally recognized brand in the raw juice category based in New York City. Hain Celestial Group’s shares traded lower, as investors questioned the difficulty of the integration. We added to the Fund’s position in the company on weakness, as we continued to believe Hain Celestial Group is a diversified way to capitalize on the trends of healthier eating, increased fitness and an aging population. In our view, the company has remained focused on improving margins, and we view its acquisition strategy positively.

A position in PetSmart detracted from the Fund’s relative results during the Reporting Period. In our view, there were two primary issues that impacted PetSmart’s stock — concerns over the turnover in its management, as both its chief executive officer and chief financial officer are leaving the company over the next year, and concerns that the Internet will become a growing threat to its business. However, we added to the Fund’s position in the company on weakness, as we remained confident in its business growth prospects and think the management turnover is a long-planned transition that should not negatively impact the business. While we are wary of the impact of online retail on all traditional retailers, we think PetSmart is relatively well positioned given that it remains largely uneconomical to ship pet food to consumers. Traffic trends at PetSmart stores remained positive during the Reporting Period, which, in our view, is the best indicator consumers continue to prefer to shop for pet supplies in stores rather than online.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in ExactTarget, a cross-channel interactive marketing company that earns the vast majority of its revenue from email marketing. In our view, ExactTarget has an attractive recurring revenue profile, has grown revenues sequentially every quarter since its inception, and is poised to benefit from growth in international markets and new product categories. As chief marketing officers broadly gain control over an increasing share of information technology budgets, we believe ExactTarget’s differentiated platform positions the company well for years of strong growth and a corresponding increase in the company’s asset value.

PORTFOLIO RESULTS

We established a Fund position in biopharmaceutical company Achillion Pharmaceuticals, which is predominantly focused on producing drugs for patients with hepatitis C. We believe the company currently has two best-in-class drugs for this disease and that there is a potential $15 billion market opportunity. In our view, even if Achillion Pharmaceuticals only takes a small portion of total market share, it justifies a premium to the price of Achillion Pharmaceuticals’ shares at the time of our purchase.

Conversely, we sold the Fund’s position in Robbins & Myers, a leading supplier of engineered equipment and systems for critical applications in global energy, industrial, chemical and pharmaceutical markets. During the third quarter of 2012, Robbins & Myers announced it was being acquired by oilfield machinery and equipment company National Oilwell Varco. In our view, the acquisition validated our fundamental investment thesis and valuation analysis of Robbins & Myers, which was trading at a discount to our assessment of the company’s intrinsic value. We were encouraged by the stock’s strong performance following the announcement, so we decided to take profits and reallocate capital into opportunities with what we considered to have more attractive risk-reward profiles.

We exited the Fund’s position in consumer and commercial product producer Newell Rubbermaid. We decided to reallocate capital into opportunities with what we believed to have more favorable risk-reward profiles, as we believe Newell Rubbermaid’s valuations reflected, at the time of our sale, confidence in the business’ turnaround and were trading at the higher end of long-term averages.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, information technology, health care and consumer staples increased and its allocation to materials, telecommunication services, industrials and consumer discretionary decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2013?

A	At the end of February 2013, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, energy and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and materials. The Fund was rather neutrally weighted to the Russell Index in financials, information technology, consumer staples and consumer discretionary and had no position at all in utilities on February 28, 2013.

FUND BASICS

Small/Mid Cap Growth Fund

as of February 28, 2013

PERFORMANCE REVIEW
September 1, 2012–February 28, 2013	Fund Total Return (based on NAV)[1]	Russell 2500 Growth Index[2]
Class A	12.57%	11.98%
Class B	12.12	11.98
Class C	12.13	11.98
Institutional	12.80	11.98
Service	12.52	11.98
Class IR	12.73	11.98
Class R	12.38	11.98

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Growth Index (with dividends reinvested) is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Since Inception	Inception Date
Class A	14.15%	4.66%	7.95%	6/30/05
Class B	14.59	4.67	7.91	6/30/05
Class C	18.72	5.03	7.90	6/30/05
Institutional	21.27	6.26	9.15	6/30/05
Service	20.61	5.73	8.60	6/30/05
Class IR	21.04	6.10	6.32	11/30/07
Class R	20.44	5.59	5.80	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.50%
Class B	2.10	2.25
Class C	2.10	2.25
Institutional	0.95	1.10
Service	1.45	1.60
Class IR	1.10	1.25
Class R	1.60	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/13[5]
Holding	% of Net Assets	Line of Business
SBA Communications Corp. Class A	3.5%	Wireless Telecommunication Services
PVH Corp.	2.7	Textiles, Apparel & Luxury Goods
Healthcare Services Group, Inc.	2.0	Commercial Services & Supplies
Dril-Quip, Inc.	1.8	Energy Equipment & Services
MSCI, Inc. Class A	1.8	Diversified Financial Services
Rackspace Hosting, Inc.	1.7	Internet Software & Services
Evercore Partners, Inc. Class A	1.7	Capital Markets
Kennametal, Inc.	1.7	Machinery
CBRE Group, Inc. Class A	1.7	Real Estate Management & Development
Ritchie Bros. Auctioneers, Inc.	1.6	Commercial Services & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Since the Fund’s inception, the Goldman Sachs Growth Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 7.45%, 7.03%, 6.92%, 7.64%, 7.27%, 7.48% and 7.27%, respectively. These returns compare to the 6.23% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, financials and consumer staples sectors helped the Fund’s performance most relative to the Russell Index. Having an overweighted allocation to financials, which outpaced the Russell Index during the Reporting Period, also helped. Detracting from the Fund’s relative results most was having an underweighted exposure to the industrials sector, which outperformed the Russell Index during the Reporting Period, and weak stock selection in the health care and energy sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global commercial real estate services firm CBRE Group, biotechnology company Gilead Sciences and apparel and footwear company PVH.

CBRE Group contributed most to the Fund’s relative performance during the Reporting Period. Its shares rose on the heels of announcing a solid fourth calendar quarter, during which earnings beat analysts’ expectations. In addition, CBRE Group published positive guidance for 2013. At the end of the Reporting Period, we believed the company still had strong growth potential, as it was gaining market share and continued to boost margins through international expansion. Additionally, in our view, the deal struck by CBRE Group to buy a majority of the real estate investment management business of Dutch financial company ING Group should be beneficial, as it provides relatively stable assets under management, recurring revenues and solid margins.

Gilead Sciences was a top contributor to the Fund’s relative performance during the Reporting Period. In our view, the company is a dominant player in the HIV and hepatitis C treatment areas, and indeed it was positive pipeline development in these areas that drove the company’s strong performance during the Reporting Period. At the end of the Reporting Period, we continued to have high conviction in the company, as we believed it was well positioned within the biotechnology industry, holding significant market share in several niche areas. In our view, Gilead Sciences remained

PORTFOLIO RESULTS

attractively valued at the end of the Reporting Period given its strong pipeline and dominant HIV franchise.

PVH is an apparel company whose portfolio of brands includes Calvin Klein, Tommy Hilfiger, Van Heusen and IZOD, amongst others. Its shares performed well during the Reporting Period after the company announced its strategic acquisition of rival Warnaco Group. Warnaco Group had licensed Calvin Klein’s jeans from PVH, which bought Calvin Klein’s company from the designer in 2003. Analysts, including ours, believe the deal should be substantially accretive to earnings per share upon completion, as it will give the company full control of the Calvin Klein brand and expand PVH’s presence in Europe, Asia and Latin America. PVH’s stock also performed well as both the Tommy Hilfiger and Calvin Klein brands continued to demonstrate high growth both in the U.S. and in international markets.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in personal computer and mobile communications device giant Apple, medical device company St. Jude Medical and discount retailer Dollar General.

A position in Apple detracted most from the Fund’s returns during the Reporting Period. Shares of Apple pulled back as concern persisted around disappointing first calendar quarter iPhone guidance. The iPhone accounts for approximately 60% of the company’s gross profits and remains the key driver of Apple’s growth. At the end of the Reporting Period, we continued to have a positive outlook on the company and saw a number of potential catalysts that could contribute to additional growth. We believe an iPhone that targets the emerging market consumer could reaccelerate growth and help expand the overall market for Apple products. We also believe the market is discounting the optionality in Apple’s stock from new product introductions. (Optionality is the value of additional optional investment opportunities available only after having made an initial investment.) In addition, there is the possibility that Apple could sign a deal with China Mobile, the largest wireless carrier in China with approximately 700 million subscribers. Were this to be realized, this deal could significantly expand the addressable market for Apple’s iPhone. Even as near-term expectations are reduced, we believe the company’s long-term growth potential is still greater than the broader market. We believe Apple has plenty of financial flexibility with its strong balance sheet and healthy free cash flow to return capital to shareholders. Overall, then, we remain positive on Apple and believed, at the end of the Reporting Period, that its stock was trading at a reasonable valuation for a high quality franchise with solid growth potential.

St. Jude Medical detracted from the Fund’s relative performance, as reports of safety and quality issues continued to weigh on the company and as such reports led to concerns about the possibility of market share loss. In addition, St. Jude Medical experienced pricing pressure combined with weak volume growth. We decided to sell out of the Fund’s position in St. Jude Medical by the end of the Reporting Period in favor of what we considered to be more attractive investment opportunities.

The Fund’s position in Dollar General detracted from its relative results. Despite reporting a decent third calendar quarter, Dollar General’s shares traded down as the company discussed heightened competition and looming consumer weakness as a result of ending payroll tax cuts. Even with these near-term setbacks, we added to the Fund’s position on weakness during the Reporting Period because we believe the company should deliver sales growth going forward supported by square footage growth from new stores. Moreover, we believe initiatives including direct sourcing, private brands and reduced inventory shrinkage should lower costs and thereby drive margin expansion. (Inventory shrinkage is material or goods lost through deterioration, obsolescence, pilferage, theft and/or waste.) We have confidence in the company management’s ability to take advantage of existing growth opportunities and to continue to gain market share in a growing industry.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Activision Blizzard, a leading publisher of gaming software and content, during the Reporting Period. Activision Blizzard owns three of the largest franchises in the electronic gaming industry — Call of Duty and Skylanders on console and World of Warcraft on personal computer. World of Warcraft is offered through a monthly subscription model that provides a large and reliable stream of cash flow, which, in turn, can be used to invest for growth in newer intellectual properties. In our view, these newer properties, including Call of Duty and Skylanders, and upcoming new releases have margin structures that are higher than the corporate average, which should drive Activision Blizzard’s operating margins higher if the company grows over the next few years as anticipated. In addition, we believe the company’s valuations were attractive at the time of purchase.

We established a Fund position in aerospace and defense company Boeing. We believe the important growth drivers for Boeing are likely to come from increasing the production rate and deliveries of its 787 program and the successful development of its new 737 MAX. We believe cash flows may well improve substantially as the new planes are delivered. We are particularly optimistic regarding the outlook for the 787, as headlines appear to be moving away from the production issues that delayed its initial launch. Boeing also maintains a multi-year head start on competitor Airbus’ next generation plane, the A350, an important lead in a duopolistic industry.

Conversely, we sold the Fund’s position in software giant Microsoft. During the Reporting Period, Microsoft announced disappointing fiscal first quarter results caused by slower than expected enterprise adoption of the Windows 8 operating system. Investors were also disappointed by the sudden departure of the head of the Windows division. This departure was unexpected, as he was viewed by many as a potential chief executive officer successor. We exited the Fund’s position in Microsoft prior to this announcement, based on our view of slower anticipated growth ahead and limited traction in the mobile computing industry. While Microsoft pays an attractive dividend and should continue to generate large amounts of free cash flow, we believe its flagship Windows product is maturing. We also see the changes being driven by mobile and cloud computing potentially leading to disruptions in the company’s markets.

We eliminated the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, information technology and industrials increased and its allocations to energy and health care decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2013?

A	At the end of February 2013, the Fund had overweighted positions relative to the Russell Index in the financials and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples and materials. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, telecommunication services, energy and health care and had no position at all in utilities on February 28, 2013.

FUND BASICS

Strategic Growth Fund

as of February 28, 2013

PERFORMANCE REVIEW
September 1, 2012–February 28, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	7.45%	6.23%
Class B	7.03	6.23
Class C	6.92	6.23
Institutional	7.64	6.23
Service	7.27	6.23
Class IR	7.48	6.23
Class R	7.27	6.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.91%	0.72%	5.15%	0.82%	5/24/99
Class B	13.21	0.68	5.09	0.80	5/24/99
Class C	17.52	1.10	4.95	0.50	5/24/99
Institutional	19.98	2.27	6.16	1.65	5/24/99
Service	19.40	1.79	5.73	1.25	5/24/99
Class IR	19.78	N/A	N/A	15.00	01/06/09
Class R	19.26	N/A	N/A	14.51	01/06/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.51%
Class B	1.90	2.26
Class C	1.90	2.26
Institutional	0.75	1.11
Service	1.25	1.61
Class IR	0.90	1.26
Class R	1.40	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/13[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.2%	Computers & Peripherals
Google, Inc. Class A	4.7	Internet Software & Services
QUALCOMM, Inc.	4.5	Communications Equipment
American Tower Corp.	3.7	Real Estate Investment Trusts
Schlumberger Ltd.	3.6	Energy Equipment & Services
Crown Castle International Corp.	3.1	Wireless Telecommunication Services
NIKE, Inc. Class B	2.9	Textiles, Apparel & Luxury Goods
Costco Wholesale Corp.	2.7	Food & Staples Retailing
Amazon.com, Inc.	2.5	Internet & Catalog Retail
Praxair, Inc.	2.2	Chemicals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Technology Tollkeeper Fund

Portfolio Composition

The Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). The Goldman Sachs Growth Investment Team believes Technology Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Technology Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Technology Tollkeeper Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 3.60%, 3.24%, 3.24%, 3.84%, 3.56% and 3.78%, respectively. These returns compare to the 3.04% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the NASDAQ Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Index have the majority of their respective assets allocated to the information technology sector and our Team’s focus is on picking stocks that fit our definition of a Technology Tollkeeper company, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, effective stock selection in the information technology and telecommunication services sectors helped the Fund’s performance. Detracting from the Fund’s relative results was weak stock selection in and having an underweighted allocation to the consumer discretionary sector, which outpaced the NASDAQ Index during the Reporting Period. Having no positions in health care or industrials, each of which outpaced the NASDAQ Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in social networking website operator Facebook, gaming software and content publisher Activision Blizzard and data center services company InterXion Holding.

Facebook was a top contributor to the Fund’s relative results during the Reporting Period, as the company demonstrated significant progress in monetizing its mobile-related operations during its third fiscal quarter. Also, selling pressure from the expiration of insider lock-ups failed to materialize, alleviating investor fears and removing one of the primary overhangs on the stock. (Underwriters in Initial Public Offerings (“IPOs”) and insiders of the issuing company agree on lock-ups to prevent insiders from selling their stock within a given time window after the IPO. This time window normally amounts to 180 days. The lock-up agreement attempts to ensure the stability of the issuing company and to align insiders’ incentives with the goals of the company. After the expiration of the lock-up period, insiders are free to sell but potentially have to take into account insider regulation.) In our view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity as its networking effect creates stickiness, or loyalty, in its user, or customer, base. While we trimmed

PORTFOLIO RESULTS

the Fund’s position in Facebook, taking some profits, we maintained the holding, as we continue to believe Facebook is well positioned to benefit from targeted advertising on its platform as a result of the information it has on its users as well as the potential to monetize new ad formats and the social networking ad medium over time. The company is in the very early stages of development, and with attractive long-term growth opportunities and a strong competitive position, we believe patient investors should be rewarded over time, despite the rocky start Facebook has had as a public company.

Activision Blizzard, a new position for the Fund during the Reporting Period, was a top contributor to its relative results. Activision Blizzard owns three of the largest franchises in the electronic gaming industry — Call of Duty and Skylanders on console and World of Warcraft on personal computer. World of Warcraft is offered through a monthly subscription model that provides a large and reliable stream of cash flow, which, in turn, can be used to invest for growth in newer intellectual properties. In our view, these newer properties, including Call of Duty and Skylanders, and upcoming new releases have margin structures that are higher than the corporate average, which should drive Activision Blizzard’s operating margins higher if the company grows over the next few years as anticipated. In addition, we believe the company’s valuations were attractive at the time of purchase. During the Reporting Period, the company reported solid fourth calendar quarter results, driven by strong performance key franchises. Its management announced its Skylanders franchise crossed the $1 billion revenue threshold following its launch in 2011, while its Call of Duty franchise grew year-over-year and saw increase in online engagement for Black Ops 2, particularly in December 2012.

A position in InterXion Holding, a provider of carrier-neutral collocation data center services throughout Europe, contributed to the Fund’s performance during the Reporting Period. The company reported strong fourth calendar quarter results and provided strong guidance for the first quarter of 2013. The company’s data centers act as content and connectivity hubs that facilitate the processing, storage, sharing and distribution of data, content, applications and media among carriers and customers. At the end of the Reporting Period, we believed the company should continue to benefit from a number of key long-term secular growth drivers, including cloud computing, mobile data and video.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in point-of-sale card payment device manufacturer VeriFone Systems, information technology integrated systems company Micros Systems and computer memory device manufacturer EMC.

VeriFone Systems detracted most from the Fund’s relative results during the Reporting Period. Its shares declined sharply following a revenue and earnings miss and a disappointing outlook for the fiscal first quarter of 2013. In our view, the results highlight the challenges the company is facing in migrating from a hardware business to a services business and demonstrate its management’s failure to integrate recent acquisitions. As a result, we exited the Fund’s position in VeriFone Systems by the end of the Reporting Period.

Micros Systems is a designer, manufacturer and servicer of enterprise information solutions. Its shares were weak during the Reporting Period as fiscal uncertainty affected the company’s underlying customer base of hospitality providers, retailers and restaurants. Despite the near-term weakness, the company maintained dominant market share with high margins at the end of the Reporting Period and, in our view, was well capitalized. The company also generated recurring revenue through the high-touch servicing it provides to clients. We believe Micros Systems operates a unique franchise that is well positioned for growth as the company appears to be increasing its customer base through new contracts with hotel chains and expanding its business globally.

Shares of EMC declined during the Reporting Period, primarily due to less than anticipated earnings. Such earnings weakness was attributable to investor concerns that the company lost market share and to a sluggish macro and potentially weak spending environment in 2013. EMC was also negatively impacted in January 2013 by disappointing quarterly results and guidance from VMware, in which EMC holds an approximately 80% stake. We trimmed the Fund’s position in EMC during the Reporting Period but maintained the holding. EMC’s high-end and mid-tier storage products continued to record consistent growth and were gaining market share. Also, we believe that concerns over the

PORTFOLIO RESULTS

company’s data storage business stem from the macro environment late in 2012 and that such concerns were overblown. At the end of the Reporting Period, we did not see any company specific issues. While governments’ technology budgets may be tightened in 2013, the company’s management expected strong global information technology spending by corporations to offset any weakness. Long-term, we also believe the outlook is favorable for information storage and virtualization. At the end of the Reporting Period, we believed EMC had a strong balance sheet and was trading below its average price to earnings ratio of recent years. As an industry leader in information storage, we found shares of the company to be attractively valued.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Activision Blizzard, already mentioned, we initiated a Fund position in ExactTarget, a cross-channel interactive marketing company that earns the vast majority of its revenue from email marketing, during the Reporting Period. In our view, ExactTarget has an attractive recurring revenue profile, has grown revenues sequentially every quarter since its inception, and is poised to benefit from growth in international markets and new product categories. As chief marketing officers broadly gain control over an increasing share of information technology budgets, we believe ExactTarget’s differentiated platform positions the company well for years of strong growth and a corresponding increase in the company’s asset value.

In addition to the sale of VeriFone Systems, mentioned earlier, we exited the Fund’s position in software giant Microsoft. During the Reporting Period, Microsoft announced disappointing fiscal first quarter results caused by slower than expected enterprise adoption of the Windows 8 operating system. Investors were also disappointed by the sudden departure of the head of the Windows division. This departure was unexpected, as he was viewed by many as a potential chief executive officer successor. We exited the Fund’s position in Microsoft prior to this announcement, based on our view of slower anticipated growth ahead and limited traction in the mobile computing industry. While Microsoft pays an attractive dividend and should continue to generate large amounts of free cash flow, we believe its flagship Windows product is maturing. We also see the changes being driven by mobile and cloud computing potentially leading to disruptions in the company’s markets.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and telecommunication services increased and its allocation to consumer discretionary decreased relative to the NASDAQ Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2013?

A	At the end of February 2013, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had an overweighted position relative to the NASDAQ Index, albeit more modest, in telecommunication services. On the same date, the Fund had underweighted positions compared to the NASDAQ Index in consumer discretionary and financials. The Fund had no exposure to the consumer staples, energy, health care, materials, industrials and utilities sectors on February 28, 2013.

FUND BASICS

Technology Tollkeeper Fund

as of February 28, 2013

PERFORMANCE REVIEW
September 1, 2012–February 28, 2013	Fund Total Return (based on NAV)[1]	NASDAQ Composite Index[2]
Class A	3.60%	3.04%
Class B	3.24	3.04
Class C	3.24	3.04
Institutional	3.84	3.04
Service	3.56	3.04
Class IR	3.78	3.04

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.81%	2.52%	10.51%	2.14%	10/1/99
Class B	14.59	2.55	10.45	2.10	10/1/99
Class C	18.58	2.93	10.33	1.81	10/1/99
Institutional	20.95	4.11	11.59	2.99	10/1/99
Service	20.36	3.62	11.08	2.51	10/1/99
Class IR	20.74	N/A	N/A	7.63	9/30/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.50%	1.55%
Class B	2.25	2.30
Class C	2.25	2.30
Institutional	1.10	1.15
Service	1.60	1.65
Class IR	1.25	1.30

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/13[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	10.8%	Computers & Peripherals
Google, Inc. Class A	6.3	Internet Software & Services
QUALCOMM, Inc.	5.5	Communications Equipment
Activision Blizzard, Inc.	4.2	Software
Rackspace Hosting, Inc.	4.2	Internet Software & Services
Oracle Corp.	3.7	Software
SBA Communications Corp. Class A	3.6	Wireless Telecommunication Services
Salesforce.com, Inc.	3.4	Software
Equinix, Inc.	3.3	Internet Software & Services
Amazon.com, Inc.	3.2	Internet & Catalog Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Investment Team and the Goldman Sachs Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team and the Goldman Sachs Value Investment Team discuss the Goldman Sachs U.S. Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 9.59%, 9.23%, 9.86%, 9.77% and 9.55%, respectively. These returns compare to the 8.95% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the S&P 500 Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, information technology and telecommunication services sectors helped the Fund’s relative results most. The only two sectors to detract from the Fund’s performance relative to the S&P 500 Index were energy and consumer discretionary, both attributable to weak stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in diversified banking institutions JPMorgan Chase and Bank of America and in home improvement and buildings products manufacturer and installer Masco.

In the financials sector, the Fund’s holding in JPMorgan Chase contributed positively to performance during the Reporting Period. Its stock improved as concerns surrounding the company’s multi-billion trading loss and other litigation risks subsided and as the company reported better than expected third calendar quarter results. In addition, the company’s management discussed returning value to shareholders and assured investors the company was on track to meet Basel III capital requirements. (Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity.) By the end of the Reporting Period, we had trimmed the Fund’s position in JPMorgan Chase, taking profits, but maintained the holding, as we continued to have conviction in JPMorgan Chase’s management team and believed the company would benefit from what we considered to be its strong balance sheet, resilient business model and robust capital generating franchises.

A position in Bank of America also contributed strongly to the Fund’s results during the Reporting Period, posting one of the largest gains in the S&P 500 Index during the fourth quarter of 2012. The company made progress on legacy, or long-standing, issues, particularly relating to its mortgage business, and recent settlements reduced litigation risks. Bank of America also increased its capital adequacy ratios over the past few years, which should allow, we believe, the company to invest more capital back into its businesses as the need to build additional reserves decreases. On the expense side,

PORTFOLIO RESULTS

Bank of America lowered its funding costs and closed less profitable banking centers. Should its management continue to take steps to reduce expenses as anticipated, we believe additional cost savings could benefit the company’s earnings over the coming years. We believe earnings improvement seen in 2012 may well continue in 2013, and we believe the company should also benefit from its high exposure to the improving housing market. Due to its strong performance, we trimmed the Fund’s position in Bank of America but maintained the holding.

Shares of Masco increased after reporting third quarter 2012 earnings that beat estimates on higher operating margins. At the end of the Reporting Period, we believed Masco still has room to improve results, in part from additional restructuring efforts in its cabinet and installation segments. In our view, Masco was also well positioned to benefit from an improving housing market in the U.S. through increased demand for its products. We believed the combination of cost savings initiatives and higher volumes should lead to margin expansion and greater returns on invested capital.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent oil and gas exploration and production company Devon Energy, biotechnology company Vertex Pharmaceuticals and computer memory device manufacturer EMC.

The Fund’s stock selection in the energy sector detracted from performance during the Reporting Period, largely driven by Devon Energy, a North America-focused independent energy company engaged in the exploration, development and production of oil, natural gas and natural gas liquids (“NGLs”). During the Reporting Period, shares of Devon Energy fell along with the broader energy sector due to a decline in oil prices. The company has shifted production and resources toward oil and NGLs over time. As a result, its shares fell further after it reported third calendar quarter production levels that missed expectations due to operating issues. The market was also disappointed by Devon Energy’s forecast for flat overall production in 2013. At the end of the Reporting Period, we recognized our investment thesis may take longer to play out than originally expected, however we believed the value of Devon’s Energy’s large, North American asset base was not fully recognized at its then-current market price. While natural gas output may fall, higher margin oil production should increase, which should lead to a more favorable production mix in our view. Further, Devon Energy’s management is reviewing a number of strategic options, including the creation of a master limited partnership with assets from the company’s midstream business. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.) We believe the company’s management is taking the right steps to bring out the value within its large asset base. We believe the company maintains a strong balance sheet, which, along with its joint venture partnerships, may help speed up the development of its oil properties. In addition, we believe its cash flow should increase in 2013, as the company projects to spend significantly less on acquiring new acreage.

In October 2012, shares of Vertex Pharmaceuticals declined after a mid-stage study on the firm’s cystic fibrosis drug Kaleydeco did not meet investors’ expectations. Its shares continued to decline in November 2012 after a rival firm announced that a viable alternative to Vertex Pharmaceuticals’ hepatitis C drug Incivek cleared phase three trials. Its company management also announced third calendar quarter earnings that showed slowing Incivek sales and reimbursements for Kaleydeco in the European Union. Despite these setbacks, at the end of the Reporting Period, we continued to believe company has an attractive risk-reward profile with high upside potential. Already a market share leader in the treatment of hepatitis C, we believe Vertex Pharmaceuticals has the potential for margin and multiple expansion through further market penetration and pricing power. Further, in our view, the company maintained its first-mover advantage in cystic fibrosis treatments given its differentiated product pipeline. Holding more than $1 billion in cash, the company is sufficiently capitalized, in our view, to fund the development of its pipeline.

Shares of EMC declined during the Reporting Period, primarily due to less than anticipated earnings. Such earnings weakness was attributable to investor concerns that the company lost market share and to a sluggish macro and potentially weak spending environment in 2013. EMC was also negatively impacted in January 2013 by disappointing quarterly results and guidance from VMware, in which EMC holds an approximately 80% stake. However, EMC’s high-end and mid-tier storage products continued to record consistent growth and were gaining market share. We added

PORTFOLIO RESULTS

to the Fund’s position in EMC for this reason and because we believe that concerns over the company’s data storage business stem from the macro environment late in 2012 and that such concerns were overblown. At the end of the Reporting Period, we did not see any company specific issues. While governments’ technology budgets may be tightened in 2013, the company’s management expected strong global information technology spending by corporations to offset any weakness. Long-term, we also believe the outlook is favorable for information storage and virtualization. At the end of the Reporting Period, we believed EMC had a strong balance sheet and was trading below its average price to earnings ratio of recent years. As an industry leader in information storage, we found shares of the company to be attractively valued.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Duke Energy during the Reporting Period. The company has a strong dividend yield and, at the time of purchase, was trading at a discount to its peers as uncertainty around regulatory issues heightened and as the company completes its merger with Progress Energy. We believe the near-term concerns are temporary. In our view, earnings growth should be driven ahead by continued investments in environmental and infrastructure projects and modest growth in electricity demand.

We established a Fund position in Activision Blizzard, a leading publisher of gaming software and content, during the Reporting Period. Activision Blizzard owns three of the largest franchises in the electronic gaming industry — Call of Duty and Skylanders on console and World of Warcraft on personal computer. World of Warcraft is offered through a monthly subscription model that provides a large and reliable stream of cash flow, which, in turn, can be used to invest for growth in newer intellectual properties. In our view, these newer properties, including Call of Duty and Skylanders, and upcoming new releases have margin structures that are higher than the corporate average, which should drive Activision Blizzard’s operating margins higher if the company grows over the next few years as anticipated. In addition, we believe the company’s valuations were attractive at the time of purchase.

Conversely, we sold the Fund’s position in software giant Microsoft. During the Reporting Period, Microsoft announced disappointing fiscal first quarter results caused by slower than expected enterprise adoption of the Windows 8 operating system. Investors were also disappointed by the sudden departure of the head of the Windows division. This departure was unexpected, as he was viewed by many as a potential chief executive officer successor. We exited the Fund’s position in Microsoft prior to this announcement, based on our view of slower anticipated growth ahead and limited traction in the mobile computing industry. While Microsoft pays an attractive dividend and should continue to generate large amounts of free cash flow, we believe its flagship Windows product is maturing. We also see the changes being driven by mobile and cloud computing potentially leading to disruptions in the company’s markets.

We exited the Fund’s position in enterprise software firm Oracle. Oracle has dominant market share in database management software, and the company outperformed other information technology names and the broader U.S. equity market during the Reporting Period. As a result, we sold the Fund’s shares in Oracle, taking profits, and re-allocated the proceeds to opportunities that we considered to have greater return potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials and industrials increased and its allocations to telecommunication services, information technology, utilities and health care decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2013, the Fund had overweighted positions relative to the S&P 500 Index in financials and consumer discretionary. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in materials, health care, consumer staples, industrials and utilities and was rather neutrally weighted to the S&P 500 Index in telecommunication services, information technology and energy.

FUND BASICS

U.S. Equity Fund

as of February 28, 2013

PERFORMANCE REVIEW
September 1, 2012–February 28, 2013	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	9.59%	8.95%
Class C	9.23	8.95
Institutional	9.86	8.95
Class IR	9.77	8.95
Class R	9.55	8.95

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Since Inception	Inception Date
Class A	11.68%	6.89%	11/30/09
Class C	16.29	8.02	11/30/09
Institutional	18.67	9.30	11/30/09
Class IR	18.48	9.10	11/30/09
Class R	17.96	8.58	11/30/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	3.63%
Class C	1.93	4.38
Institutional	0.78	3.23
Class IR	0.93	3.38
Class R	1.43	3.88

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/13[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	4.2%	Industrial Conglomerates
Apple, Inc.	3.9	Computers & Peripherals
Exxon Mobil Corp.	3.2	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	3.2	Diversified Financial Services
Google, Inc. Class A	2.8	Internet Software & Services
The Procter & Gamble Co.	2.8	Household Products
The Boeing Co.	2.8	Aerospace & Defense
NIKE, Inc. Class B	2.4	Textiles, Apparel & Luxury Goods
SBA Communications Corp. Class A	2.4	Wireless Telecommunication Services
Devon Energy Corp.	2.3	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 28, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 99.8%
Aerospace & Defense – 4.0%
295,844	Honeywell International, Inc.	$20,738,665
169,437	The Boeing Co.	13,029,705

		33,768,370

Air Freight & Logistics – 0.8%
66,358	FedEx Corp.	6,996,124

Beverages – 3.8%
115,967	Beam, Inc.	7,077,466
76,182	Diageo PLC ADR	9,119,747
201,651	PepsiCo., Inc.	15,279,096

		31,476,309

Biotechnology* – 4.7%
152,737	Celgene Corp.	15,759,404
379,362	Gilead Sciences, Inc.	16,202,551
151,614	Vertex Pharmaceuticals, Inc.	7,098,567

		39,060,522

Capital Markets – 0.6%
75,824	T. Rowe Price Group, Inc.	5,397,910

Chemicals – 2.7%
57,235	Ecolab, Inc.	4,381,339
47,145	Monsanto Co.	4,763,060
122,863	Praxair, Inc.	13,889,662

		23,034,061

Communications Equipment – 3.4%
430,704	QUALCOMM, Inc.	28,267,103

Computers & Peripherals – 8.3%
137,849	Apple, Inc.	60,846,549
259,627	NetApp, Inc.*	8,783,181

		69,629,730

Construction & Engineering* – 0.3%
101,119	Quanta Services, Inc.	2,871,780

Consumer Finance – 1.7%
232,875	American Express Co.	14,473,181

Diversified Financial Services – 3.5%
179,158	CME Group, Inc.	10,717,231
79,419	IntercontinentalExchange, Inc.*	12,295,650
202,079	MSCI, Inc. Class A*	6,694,877

		29,707,758

Electrical Equipment – 1.9%
81,382	Eaton Corp. PLC	5,043,243
47,338	Rockwell Automation, Inc.	4,276,515
55,745	Roper Industries, Inc.	6,946,384

		16,266,142

Electronic Equipment, Instruments & Components – 1.1%
126,968	Amphenol Corp. Class A	8,996,952

Common Stocks – (continued)
Energy Equipment & Services – 3.7%
153,002	Halliburton Co.	$6,351,113
49,075	National Oilwell Varco, Inc.	3,343,480
276,667	Schlumberger Ltd.	21,538,526

		31,233,119

Food & Staples Retailing – 2.9%
158,080	Costco Wholesale Corp.	16,011,923
111,591	Wal-Mart Stores, Inc.	7,898,411

		23,910,334

Health Care Equipment & Supplies – 2.7%
320,754	Abbott Laboratories	10,838,278
41,315	C.R. Bard, Inc.	4,083,988
14,843	Intuitive Surgical, Inc.*	7,568,297

		22,490,563

Health Care Providers & Services* – 0.7%
63,931	Henry Schein, Inc.	5,703,924

Hotels, Restaurants & Leisure – 4.4%
38,004	Chipotle Mexican Grill, Inc.*	12,039,287
111,599	Las Vegas Sands Corp.	5,746,232
165,066	Marriott International, Inc. Class A	6,511,854
66,851	McDonald’s Corp.	6,411,011
96,937	Yum! Brands, Inc.	6,347,435

		37,055,819

Household Products – 2.1%
110,825	Church & Dwight Co., Inc.	6,866,717
19,292	Colgate-Palmolive Co.	2,207,584
115,712	The Procter & Gamble Co.	8,814,940

		17,889,241

Industrial Conglomerates – 1.3%
174,448	Danaher Corp.	10,745,997

Internet & Catalog Retail* – 3.5%
72,944	Amazon.com, Inc.	19,276,911
14,233	Priceline.com, Inc.	9,786,326

		29,063,237

Internet Software & Services* – 6.7%
64,165	Equinix, Inc.	13,574,106
144,891	Facebook, Inc. Class A	3,948,280
43,273	Google, Inc. Class A	34,670,327
76,345	Rackspace Hosting, Inc.	4,264,632

		56,457,345

IT Services – 4.4%
122,796	Cognizant Technology Solutions Corp. Class A*	9,427,049
56,843	International Business Machines Corp.	11,415,780
22,592	MasterCard, Inc. Class A	11,698,589
28,170	Visa, Inc. Class A	4,468,889

		37,010,307

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Life Sciences Tools & Services – 1.1%
215,244	Agilent Technologies, Inc.	$8,928,321

Machinery – 0.5%
38,266	Cummins, Inc.	4,433,881

Media – 2.9%
84,056	Discovery Communications, Inc. Class A*	6,163,826
110,655	Scripps Networks Interactive Class A	6,976,798
185,052	Viacom, Inc. Class B	10,818,140

		23,958,764

Multiline Retail* – 1.0%
180,967	Dollar General Corp.	8,386,011

Oil, Gas & Consumable Fuels – 0.5%
32,870	Pioneer Natural Resources Co.	4,135,375

Personal Products – 1.0%
135,637	The Estee Lauder Cos., Inc. Class A	8,694,332

Pharmaceuticals – 3.3%
80,393	Allergan, Inc.	8,716,209
262,347	Sanofi ADR	12,385,402
66,661	Shire PLC ADR	6,243,469

		27,345,080

Real Estate Investment Trusts – 2.4%
256,272	American Tower Corp.	19,886,707

Real Estate Management & Development* – 1.5%
507,028	CBRE Group, Inc. Class A	12,254,867

Semiconductors & Semiconductor Equipment – 1.2%
277,621	Xilinx, Inc.	10,346,935

Software – 5.0%
1,028,144	Activision Blizzard, Inc.	14,702,459
57,249	Citrix Systems, Inc.*	4,058,954
447,921	Oracle Corp.	15,345,774
44,279	Salesforce.com, Inc.*	7,492,892

		41,600,079

Specialty Retail – 1.3%
114,437	Limited Brands, Inc.	5,209,172
84,180	PetSmart, Inc.	5,480,960

		10,690,132

Textiles, Apparel & Luxury Goods – 4.1%
41,217	Lululemon Athletica, Inc.*	2,763,600
353,103	NIKE, Inc. Class B	19,229,989
99,970	PVH Corp.	12,181,345

		34,174,934

Tobacco – 2.5%
225,419	Philip Morris International, Inc.	20,682,193

Common Stocks – (continued)
Wireless Telecommunication Services* – 2.3%
269,734	SBA Communications Corp. Class A	$19,183,482

TOTAL COMMON STOCKS
(Cost $556,315,252)		$836,206,921

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 0.9%
Repurchase Agreement – 0.9%
Joint Repurchase Agreement Account II
$7,500,000	0.191%	03/01/13	$7,500,000
(Cost $7,500,000)

TOTAL INVESTMENTS – 100.7%
(Cost $563,815,252)			$843,706,921

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%			(6,126,869)

NET ASSETS – 100.0%			$837,580,052

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2013. Additional information appears on pages 76-77.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 1.5%
32,572	Honeywell International, Inc.	$2,283,297

Beverages – 2.3%
46,190	PepsiCo., Inc.	3,499,816

Biotechnology* – 1.6%
50,758	Vertex Pharmaceuticals, Inc.	2,376,490

Capital Markets – 1.6%
45,066	Northern Trust Corp.	2,396,159

Chemicals – 2.8%
36,590	Praxair, Inc.	4,136,499

Communications Equipment – 6.2%
141,328	QUALCOMM, Inc.	9,275,357

Computers & Peripherals – 9.7%
26,053	Apple, Inc.	11,499,794
92,069	NetApp, Inc.*	3,114,694

		14,614,488

Consumer Finance – 3.3%
79,123	American Express Co.	4,917,494

Diversified Financial Services* – 2.1%
20,130	IntercontinentalExchange, Inc.	3,116,527

Energy Equipment & Services – 7.0%
66,142	Halliburton Co.	2,745,555
99,184	Schlumberger Ltd.	7,721,474

		10,467,029

Food & Staples Retailing – 3.4%
50,480	Costco Wholesale Corp.	5,113,119

Health Care Equipment & Supplies – 1.4%
63,255	Abbott Laboratories	2,137,386

Hotels, Restaurants & Leisure – 5.4%
10,059	Chipotle Mexican Grill, Inc.*	3,186,591
35,153	Las Vegas Sands Corp.	1,810,028
76,818	Marriott International, Inc. Class A	3,030,470

		8,027,089

Household Products – 2.7%
52,559	The Procter & Gamble Co.	4,003,945

Internet & Catalog Retail* – 2.9%
10,339	Amazon.com, Inc.	2,732,288
2,385	Priceline.com, Inc.	1,639,878

		4,372,166

Internet Software & Services* – 10.7%
20,729	Equinix, Inc.	4,385,220
11,684	Google, Inc. Class A	9,361,221
40,900	Rackspace Hosting, Inc.	2,284,674

		16,031,115

IT Services – 2.2%
6,476	MasterCard, Inc. Class A	3,353,402

Common Stocks – (continued)
Multiline Retail* – 1.5%
47,596	Dollar General Corp.	$2,205,599

Pharmaceuticals – 2.3%
42,317	AbbVie, Inc.	1,562,344
50,975	Teva Pharmaceutical Industries Ltd. ADR	1,906,465

		3,468,809

Real Estate Investment Trusts – 5.3%
102,160	American Tower Corp.	7,927,616

Real Estate Management & Development* – 3.6%
226,219	CBRE Group, Inc. Class A	5,467,713

Semiconductors & Semiconductor Equipment – 2.2%
87,106	Xilinx, Inc.	3,246,441

Software – 7.0%
352,820	Activision Blizzard, Inc.	5,045,326
87,988	Oracle Corp.	3,014,469
14,622	Salesforce.com, Inc.*	2,474,335

		10,534,130

Textiles, Apparel & Luxury Goods – 5.6%
98,518	NIKE, Inc. Class B	5,365,290
25,387	PVH Corp.	3,093,406

		8,458,696

Wireless Telecommunication Services* – 3.6%
78,015	Crown Castle International Corp.	5,445,447

TOTAL COMMON STOCKS
(Cost $93,942,311)		$146,875,829

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 2.2%
Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$3,400,000	0.191%	03/01/13	$3,400,000
(Cost $3,400,000)

TOTAL INVESTMENTS – 100.1%
(Cost $97,342,311)			$150,275,829

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(196,695)

NET ASSETS – 100.0%			$150,079,134

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2013. Additional information appears on pages 76-77.

Investment Abbreviation:
ADR	—American Depositary Receipt

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 97.6%
Aerospace & Defense – 1.1%
1,856	Honeywell International, Inc.	$130,106

Auto Components* – 0.4%
2,946	Gentherm, Inc.	45,368

Beverages – 2.9%
1,038	Beam, Inc.	63,349
1,411	Diageo PLC ADR	168,911
1,657	PepsiCo., Inc.	125,551

		357,811

Biotechnology* – 4.6%
1,195	BioMarin Pharmaceutical, Inc.	69,274
1,095	Celgene Corp.	112,982
1,911	Cepheid, Inc.	69,618
3,050	Gilead Sciences, Inc.	130,266
3,770	Vertex Pharmaceuticals, Inc.	176,511

		558,651

Capital Markets – 1.5%
3,428	Lazard Ltd. Class A	123,065
1,199	Northern Trust Corp.	63,751

		186,816

Chemicals – 3.5%
1,035	Airgas, Inc.	103,790
567	Ecolab, Inc.	43,404
1,396	International Flavors & Fragrances, Inc.	101,880
1,567	Praxair, Inc.	177,149

		426,223

Commercial Banks – 0.5%
1,689	First Republic Bank	61,564

Commercial Services & Supplies – 2.3%
4,934	Healthcare Services Group, Inc.	118,909
4,020	Ritchie Bros. Auctioneers, Inc.	91,576
731	Stericycle, Inc.*	70,117

		280,602

Communications Equipment – 3.3%
6,195	QUALCOMM, Inc.	406,578

Computers & Peripherals – 7.6%
1,843	Apple, Inc.	813,500
3,399	NetApp, Inc.*	114,988

		928,488

Construction & Engineering* – 0.8%
3,440	Quanta Services, Inc.	97,696

Consumer Finance – 2.1%
2,598	American Express Co.	161,466
5,188	SLM Corp.	98,416

		259,882

Diversified Consumer Services* – 0.8%
1,843	Coinstar, Inc.	94,343

Common Stocks – (continued)
Diversified Financial Services – 3.1%
2,044	CME Group, Inc.	$122,272
1,081	IntercontinentalExchange, Inc.*	167,360
2,783	MSCI, Inc. Class A*	92,201

		381,833

Diversified Telecommunication Services* – 0.8%
3,949	TW telecom, Inc.	99,989

Electrical Equipment – 1.3%
899	Rockwell Automation, Inc.	81,216
567	Roper Industries, Inc.	70,654

		151,870

Electronic Equipment, Instruments & Components – 1.5%
2,019	Amphenol Corp. Class A	143,067
3,713	RealD, Inc.*	43,219

		186,286

Energy Equipment & Services – 3.8%
1,767	Halliburton Co.	73,348
796	National-Oilwell Varco, Inc.	54,232
4,279	Schlumberger Ltd.	333,120

		460,700

Food & Staples Retailing – 2.6%
2,397	Costco Wholesale Corp.	242,792
3,839	The Chefs’ Warehouse, Inc.*	69,102

		311,894

Food Products* – 0.8%
1,007	The Hain Celestial Group, Inc.	55,133
786	TreeHouse Foods, Inc.	45,895

		101,028

Health Care Equipment & Supplies – 2.3%
3,512	Abbott Laboratories	118,671
925	C.R. Bard, Inc.	91,436
2,123	CareFusion Corp.*	69,507

		279,614

Health Care Providers & Services* – 1.7%
3,077	ExamWorks Group, Inc.	43,570
1,156	Henry Schein, Inc.	103,138
714	MEDNAX, Inc.	61,133

		207,841

Hotels, Restaurants & Leisure – 2.8%
472	Chipotle Mexican Grill, Inc.*	149,525
2,323	Marriott International, Inc. Class A	91,642
1,452	Yum! Brands, Inc.	95,077

		336,244

Household Products – 1.8%
1,352	Church & Dwight Co., Inc.	83,770
1,819	The Procter & Gamble Co.	138,571

		222,341

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Industrial Conglomerates – 0.8%
1,652	Danaher Corp.	$101,763

Internet & Catalog Retail* – 2.7%
731	Amazon.com, Inc.	193,181
205	Priceline.com, Inc.	140,954

		334,135

Internet Software & Services* – 5.9%
663	Equinix, Inc.	140,258
597	Google, Inc. Class A	478,316
1,737	Rackspace Hosting, Inc.	97,029

		715,603

IT Services – 3.7%
873	Cognizant Technology Solutions Corp. Class A*	67,020
4,479	InterXion Holding NV*	110,766
338	MasterCard, Inc. Class A	175,023
651	Visa, Inc. Class A	103,275

		456,084

Life Sciences Tools & Services – 0.9%
2,608	Agilent Technologies, Inc.	108,180

Machinery – 2.3%
1,182	Graco, Inc.	68,674
1,078	IDEX Corp.	54,902
3,997	Kennametal, Inc.	161,799

		285,375

Media – 2.7%
1,246	Discovery Communications, Inc. Class A*	91,369
6,290	Pandora Media, Inc.*	76,738
1,181	Scripps Networks Interactive Class A	74,462
1,390	Viacom, Inc. Class B	81,260

		323,829

Multiline Retail* – 1.1%
2,860	Dollar General Corp.	132,532

Oil, Gas & Consumable Fuels* – 0.5%
1,317	Whiting Petroleum Corp.	64,138

Personal Products – 0.5%
961	The Estee Lauder Cos., Inc. Class A	61,600

Pharmaceuticals – 1.3%
630	Allergan, Inc.	68,305
953	Shire PLC ADR	89,258

		157,563

Real Estate Investment Trusts – 1.9%
3,015	American Tower Corp.	233,964

Real Estate Management & Development* – 1.6%
8,086	CBRE Group, Inc. Class A	195,439

Road & Rail* – 0.6%
3,421	Roadrunner Transportation Systems, Inc.	77,930

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 1.7%
923	Hittite Microwave Corp.*	$59,829
3,865	Xilinx, Inc.	144,048

		203,877

Software – 5.1%
7,927	Activision Blizzard, Inc.	113,356
807	Citrix Systems, Inc.*	57,216
2,408	MICROS Systems, Inc.*	103,063
5,511	Oracle Corp.	188,807
900	Salesforce.com, Inc.*	152,298

		614,740

Specialty Retail – 2.7%
1,670	Dick’s Sporting Goods, Inc.	83,500
971	Limited Brands, Inc.	44,200
1,527	PetSmart, Inc.	99,423
1,076	Restoration Hardware Holdings, Inc.*	41,544
878	Tiffany & Co.	58,967

		327,634

Textiles, Apparel & Luxury Goods – 4.6%
940	Carter’s, Inc.*	53,025
1,572	Deckers Outdoor Corp.*	63,415
803	Lululemon Athletica, Inc.*	53,841
3,881	NIKE, Inc. Class B	211,359
1,417	PVH Corp.	172,662

		554,302

Tobacco – 1.0%
1,363	Philip Morris International, Inc.	125,055

Wireless Telecommunication Services* – 2.1%
3,506	SBA Communications Corp. Class A	249,347

TOTAL COMMON STOCKS
(Cost $8,489,508)		$11,896,858

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.6%
Repurchase Agreement – 1.6%
Joint Repurchase Agreement Account II
$200,000	0.191%	03/01/13	$200,000
(Cost $200,000)

TOTAL INVESTMENTS – 99.2%
(Cost $8,689,508)			$12,096,858

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			92,600

NET ASSETS – 100.0%			$12,189,458

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2013. Additional information appears on pages 76-77.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Capital Markets – 4.6%
10,550	Northern Trust Corp.	$560,943

Chemicals – 2.8%
3,010	Praxair, Inc.	340,281

Communications Equipment – 7.5%
14,095	QUALCOMM, Inc.	925,055

Computers & Peripherals – 8.5%
2,379	Apple, Inc.	1,050,091

Consumer Finance – 4.6%
9,103	American Express Co.	565,751

Diversified Financial Services* – 3.1%
2,477	IntercontinentalExchange, Inc.	383,489

Energy Equipment & Services – 7.6%
7,423	Halliburton Co.	308,129
7,985	Schlumberger Ltd.	621,632

		929,761

Food & Staples Retailing – 4.5%
5,398	Costco Wholesale Corp.	546,763

Hotels, Restaurants & Leisure – 4.2%
917	Chipotle Mexican Grill, Inc.*	290,496
5,821	Marriott International, Inc. Class A	229,639

		520,135

Internet Software & Services* – 14.1%
2,617	Equinix, Inc.	553,627
1,165	Google, Inc. Class A	933,398
4,469	Rackspace Hosting, Inc.	249,638

		1,736,663

IT Services – 3.2%
756	MasterCard, Inc. Class A	391,472

Real Estate Investment Trusts – 5.2%
8,238	American Tower Corp.	639,269

Real Estate Management & Development* – 4.8%
24,288	CBRE Group, Inc. Class A	587,041

Semiconductors & Semiconductor Equipment – 3.3%
10,735	Xilinx, Inc.	400,093

Software – 4.8%
41,574	Activision Blizzard, Inc.	594,508

Textiles, Apparel & Luxury Goods – 10.4%
13,530	NIKE, Inc. Class B	736,844
4,483	PVH Corp.	546,253

		1,283,097

Common Stocks – (continued)
Wireless Telecommunication Services* – 4.7%
8,130	SBA Communications Corp. Class A	$578,206

TOTAL COMMON STOCKS
(Cost $11,159,841)		$12,032,618

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 2.4%
Repurchase Agreement – 2.4%
Joint Repurchase Agreement Account II
$300,000	0.191%	03/01/13	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 100.3%
(Cost $11,459,841)			$12,332,618

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(38,728)

NET ASSETS – 100.0%			$12,293,890

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2013. Additional information appears on pages 76-77.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Air Freight & Logistics – 0.5%
416,413	C.H. Robinson Worldwide, Inc.	$23,743,869

Beverages – 1.2%
870,096	Beam, Inc.	53,101,959

Biotechnology* – 4.9%
258,229	Alexion Pharmaceuticals, Inc.	22,398,784
1,288,541	ARIAD Pharmaceuticals, Inc.	27,098,017
640,688	BioMarin Pharmaceutical, Inc.	37,140,683
1,247,868	Cepheid, Inc.	45,459,831
342,247	Medivation, Inc.	16,818,018
1,382,973	Vertex Pharmaceuticals, Inc.	64,750,796

		213,666,129

Capital Markets – 4.4%
1,756,139	Lazard Ltd. Class A	63,045,390
1,358,035	Northern Trust Corp.	72,206,721
825,692	T. Rowe Price Group, Inc.	58,781,014

		194,033,125

Chemicals – 4.7%
806,297	Airgas, Inc.	80,855,463
859,602	Ecolab, Inc.	65,802,533
840,375	International Flavors & Fragrances, Inc.	61,330,568

		207,988,564

Commercial Banks – 1.7%
2,102,138	First Republic Bank	76,622,930

Commercial Services & Supplies – 1.5%
2,841,305	Ritchie Bros. Auctioneers, Inc.	64,724,928

Communications Equipment* – 0.5%
1,160,728	Juniper Networks, Inc.	24,003,855

Computers & Peripherals* – 1.4%
1,757,890	NetApp, Inc.	59,469,419

Construction & Engineering* – 1.0%
1,526,554	Quanta Services, Inc.	43,354,134

Consumer Finance – 1.4%
3,316,690	SLM Corp.	62,917,609

Diversified Consumer Services* – 1.4%
1,234,325	Coinstar, Inc.	63,185,097

Diversified Financial Services* – 3.8%
561,531	IntercontinentalExchange, Inc.	86,936,229
2,421,646	MSCI, Inc. Class A	80,229,132

		167,165,361

Diversified Telecommunication Services* – 1.3%
2,257,994	TW telecom, Inc.	57,172,408

Electrical Equipment – 2.6%
494,976	Rockwell Automation, Inc.	44,716,132
419,764	Roper Industries, Inc.	52,306,792

Common Stocks – (continued)
Electrical Equipment – (continued)
534,600	Sensata Technologies Holding NV*	$17,369,154

		114,392,078

Electronic Equipment, Instruments & Components – 2.8%
1,269,312	Amphenol Corp. Class A	89,943,448
2,683,575	RealD, Inc.*(a)	31,236,813

		121,180,261

Energy Equipment & Services – 3.2%
876,888	Cameron International Corp.*	55,875,303
262,004	Core Laboratories NV	35,933,849
591,106	Dril-Quip, Inc.*	48,606,646

		140,415,798

Food Products* – 2.0%
990,252	The Hain Celestial Group, Inc.	54,216,297
596,818	TreeHouse Foods, Inc.	34,848,203

		89,064,500

Health Care Equipment & Supplies – 2.8%
703,323	C.R. Bard, Inc.	69,523,479
1,605,999	CareFusion Corp.*	52,580,407

		122,103,886

Health Care Providers & Services* – 2.3%
635,697	Henry Schein, Inc.	56,716,887
727,468	HMS Holdings Corp.	21,089,297
251,284	MEDNAX, Inc.	21,514,936

		99,321,120

Hotels, Restaurants & Leisure – 3.6%
183,425	Chipotle Mexican Grill, Inc.*	58,107,206
1,041,013	Dunkin’ Brands Group, Inc.	38,673,633
1,535,961	Marriott International, Inc. Class A	60,593,661

		157,374,500

Household Products – 1.4%
994,440	Church & Dwight Co., Inc.	61,615,502

Internet Software & Services* – 3.9%
441,247	Equinix, Inc.	93,345,803
1,426,823	Rackspace Hosting, Inc.	79,702,333

		173,048,136

IT Services – 2.9%
521,963	Cognizant Technology Solutions Corp. Class A*	40,071,100
748,235	FleetCor Technologies, Inc.*	52,234,285
1,954,962	Genpact Ltd.	34,426,881

		126,732,266

Life Sciences Tools & Services – 2.9%
2,301,528	Agilent Technologies, Inc.	95,467,382
157,019	Mettler-Toledo International, Inc.*	33,413,643

		128,881,025

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Machinery – 2.8%
939,783	Graco, Inc.	$54,601,392
1,727,529	Kennametal, Inc.	69,930,374

		124,531,766

Media – 3.2%
632,416	Discovery Communications, Inc. Class A*	46,375,065
3,269,254	Pandora Media, Inc.*	39,884,899
831,186	Scripps Networks Interactive Class A	52,406,277

		138,666,241

Multiline Retail* – 2.0%
1,903,404	Dollar General Corp.	88,203,741

Oil, Gas & Consumable Fuels – 1.9%
378,127	Pioneer Natural Resources Co.	47,572,158
739,942	Whiting Petroleum Corp.*	36,035,175

		83,607,333

Personal Products – 0.9%
609,191	The Estee Lauder Cos., Inc. Class A	39,049,143

Pharmaceuticals – 1.2%
500,267	Shire PLC ADR	46,855,007
172,194	Zoetis, Inc.*	5,759,890

		52,614,897

Real Estate Management & Development* – 2.3%
4,201,996	CBRE Group, Inc. Class A	101,562,243

Semiconductors & Semiconductor Equipment – 4.1%
1,963,228	Altera Corp.	69,537,535
1,088,516	Linear Technology Corp.	41,624,852
1,850,014	Xilinx, Inc.	68,950,022

		180,112,409

Software – 5.5%
6,374,889	Activision Blizzard, Inc.	91,160,913
573,362	Citrix Systems, Inc.*	40,651,366
1,256,295	MICROS Systems, Inc.*	53,769,426
322,928	Salesforce.com, Inc.*	54,645,876

		240,227,581

Specialty Retail – 5.0%
833,991	Dick’s Sporting Goods, Inc.	41,699,550
1,390,703	Limited Brands, Inc.	63,304,800
1,245,888	PetSmart, Inc.	81,119,768
533,780	Tiffany & Co.	35,848,665

		221,972,783

Textiles, Apparel & Luxury Goods – 4.3%
1,189,746	Deckers Outdoor Corp.*	47,994,354
474,338	Lululemon Athletica, Inc.*	31,804,363
885,643	PVH Corp.	107,915,599

		187,714,316

Common Stocks – (continued)
Wireless Telecommunication Services* – 5.0%
1,056,775	Crown Castle International Corp.	$73,762,895
2,062,812	SBA Communications Corp. Class A	146,707,189

		220,470,084

TOTAL COMMON STOCKS
(Cost $3,283,986,465)		$4,324,010,996

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 1.5%
Repurchase Agreement – 1.5%
Joint Repurchase Agreement Account II
$63,700,000	0.191%	03/01/13	$63,700,000
(Cost $63,700,000)

TOTAL INVESTMENTS – 99.8%
(Cost $3,347,686,465)			$4,387,710,996

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			10,767,775

NET ASSETS – 100.0%			$4,398,478,771

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on February 28, 2013. Additional information appears on pages 76-77.

Investment Abbreviation:
ADR	—American Depositary Receipt

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 97.1%
Aerospace & Defense* – 0.6%
289,637	Aerovironment, Inc.	$6,406,771

Auto Components* – 0.8%
570,467	Gentherm, Inc.	8,785,192

Biotechnology* – 7.3%
715,439	Achillion Pharmaceuticals, Inc.	5,795,056
388,830	ARIAD Pharmaceuticals, Inc.	8,177,095
239,135	BioMarin Pharmaceutical, Inc.	13,862,656
451,763	Cepheid, Inc.	16,457,726
376,134	Durata Therapeutics, Inc.	3,215,946
324,880	Incyte Corp.	7,212,336
108,772	Medivation, Inc.	5,345,056
608,967	Regulus Therapeutics, Inc.	3,136,180
476,966	Swedish Orphan Biovitrum AB ADR	2,890,175
134,744	Synageva BioPharma Corp.	6,733,158
137,741	Synta Pharmaceuticals Corp.	1,183,195
154,407	Vertex Pharmaceuticals, Inc.	7,229,336

		81,237,915

Capital Markets – 2.8%
458,462	Evercore Partners, Inc. Class A	18,659,403
342,731	Lazard Ltd. Class A	12,304,043

		30,963,446

Chemicals – 3.1%
156,930	Airgas, Inc.	15,736,940
157,018	American Vanguard Corp.	4,872,269
181,080	International Flavors & Fragrances, Inc.	13,215,218

		33,824,427

Commercial Banks – 3.1%
762,424	Eagle Bancorp, Inc.*	16,544,601
289,599	First Republic Bank	10,555,884
241,419	Popular, Inc.*	6,740,418

		33,840,903

Commercial Services & Supplies – 4.0%
893,757	Healthcare Services Group, Inc.	21,539,544
774,985	Ritchie Bros. Auctioneers, Inc.	17,654,158
47,353	Stericycle, Inc.*	4,542,100

		43,735,802

Communications Equipment* – 0.9%
1,133,073	Calix, Inc.	9,710,436

Construction & Engineering* – 1.0%
381,597	Quanta Services, Inc.	10,837,355

Consumer Finance – 1.1%
658,094	SLM Corp.	12,484,043

Diversified Consumer Services* – 1.4%
305,038	Coinstar, Inc.	15,614,895

Common Stocks – (continued)
Diversified Financial Services* – 1.8%
596,582	MSCI, Inc. Class A	$19,764,762

Diversified Telecommunication Services* – 1.4%
613,498	TW telecom, Inc.	15,533,769

Electrical Equipment – 1.4%
93,286	Roper Industries, Inc.	11,624,369
134,827	Sensata Technologies Holding NV*	4,380,529

		16,004,898

Electronic Equipment, Instruments & Components – 3.3%
227,568	Amphenol Corp. Class A	16,125,469
215,115	IPG Photonics Corp.	12,754,168
691,214	RealD, Inc.*	8,045,731

		36,925,368

Energy Equipment & Services – 3.3%
83,851	Core Laboratories NV	11,500,164
241,574	Dril-Quip, Inc.*	19,864,630
84,324	Lufkin Industries, Inc.	5,462,509

		36,827,303

Food & Staples Retailing* – 0.7%
418,054	The Chefs’ Warehouse, Inc.	7,524,972

Food Products* – 2.2%
279,019	The Hain Celestial Group, Inc.	15,276,290
149,697	TreeHouse Foods, Inc.	8,740,808

		24,017,098

Health Care Equipment & Supplies* – 2.1%
325,981	CareFusion Corp.	10,672,618
356,180	DexCom, Inc.	5,317,767
89,439	Given Imaging Ltd.	1,417,608
361,141	Tornier NV	6,276,631

		23,684,624

Health Care Providers & Services* – 4.7%
288,806	Acadia Healthcare Co., Inc.	7,861,299
774,709	ExamWorks Group, Inc.	10,969,879
157,639	Henry Schein, Inc.	14,064,552
270,837	HMS Holdings Corp.	7,851,565
134,199	MEDNAX, Inc.	11,490,118

		52,237,413

Health Care Technology* – 0.6%
370,185	MedAssets, Inc.	6,837,317

Hotels, Restaurants & Leisure – 1.7%
255,105	Dunkin’ Brands Group, Inc.	9,477,151
453,883	Texas Roadhouse, Inc.	8,778,097

		18,255,248

Household Products – 1.1%
192,645	Church & Dwight Co., Inc.	11,936,284

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Internet Software & Services* – 4.3%
81,914	Equinix, Inc.	$17,328,907
384,663	ExactTarget, Inc.	8,577,985
363,994	Internap Network Services Corp.	3,159,468
340,354	Rackspace Hosting, Inc.	19,012,174

		48,078,534

IT Services – 3.7%
230,327	FleetCor Technologies, Inc.*	16,079,128
531,057	Genpact Ltd.	9,351,914
640,479	InterXion Holding NV*	15,839,045

		41,270,087

Life Sciences Tools & Services* – 1.5%
27,607	Mettler-Toledo International, Inc.	5,874,770
320,476	PAREXEL International Corp.	11,117,312

		16,992,082

Machinery – 3.9%
241,490	Graco, Inc.	14,030,569
206,094	IDEX Corp.	10,496,367
458,049	Kennametal, Inc.	18,541,824

		43,068,760

Media* – 1.4%
1,188,216	Pandora Media, Inc.	14,496,235
378,620	RLJ Entertainment, Inc.	1,495,549

		15,991,784

Oil, Gas & Consumable Fuels* – 4.3%
422,819	Approach Resources, Inc.	10,464,770
751,073	Rex Energy Corp.	10,124,464
242,982	Rosetta Resources, Inc.	11,828,364
314,023	Whiting Petroleum Corp.	15,292,920

		47,710,518

Pharmaceuticals* – 0.6%
406,870	Sagent Pharmaceuticals, Inc.	6,672,668

Real Estate Management & Development* – 1.7%
767,088	CBRE Group, Inc. Class A	18,540,517

Road & Rail* – 1.4%
672,489	Roadrunner Transportation Systems, Inc.	15,319,300

Semiconductors & Semiconductor Equipment – 5.8%
346,189	Cavium, Inc.*	12,781,298
227,806	Hittite Microwave Corp.*	14,766,385
536,171	Intermolecular, Inc.*	5,184,773
177,849	Linear Technology Corp.	6,800,946
517,489	STR Holdings, Inc.*	1,034,978
159,368	Ultratech, Inc.*	6,530,901
444,246	Xilinx, Inc.	16,557,048

		63,656,329

Common Stocks – (continued)
Software* – 2.8%
314,723	MICROS Systems, Inc.	$13,470,144
243,302	NetSuite, Inc.	16,980,047

		30,450,191

Specialty Retail – 4.3%
208,687	Dick’s Sporting Goods, Inc.	10,434,350
252,429	PetSmart, Inc.	16,435,652
123,262	Restoration Hardware Holdings, Inc.*	4,759,146
227,651	Rue21, Inc.*	6,146,577
185,803	Tile Shop Holdings, Inc.*	3,275,707
148,973	Urban Outfitters, Inc.*	6,036,386

		47,087,818

Textiles, Apparel & Luxury Goods – 7.5%
285,304	Carter’s, Inc.*	16,093,999
286,613	Deckers Outdoor Corp.*	11,561,968
489,989	Fifth & Pacific Co., Inc.*	8,863,901
82,751	Lululemon Athletica, Inc.*	5,548,455
245,978	PVH Corp.	29,972,419
186,112	Under Armour, Inc. Class A*	9,171,599
36,700	Wolverine World Wide, Inc.	1,548,740

		82,761,081

Wireless Telecommunication Services* – 3.5%
536,798	SBA Communications Corp. Class A	38,177,074

TOTAL COMMON STOCKS
(Cost $828,749,239)		$1,072,766,984

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 3.5%
Repurchase Agreement – 3.5%
Joint Repurchase Agreement Account II
$39,000,000	0.191%	03/01/13	$39,000,000
(Cost $39,000,000)

TOTAL INVESTMENTS – 100.6%
(Cost $867,749,239)			$1,111,766,984

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(6,202,063)

NET ASSETS – 100.0%			$1,105,564,921

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2013. Additional information appears on pages 76-77.

Investment Abbreviation:
ADR	—American Depositary Receipt

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 99.4%
Aerospace & Defense – 3.3%
104,286	Honeywell International, Inc.	$7,310,448
57,424	The Boeing Co.	4,415,906

		11,726,354

Air Freight & Logistics – 1.1%
37,085	FedEx Corp.	3,909,871

Beverages – 3.2%
42,129	Diageo PLC ADR	5,043,263
85,960	PepsiCo., Inc.	6,513,189

		11,556,452

Biotechnology* – 3.5%
37,197	Celgene Corp.	3,837,986
134,759	Gilead Sciences, Inc.	5,755,557
63,245	Vertex Pharmaceuticals, Inc.	2,961,131

		12,554,674

Capital Markets – 1.9%
78,463	Northern Trust Corp.	4,171,877
36,446	T. Rowe Price Group, Inc.	2,594,591

		6,766,468

Chemicals – 2.9%
34,157	Ecolab, Inc.	2,614,718
69,127	Praxair, Inc.	7,814,808

		10,429,526

Communications Equipment – 4.5%
247,455	QUALCOMM, Inc.	16,240,472

Computers & Peripherals – 8.3%
58,824	Apple, Inc.	25,964,914
115,856	NetApp, Inc.*	3,919,408

		29,884,322

Consumer Finance – 2.2%
124,513	American Express Co.	7,738,483

Diversified Financial Services – 2.5%
79,068	CME Group, Inc.	4,729,848
27,876	IntercontinentalExchange, Inc.*	4,315,762

		9,045,610

Electrical Equipment – 0.7%
29,511	Rockwell Automation, Inc.	2,666,024

Electronic Equipment, Instruments & Components – 1.3%
64,230	Amphenol Corp. Class A	4,551,338

Energy Equipment & Services – 5.0%
79,733	Halliburton Co.	3,309,717
23,007	National Oilwell Varco, Inc.	1,567,467
165,753	Schlumberger Ltd.	12,903,871

		17,781,055

Food & Staples Retailing – 2.7%
96,660	Costco Wholesale Corp.	9,790,691

Common Stocks – (continued)
Health Care Equipment & Supplies – 3.0%
174,199	Abbott Laboratories	$5,886,184
16,841	C.R. Bard, Inc.	1,664,733
6,226	Intuitive Surgical, Inc.*	3,174,575

		10,725,492

Hotels, Restaurants & Leisure – 4.6%
17,393	Chipotle Mexican Grill, Inc.*	5,509,928
44,238	Las Vegas Sands Corp.	2,277,815
101,937	Marriott International, Inc. Class A	4,021,415
21,168	McDonald’s Corp.	2,030,011
40,782	Yum! Brands, Inc.	2,670,405

		16,509,574

Household Products – 1.5%
72,029	The Procter & Gamble Co.	5,487,169

Industrial Conglomerates – 1.6%
95,054	Danaher Corp.	5,855,326

Internet & Catalog Retail* – 3.6%
34,373	Amazon.com, Inc.	9,083,752
5,760	Priceline.com, Inc.	3,960,461

		13,044,213

Internet Software & Services* – 8.0%
30,349	Equinix, Inc.	6,420,331
65,810	Facebook, Inc. Class A	1,793,323
21,107	Google, Inc. Class A	16,910,928
65,292	Rackspace Hosting, Inc.	3,647,211

		28,771,793

IT Services – 1.7%
11,928	MasterCard, Inc. Class A	6,176,557

Life Sciences Tools & Services – 1.3%
108,588	Agilent Technologies, Inc.	4,504,230

Media – 2.3%
35,755	Discovery Communications, Inc. Class A*	2,621,914
97,412	Viacom, Inc. Class B	5,694,706

		8,316,620

Multiline Retail* – 1.4%
107,455	Dollar General Corp.	4,979,465

Personal Products – 0.5%
28,448	The Estee Lauder Cos., Inc. Class A	1,823,517

Pharmaceuticals – 3.8%
34,110	Allergan, Inc.	3,698,206
130,600	Sanofi ADR	6,165,626
38,225	Shire PLC ADR	3,580,154

		13,443,986

Real Estate Investment Trusts – 3.7%
170,615	American Tower Corp.	13,239,724

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate Management & Development* – 1.8%
268,821	CBRE Group, Inc. Class A	$6,497,404

Semiconductors & Semiconductor Equipment – 1.8%
171,028	Xilinx, Inc.	6,374,214

Software – 5.6%
496,332	Activision Blizzard, Inc.	7,097,548
217,840	Oracle Corp.	7,463,198
32,257	Salesforce.com, Inc.*	5,458,529

		20,019,275

Specialty Retail – 0.6%
48,955	Limited Brands, Inc.	2,228,432

Textiles, Apparel & Luxury Goods – 5.2%
28,474	Lululemon Athletica, Inc.*	1,909,182
188,762	NIKE, Inc. Class B	10,279,979
51,897	PVH Corp.	6,323,649

		18,512,810

Tobacco – 1.2%
46,551	Philip Morris International, Inc.	4,271,054

Wireless Telecommunication Services* – 3.1%
160,606	Crown Castle International Corp.	11,210,299

TOTAL COMMON STOCKS
(Cost $286,850,927)		$356,632,494

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.4%
Repurchase Agreement – 1.4%
Joint Repurchase Agreement Account II
$4,900,000	0.191%	03/01/13	$4,900,000
(Cost $4,900,000)

TOTAL INVESTMENTS – 100.8%
(Cost $291,750,927)			$361,532,494

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%			(2,778,783)

NET ASSETS – 100.0%			$358,753,711

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2013. Additional information appears on pages 76-77.

Investment Abbreviation:
ADR	—American Depositary Receipt

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Schedule of Investments

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%
Communications Equipment – 8.9%
459,793	Calix, Inc.*	$3,940,426
396,588	Juniper Networks, Inc.*	8,201,440
308,032	QUALCOMM, Inc.	20,216,140

		32,358,006

Computers & Peripherals – 14.9%
89,301	Apple, Inc.	39,417,462
205,481	EMC Corp.*	4,728,118
305,069	NetApp, Inc.*	10,320,484

		54,466,064

Diversified Consumer Services* – 2.9%
204,799	Coinstar, Inc.	10,483,661

Diversified Financial Services* – 2.2%
51,398	IntercontinentalExchange, Inc.	7,957,438

Diversified Telecommunication Services* – 1.9%
281,770	TW telecom, Inc.	7,134,416

Electronic Equipment, Instruments & Components – 4.8%
128,666	Amphenol Corp. Class A	9,117,273
728,261	RealD, Inc.*	8,476,958

		17,594,231

Internet & Catalog Retail* – 5.5%
44,590	Amazon.com, Inc.	11,783,800
11,966	Priceline.com, Inc.	8,227,582

		20,011,382

Internet Software & Services* – 18.5%
56,739	Equinix, Inc.	12,003,135
218,190	ExactTarget, Inc.	4,865,637
245,055	Facebook, Inc. Class A	6,677,749
28,870	Google, Inc. Class A	23,130,644
214,915	Internap Network Services Corp.	1,865,462
273,418	Rackspace Hosting, Inc.	15,273,130
163,236	Yandex NV Class A	3,785,443

		67,601,200

IT Services* – 4.7%
82,803	Cognizant Technology Solutions Corp. Class A	6,356,786
437,754	InterXion Holding NV	10,825,657

		17,182,443

Media* – 2.9%
868,404	Pandora Media, Inc.	10,594,529

Real Estate Investment Trusts – 2.9%
136,229	American Tower Corp.	10,571,370

Semiconductors & Semiconductor Equipment – 7.7%
188,319	Altera Corp.	6,670,259
121,168	Cavium, Inc.*	4,473,523
83,471	Hittite Microwave Corp.*	5,410,590

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
243,263	Intermolecular, Inc.*	$2,352,353
244,505	Xilinx, Inc.	9,112,701

		28,019,426

Software – 17.9%
1,078,205	Activision Blizzard, Inc.	15,418,331
91,660	Citrix Systems, Inc.*	6,498,694
199,225	MICROS Systems, Inc.*	8,526,830
128,428	NetSuite, Inc.*	8,962,990
389,992	Oracle Corp.	13,361,126
73,363	Salesforce.com, Inc.*	12,414,487

		65,182,458

Wireless Telecommunication Services* – 3.6%
182,479	SBA Communications Corp. Class A	12,977,906

TOTAL COMMON STOCKS
(Cost $300,800,369)		$362,134,530

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 0.5%
Repurchase Agreement – 0.5%

$1,900,000	0.191%	03/01/13	$1,900,000
(Cost $1,900,000)

TOTAL INVESTMENTS – 99.8%
(Cost $302,700,369)			$364,034,530

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			552,771

NET ASSETS – 100.0%			$364,587,301

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2013. Additional information appears on pages 76-77.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments

February 28, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense – 2.8%
3,989	The Boeing Co.	$306,754

Air Freight & Logistics – 0.8%
857	FedEx Corp.	90,354

Automobiles* – 1.0%
4,174	General Motors Co.	113,324

Beverages – 2.6%
1,293	Anheuser-Busch InBev NV ADR	121,529
2,246	PepsiCo., Inc.	170,180

		291,709

Biotechnology* – 2.8%
590	Celgene Corp.	60,876
3,352	Gilead Sciences, Inc.	143,164
2,382	Vertex Pharmaceuticals, Inc.	111,525

		315,565

Building Products – 0.7%
4,186	Masco Corp.	80,622

Capital Markets – 1.0%
4,894	Morgan Stanley, Inc.	110,360

Chemicals – 1.4%
1,401	Praxair, Inc.	158,383

Commercial Banks – 1.5%
6,202	SunTrust Banks, Inc.	171,113

Commercial Services & Supplies – 1.1%
3,187	Waste Management, Inc.	118,939

Communications Equipment – 2.1%
3,624	QUALCOMM, Inc.	237,843

Computers & Peripherals – 5.5%
969	Apple, Inc.	427,717
6,427	EMC Corp.*	147,885
1,013	NetApp, Inc.*	34,270

		609,872

Consumer Finance – 1.7%
2,958	American Express Co.	183,840

Diversified Financial Services – 5.1%
18,584	Bank of America Corp.	208,698
7,241	JPMorgan Chase & Co.	354,230

		562,928

Diversified Telecommunication Services – 1.3%
3,931	AT&T, Inc.	141,162

Electric Utilities – 2.5%
2,203	Duke Energy Corp.	152,558
4,155	PPL Corp.	128,057

		280,615

Common Stocks – (continued)
Energy Equipment & Services – 4.3%
4,342	Halliburton Co.	$180,236
2,548	Schlumberger Ltd.	198,362
1,906	Transocean Ltd.*	99,684

		478,282

Food & Staples Retailing – 3.1%
2,203	Costco Wholesale Corp.	223,142
2,914	Walgreen Co.	119,299

		342,441

Food Products – 0.7%
2,891	Mondelez International, Inc. Class A	79,936

Health Care Equipment & Supplies – 1.6%
5,325	Abbott Laboratories	179,932

Health Care Providers & Services – 1.6%
1,176	Aetna, Inc.	55,496
2,187	UnitedHealth Group, Inc.	116,895

		172,391

Hotels, Restaurants & Leisure – 2.3%
269	Chipotle Mexican Grill, Inc.*	85,216
1,798	Marriott International, Inc. Class A	70,931
1,485	Yum! Brands, Inc.	97,238

		253,385

Household Products – 2.8%
4,079	The Procter & Gamble Co.	310,738

Industrial Conglomerates – 4.2%
20,042	General Electric Co.	465,375

Insurance – 6.1%
3,844	American International Group, Inc.*	146,111
935	Everest Re Group Ltd.	116,510
3,360	Prudential Financial, Inc.	186,715
3,990	The Hartford Financial Services Group, Inc.	94,204
1,688	The Travelers Cos., Inc.	135,749

		679,289

Internet & Catalog Retail* – 2.5%
693	Amazon.com, Inc.	183,139
142	Priceline.com, Inc.	97,636

		280,775

Internet Software & Services* – 3.5%
370	Equinix, Inc.	78,273
388	Google, Inc. Class A	310,866

		389,139

IT Services – 1.3%
282	MasterCard, Inc. Class A	146,025

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Media – 1.6%
1,798	DIRECTV*	$86,610
1,474	Viacom, Inc. Class B	86,170

		172,780

Multiline Retail* – 1.1%
2,594	Dollar General Corp.	120,206

Oil, Gas & Consumable Fuels – 6.4%
4,716	Devon Energy Corp.	255,890
3,977	Exxon Mobil Corp.	356,141
3,052	Southwestern Energy Co.*	104,592

		716,623

Pharmaceuticals – 4.4%
2,501	Johnson & Johnson	190,351
4,257	Merck & Co., Inc.	181,902
4,316	Pfizer, Inc.	118,129

		490,382

Real Estate Investment Trusts – 1.9%
2,692	American Tower Corp.	208,899

Real Estate Management & Development* – 1.3%
5,985	CBRE Group, Inc. Class A	144,657

Semiconductors & Semiconductor Equipment – 2.8%
1,585	Altera Corp.	56,141
2,686	Lam Research Corp.*	113,618
3,865	Xilinx, Inc.	144,048

		313,807

Software – 2.8%
10,255	Activision Blizzard, Inc.	146,646
1,855	Adobe Systems, Inc.*	72,902
518	Salesforce.com, Inc.*	87,656

		307,204

Specialty Retail – 1.6%
1,024	Bed Bath & Beyond, Inc.*	58,112
3,191	Lowe’s Cos., Inc.	121,737

		179,849

Textiles, Apparel & Luxury Goods – 3.3%
4,917	NIKE, Inc. Class B	267,780
822	PVH Corp.	100,161

		367,941

Wireless Telecommunication Services* – 2.4%
3,754	SBA Communications Corp. Class A	266,984

TOTAL COMMON STOCKS
(Cost $8,828,310)		$10,840,423

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.8%
Repurchase Agreement – 1.8%

$200,000	0.191%	03/01/13	$200,000
(Cost $200,000)

TOTAL INVESTMENTS – 99.3%
(Cost $9,028,310)			$11,040,423

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			73,823

NET ASSETS – 100.0%			$11,114,246

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 28, 2013. Additional information appears on pages 76-77.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments (continued)

February 28, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2013, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of March 1, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Capital Growth	$7,500,000	$7,500,040	$7,685,883
Concentrated Growth	3,400,000	3,400,018	3,484,267
Flexible Cap Growth	200,000	200,001	204,957
Focused Growth	300,000	300,002	307,435
Growth Opportunities	63,700,000	63,700,338	65,278,765
Small/Mid Cap Growth	39,000,000	39,000,207	39,966,591
Strategic Growth	4,900,000	4,900,026	5,021,443
Technology Tollkeeper	1,900,000	1,900,010	1,947,090
U.S. Equity	200,000	200,001	204,957

REPURCHASE AGREEMENTS — At February 28, 2013, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
BNP Paribas Securities Co.	0.190%	$2,067,782	$937,395	$55,141	$82,711	$17,562,362	$10,752,466	$1,350,951	$523,838	$55,141
Credit Suisse Securities LLC	0.160	281,331	127,537	7,502	11,253	2,389,437	1,462,921	183,803	71,270	7,502
Deutsche Bank Securities, Inc.	0.200	1,563,918	708,976	41,704	62,557	13,282,880	8,132,376	1,021,760	396,193	41,704
J.P. Morgan Securities LLC	0.200	576,728	261,450	15,379	23,069	4,898,346	2,998,987	376,796	146,105	15,379
Wells Fargo Securities LLC	0.190	3,010,241	1,364,642	80,274	120,410	25,566,975	15,653,250	1,966,690	762,594	80,274
TOTAL		$7,500,000	$3,400,000	$200,000	$300,000	$63,700,000	$39,000,000	$4,900,000	$1,900,000	$200,000

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At February 28, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.000 to 4.500%	04/01/26 to 02/01/43
Federal National Mortgage Association	2.000 to 5.000	12/01/22 to 01/01/43
Government National Mortgage Association	3.000 to 6.500	07/20/26 to 02/20/43
U.S. Treasury Notes	1.750 to 3.125	09/30/13 to 10/31/18

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

February 28, 2013 (Unaudited)

	Capital Growth Fund	Concentrated Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $563,815,252, $97,342,311, $8,689,508, $11,459,841, $3,280,052,771, $867,749,239, $291,750,927, $302,700,369 and $9,028,310)	$843,706,921	$150,275,829
Investments of affiliated issuers, at value (cost $67,633,694 for Growth Opportunities Fund)	—	—
Cash	24,518	6,790
Receivables:
Investments sold	2,413,903	1,193,901
Dividends and interest	886,884	115,544
Fund shares sold	91,759	326,120
Reimbursement from investment adviser	36,042	12,054
Other assets	28,197	1,185
Total assets	847,188,224	151,931,423

Liabilities:
Payables:
Investments purchased	5,684,358	1,611,775
Fund shares redeemed	2,993,233	39,807
Amounts owed to affiliates	767,704	127,434
Accrued expenses	162,877	73,273
Total liabilities	9,608,172	1,852,289

Net Assets:
Paid-in capital	536,384,881	107,503,369
Undistributed net investment income (loss)	1,709,746	8,764
Accumulated net realized gain (loss)	19,593,756	(10,366,517)
Net unrealized gain	279,891,669	52,933,518
NET ASSETS	$837,580,052	$150,079,134
Net Assets:
Class A	$655,029,380	$87,151,565
Class B	22,937,394	332,499
Class C	73,067,523	3,013,018
Institutional	80,849,280	59,205,909
Service	1,180,814	—
Class IR	2,552,623	364,950
Class R	1,963,038	11,193
Total Net Assets	$837,580,052	$150,079,134
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	25,079,696	5,429,473
Class B	1,005,156	22,451
Class C	3,205,682	203,742
Institutional	2,950,794	3,572,700
Service	46,026	—
Class IR	97,361	22,624
Class R	76,111	705
Net asset value, offering and redemption price per share:(a)
Class A	$26.12	$16.05
Class B	22.82	14.81
Class C	22.79	14.79
Institutional	27.40	16.57
Service	25.66	—
Class IR	26.22	16.13
Class R	25.79	15.88

(a)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds is $27.64, $16.98, $11.48, $13.09, $25.83, $17.59, $12.10, $14.93 and $14.17, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund

$12,096,858	$12,332,618	$4,356,474,183	$1,111,766,984	$361,532,494	$364,034,530	$11,040,423
—	—	31,236,813	—	—	—	—
98,887	99,190	11,845	32,226	74,021	95,363	59,147

66,917	72,518	23,835,303	8,988,340	1,969,419	1,567,942	97,744
9,346	6,095	2,601,856	475,590	314,784	18,842	18,326
76,097	2,500	7,057,800	3,671,063	533,367	378,657	—
37,877	26,367	2,156	—	32,638	8,803	19,829
147	125	57,033	8,017	2,769	3,051	140
12,386,129	12,539,413	4,421,276,989	1,124,942,220	364,459,492	366,107,188	11,235,609

42,288	175,981	13,571,007	16,716,669	4,701,228	—	43,010
79,581	—	5,200,479	1,515,977	642,641	972,979	741
10,500	7,622	3,699,387	996,667	264,707	422,030	7,681
64,302	61,920	327,345	147,986	97,205	124,878	69,931
196,671	245,523	22,798,218	19,377,299	5,705,781	1,519,887	121,363

8,676,699	11,324,194	3,337,132,199	870,550,631	275,850,908	313,710,536	9,065,113
9,696	2,479	560,701	(5,868,477)	434,090	(4,548,036)	10,530
95,713	94,440	20,761,340	(3,134,978)	12,687,146	(5,909,360)	26,490
3,407,350	872,777	1,040,024,531	244,017,745	69,781,567	61,334,161	2,012,113
$12,189,458	$12,293,890	$4,398,478,771	$1,105,564,921	$358,753,711	$364,587,301	$11,114,246

$5,813,092	$72,951	$1,111,514,590	$479,317,361	$156,227,003	$237,353,825	$2,814,224
—	—	10,656,856	4,614,697	1,227,772	7,176,193	—
849,078	12,349	165,835,685	108,550,628	9,315,701	49,734,403	133,828
5,293,038	12,183,691	2,895,077,449	419,524,841	191,283,367	57,088,144	7,976,221
—	—	60,137,336	7,514,516	105,828	11,125,669	—
167,099	12,484	94,024,425	64,776,166	589,432	2,109,067	146,668
67,151	12,415	61,232,430	21,266,712	4,608	—	43,305
$12,189,458	$12,293,890	$4,398,478,771	$1,105,564,921	$358,753,711	$364,587,301	$11,114,246

535,566	5,899	45,538,492	28,835,632	13,671,532	16,826,185	210,128
—	—	500,901	297,484	118,861	563,242	—
81,673	1,003	7,879,934	7,001,256	900,562	3,904,102	10,100
474,907	982,414	109,879,411	24,479,017	16,120,501	3,833,844	594,175
—	—	2,514,888	458,051	9,272	796,530	—
15,126	1,007	3,793,281	3,840,323	49,618	142,163	10,934
6,270	1,003	2,544,435	1,297,269	404	—	3,232

$10.85	$12.37	$24.41	$16.62	$11.43	$14.11	$13.39
—	—	21.28	15.51	10.33	12.74	—
10.40	12.31	21.05	15.50	10.34	12.74	13.25
11.15	12.40	26.35	17.14	11.87	14.89	13.42
—	—	23.91	16.41	11.41	13.97	—
11.05	12.40	24.79	16.87	11.88	14.84	13.41
10.71	12.38	24.07	16.39	11.40	—	13.40

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

	Capital Growth Fund	Concentrated Growth Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $1,860, $68, $0, $130,058, $33,005, $0, $0 and $0)	$7,119,751	$1,467,310
Interest	6,196	1,121
Total investment income	7,125,947	1,468,431

Expenses:
Management fees	4,150,957	731,281
Distribution and Service fees(a)	1,293,954	126,223
Transfer Agent fees(a)	726,272	98,069
Printing and mailing costs	90,889	14,199
Registration fees	66,729	42,447
Custody, accounting and administrative services	54,379	25,452
Professional fees	44,299	38,878
Trustee fees	10,646	9,669
Service Share fees — Shareholder Administration Plan	1,375	—
Service Share fees — Service Plan	1,375	—
Amortization of offering costs	—	—
Other	9,261	2,801
Total expenses	6,450,136	1,089,019
Less — expense reductions	(1,504,922)	(262,176)
Net expenses	4,945,214	826,843
NET INVESTMENT INCOME (LOSS)	2,180,733	641,588

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $52,988, $9,081, $0, $0, $226,166, $0, $14,892, $11,641 and $0)	36,615,907	7,492,914
Investments — affiliated issuers	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	18,827,605	2,787,780
Investments — affiliated issuers	—	—
Net realized and unrealized gain	55,443,512	10,280,694
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,624,245	$10,922,282

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	$807,960	$121,233	$360,017	$4,744	$614,050	$23,034	$68,403	$16,422	$220	$2,340	$1,803
Concentrated Growth	109,944	1,672	14,581	26	83,557	318	2,770	10,900	—	514	10
Flexible Cap Growth	7,915	—	4,278	159	6,014	—	813	955	—	156	61
Focused Growth	71	—	58	29	53	—	11	1,124	—	11	11
Growth Opportunities	1,328,596	55,769	782,702	138,931	1,009,733	10,596	148,713	548,160	11,923	78,075	52,794
Small/Mid Cap Growth	521,858	22,831	463,771	49,283	396,613	4,338	88,116	65,014	1,381	49,973	18,727
Strategic Growth	205,210	6,677	41,660	11	155,960	1,268	7,915	41,436	16	386	4
Technology Tollkeeper	295,305	36,964	246,457	—	224,432	7,023	46,827	9,570	2,178	2,407	—
U.S. Equity	4,023	—	723	50	3,058	—	137	1,434	—	109	19

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund

$89,095	$48,415	$22,872,250	$4,049,229	$3,489,228	$896,092	$112,360
118	94	46,573	21,803	2,089	3,854	140
89,213	48,509	22,918,823	4,071,032	3,491,317	899,946	112,500

60,938	28,554	19,751,124	4,595,488	1,907,518	1,771,017	37,328
12,352	158	2,305,998	1,057,743	253,558	578,726	4,796
7,999	1,210	1,859,994	624,162	206,985	292,437	4,757
13,199	13,806	191,475	71,130	32,619	57,684	14,127
49,536	30,617	58,312	32,481	53,537	35,863	47,819
33,184	18,015	115,219	55,740	42,077	32,191	25,646
41,035	6,884	37,732	34,777	39,087	41,360	40,852
7,624	7,615	17,856	12,400	10,073	10,068	7,622
—	—	74,516	8,629	98	13,613	—
—	—	74,516	8,629	98	13,613	—
—	114,172	—	—	—	—	—
2,381	29,882	51,447	15,432	6,725	7,863	5,645
228,248	250,913	24,538,189	6,516,611	2,552,375	2,854,435	188,592
(157,709)	(226,611)	(1,172,204)	(689,357)	(729,703)	(71,711)	(139,396)
70,539	24,302	23,365,985	5,827,254	1,822,672	2,782,724	49,196
18,674	24,207	(447,162)	(1,756,222)	1,668,645	(1,882,778)	63,304

587,867	115,922	126,519,801	15,816,617	28,625,094	1,204,369	295,475
—	—	(327,414)	—	—	—	—

234,764	503,225	266,548,514	98,319,559	(2,878,804)	12,832,768	647,792
—	—	5,535,977	—	—	—	—
822,631	619,147	398,276,878	114,136,176	25,746,290	14,037,137	943,267
$841,305	$643,354	$397,829,716	$112,379,954	$27,414,935	$12,154,359	$1,006,571

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Six Months Ended February 28, 2013 (Unaudited)	For the Fiscal Year Ended August 31, 2012
From operations:
Net investment income (loss)	$2,180,733	$590,889
Net realized gain	36,615,907	96,649,991
Net change in unrealized gain	18,827,605	63,428,264
Net increase in net assets resulting from operations	57,624,245	160,669,144

Distributions to shareholders:
From net investment income
Class A Shares	(690,477)	(1,176,897)
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	(395,128)	(843,182)
Service Shares	(417)	(883)
Class IR Shares	(10,114)	(9,608)
Class R Shares	(3,429)	(579)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(1,099,565)	(2,031,149)

From share transactions:
Proceeds from sales of shares	23,594,106	66,322,103
Reinvestment of distributions	1,032,918	1,885,834
Cost of shares redeemed	(94,716,194)	(451,308,864)
Net decrease in net assets resulting from share transactions	(70,089,170)	(383,100,927)
TOTAL DECREASE	(13,564,490)	(224,462,932)

Net assets:
Beginning of period	851,144,542	1,075,607,474
End of period	$837,580,052	$851,144,542
Undistributed net investment income (loss)	$1,709,746	$628,578

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Flexible Cap Growth Fund
For the Six Months Ended February 28, 2013 (Unaudited)	For the Fiscal Year Ended August 31, 2012	For the Six Months Ended February 28, 2013 (Unaudited)	For the Fiscal Year Ended August 31, 2012

$641,588	$346,598	$18,674	$(21,034)
7,492,914	20,967,098	587,867	1,193,798
2,787,780	7,552,943	234,764	667,097
10,922,282	28,866,639	841,305	1,839,861

(355,613)	—	—	—
(218)	—	—	—
(1,983)	—	—	—
(419,468)	(298,715)	—	—
—	—	—	—
(4,247)	(1,459)	—	—
(24)	—	—	—

—	—	(713,810)	(622,301)
—	—	(102,494)	(57,805)
—	—	(539,715)	(233,496)
—	—	(18,987)	(6,825)
—	—	(7,512)	(9,321)
(781,553)	(300,174)	(1,382,518)	(929,748)

9,104,752	8,892,961	1,160,643	1,930,385
741,898	268,022	1,362,254	901,192
(22,098,543)	(124,417,630)	(3,072,366)	(11,557,742)
(12,251,893)	(115,256,647)	(549,469)	(8,726,165)
(2,111,164)	(86,690,182)	(1,090,682)	(7,816,052)

152,190,298	238,880,480	13,280,140	21,096,192
$150,079,134	$152,190,298	$12,189,458	$13,280,140
$8,764	$148,729	$9,696	$(8,978)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Focused Growth Fund
	For the Six Months Ended February 28, 2013 (Unaudited)	For the Period Ended August 31, 2012(a)
From operations:
Net investment income (loss)	$24,207	$5,534
Net realized gain (loss)	115,922	(13,299)
Net change in unrealized gain	503,225	369,552
Net increase in net assets resulting from operations	643,354	361,787

Distributions to shareholders:
From net investment income
Class A Shares	(261)	—
Class C Shares	(11)	—
Institutional Shares	(27,074)	—
Class IR Shares	(54)	—
Class R Shares	(11)	—
From net realized gains
Class A Shares	(115)	—
Class B Shares	—	—
Class C Shares	(21)	—
Institutional Shares	(8,003)	—
Service Shares	—	—
Class IR Shares	(22)	—
Class R Shares	(22)	—
Total distributions to shareholders	(35,594)	—

From share transactions:
Proceeds from sales of shares	8,190,727	3,135,328
Reinvestment of distributions	35,594	—
Cost of shares redeemed	(25,691)	(11,615)
Net increase (decrease) in net assets resulting from share transactions	8,200,630	3,123,713
TOTAL INCREASE (DECREASE)	8,808,390	3,485,500

Net assets:
Beginning of period	3,485,500	—
End of period	$12,293,890	$3,485,500
Undistributed net investment income (loss)	$2,479	$5,683

(a)	Commenced operations on January 31, 2012.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund		Small/Mid Cap Growth Fund
For the Six Months Ended February 28, 2013 (Unaudited)	For the Fiscal Year Ended August 31, 2012	For the Six Months Ended February 28, 2013 (Unaudited)	For the Fiscal Year Ended August 31, 2012

$(447,162)	$(17,949,874)	$(1,756,222)	$(6,203,176)
126,192,387	243,865,457	15,816,617	49,029,178
272,084,491	518,961,983	98,319,559	95,595,374
397,829,716	744,877,566	112,379,954	138,421,376

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(71,926,329)	(64,632,350)	(19,824,908)	(17,429,835)
(869,553)	(1,049,756)	(235,890)	(250,616)
(12,084,546)	(10,894,704)	(4,682,209)	(3,847,394)
(173,115,032)	(165,671,437)	(14,180,476)	(15,419,415)
(4,124,116)	(3,596,434)	(332,236)	(249,049)
(5,489,820)	(3,529,948)	(2,347,737)	(1,510,883)
(3,762,229)	(2,560,779)	(941,534)	(790,187)
(271,371,625)	(251,935,408)	(42,544,990)	(39,497,379)

676,953,899	1,161,792,215	280,360,806	254,027,889
213,144,077	177,970,409	38,750,263	32,384,155
(757,193,779)	(1,918,088,425)	(132,976,287)	(417,739,214)
132,904,197	(578,325,801)	186,134,782	(131,327,170)
259,362,288	(85,383,643)	255,969,746	(32,403,173)

4,139,116,483	4,224,500,126	849,595,175	881,998,348
$4,398,478,771	$4,139,116,483	$1,105,564,921	$849,595,175
$560,701	$1,007,863	$(5,868,477)	$(4,112,255)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Strategic Growth Fund
	For the Six Months Ended February 28, 2013 (Unaudited)	For the Fiscal Year Ended August 31, 2012
From operations:
Net investment income (loss)	$1,668,645	$1,692,336
Net realized gain (loss)	28,625,094	36,038,433
Net change in unrealized gain (loss)	(2,878,804)	45,973,656
Net increase in net assets resulting from operations	27,414,935	83,704,425

Distributions to shareholders:
From net investment income
Class A Shares	(768,074)	(301,353)
Institutional Shares	(1,757,888)	(1,575,792)
Service Shares	(540)	(5)
Class IR Shares	(2,531)	—
Class R Shares	(13)	—
From net realized gains
Class A Shares	(12,147,881)	—
Class B Shares	(108,492)	—
Class C Shares	(659,516)	—
Institutional Shares	(14,440,628)	—
Service Shares	(5,491)	—
Class IR Shares	(24,554)	—
Class R Shares	(318)	—
Total distributions to shareholders	(29,915,926)	(1,877,150)

From share transactions:
Proceeds from sales of shares	28,697,962	139,830,367
Reinvestment of distributions	29,155,483	1,800,223
Cost of shares redeemed	(144,383,879)	(246,130,710)
Net increase (decrease) in net assets resulting from share transactions	(86,530,434)	(104,500,120)
TOTAL INCREASE (DECREASE)	(89,031,425)	(22,672,845)

Net assets:
Beginning of period	447,785,136	470,457,981
End of period	$358,753,711	$447,785,136
Undistributed net investment income (loss)	$434,090	$1,294,491

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund		U.S. Equity Fund
For the Six Months Ended February 28, 2013 (Unaudited)	For the Fiscal Year Ended August 31, 2012	For the Six Months Ended February 28, 2013 (Unaudited)	For the Fiscal Year Ended August 31, 2012

$(1,882,778)	$(4,085,720)	$63,304	$92,293
1,204,369	(6,808,499)	295,475	(167,357)
12,832,768	67,954,046	647,792	1,490,650
12,154,359	57,059,827	1,006,571	1,415,586

—	—	(20,678)	(10,984)
—	—	(76,416)	(43,957)
—	—	—	—
—	—	(1,243)	(317)
—	—	(60)	(5)

—	—	—	(31,407)
—	—	—	—
—	—	—	(1,397)
—	—	—	(61,958)
—	—	—	—
—	—	—	(905)
—	—	—	(110)
—	—	(98,397)	(151,040)

46,169,658	104,187,444	1,046,033	2,394,132
—	—	83,817	97,808
(54,592,448)	(173,142,909)	(1,636,818)	(2,489,896)
(8,422,790)	(68,955,465)	(506,968)	2,044
3,731,569	(11,895,638)	401,206	1,266,590

360,855,732	372,751,370	10,713,040	9,446,450
$364,587,301	$360,855,732	$11,114,246	$10,713,040
$(4,548,036)	$(2,665,258)	$10,530	$45,623

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2013 - A	$24.40	$0.07	(d)	$1.68	$1.75	$(0.03)	$—
2013 - B	21.37	(0.02	)(d)	1.47	1.45	—	—
2013 - C	21.35	(0.02	)(d)	1.46	1.44	—	—
2013 - Institutional	25.64	0.13	(d)	1.75	1.88	(0.12)	—
2013 - Service	23.96	0.06	(d)	1.65	1.71	(0.01)	—
2013 - IR	24.53	0.11	(d)	1.68	1.79	(0.10)	—
2013 - R	24.14	0.04	(d)	1.65	1.69	(0.04)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	20.49	0.02		3.93	3.95	(0.04)	—
2012 - B	18.06	(0.13)		3.44	3.31	—	—
2012 - C	18.03	(0.13)		3.45	3.32	—	—
2012 - Institutional	21.54	0.10		4.12	4.22	(0.12)	—
2012 - Service	20.13	—	(f)	3.85	3.85	(0.02)	—
2012 - IR	20.66	0.08		3.93	4.01	(0.14)	—
2012 - R	20.31	(0.03)		3.88	3.85	(0.02)	—
2011 - A	17.68	0.03		2.78	2.81	—	—
2011 - B	15.70	(0.11)		2.47	2.36	—	—
2011 - C	15.68	(0.12)		2.47	2.35	—	—
2011 - Institutional	18.57	0.12		2.91	3.03	(0.06)	—
2011 - Service	17.39	0.01		2.73	2.74	—	—
2011 - IR	17.81	0.31		2.58	2.89	(0.04)	—
2011 - R	17.57	(0.03)		2.77	2.74	—	—
2010 - A	16.95	0.01		0.72	0.73	—	—
2010 - B	15.15	(0.11)		0.66	0.55	—	—
2010 - C	15.14	(0.11)		0.65	0.54	—	—
2010 - Institutional	17.72	0.10		0.75	0.85	—	—
2010 - Service	16.68	(0.01)		0.72	0.71	—	—
2010 - IR	17.02	0.07		0.72	0.79	—	—
2010 - R	16.88	(0.01)		0.70	0.69	—	—
2009 - A	22.40	—	(f)	(4.58)	(4.58)	—	(0.87)
2009 - B	20.33	(0.10)		(4.21)	(4.31)	—	(0.87)
2009 - C	20.31	(0.10)		(4.20)	(4.30)	—	(0.87)
2009 - Institutional	23.26	0.06		(4.73)	(4.67)	—	(0.87)
2009 - Service	22.09	(0.02)		(4.52)	(4.54)	—	(0.87)
2009 - IR	22.44	0.03		(4.58)	(4.55)	—	(0.87)
2009 - R	22.37	(0.03)		(4.59)	(4.62)	—	(0.87)
2008 - A	23.73	(0.10)		(0.97)	(1.07)	—	(0.26)
2008 - B	21.73	(0.25)		(0.89)	(1.14)	—	(0.26)
2008 - C	21.70	(0.25)		(0.88)	(1.13)	—	(0.26)
2008 - Institutional	24.54	—	(f)	(1.02)	(1.02)	—	(0.26)
2008 - Service	23.43	(0.12)		(0.96)	(1.08)	—	(0.26)
2008 - IR (Commenced November 30, 2007)	24.22	(0.03)		(1.49)	(1.52)	—	(0.26)
2008 - R (Commenced November 30, 2007)	24.22	(0.10)		(1.49)	(1.59)	—	(0.26)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.44% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Amount is less than 0.005% of average net assets.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$26.12	7.17%	$655,029	1.14	%(e)	1.51	%(e)	0.57	%(d)(e)	19%
22.82	6.79	22,937	1.89	(e)	2.26	(e)	(0.16	)(d)(e)	19
22.79	6.74	73,068	1.89	(e)	2.26	(e)	(0.18	)(d)(e)	19
27.40	7.38	80,849	0.74	(e)	1.11	(e)	0.98	(d)(e)	19
25.66	7.14	1,181	1.24	(e)	1.61	(e)	0.47	(d)(e)	19
26.22	7.31	2,553	0.89	(e)	1.26	(e)	0.85	(d)(e)	19
25.79	7.02	1,963	1.39	(e)	1.75	(e)	0.34	(d)(e)	19

24.40	19.24	662,127	1.14		1.48		0.09		55
21.37	18.27	27,428	1.89		2.23		(0.66)		55
21.35	18.36	73,162	1.89		2.23		(0.66)		55
25.64	19.64	83,466	0.74		1.08		0.42		55
23.96	19.08	1,072	1.24		1.58		(0.02)		55
24.53	19.48	2,415	0.89		1.23		0.36		55
24.14	18.92	1,475	1.39		1.73		(0.12)		55
20.49	15.89	662,256	1.14		1.47		0.13		58
18.06	15.03	38,824	1.89		2.22		(0.61)		58
18.03	14.99	72,314	1.89		2.22		(0.62)		58
21.54	16.33	299,223	0.74		1.07		0.53		58
20.13	15.76	953	1.24		1.57		0.03		58
20.66	16.20	1,472	0.89		1.22		1.64		58
20.31	15.59	567	1.39		1.72		(0.12)		58
17.68	4.31	707,444	1.14		1.47		0.07		31
15.70	3.63	55,429	1.89		2.22		(0.66)		31
15.68	3.57	75,203	1.89		2.22		(0.67)		31
18.57	4.80	344,601	0.74		1.07		0.52		31
17.39	4.26	988	1.24		1.57		(0.03)		31
17.81	4.64	8	0.89		1.22		0.36		31
17.57	4.09	412	1.39		1.72		(0.08)		31
16.95	(19.11)	966,913	1.25		1.48		—	(g)	49
15.15	(19.73)	83,648	2.00		2.23		(0.75)		49
15.14	(19.69)	84,936	2.00		2.23		(0.75)		49
17.72	(18.78)	212,977	0.85		1.08		0.40		49
16.68	(19.17)	1,462	1.35		1.58		(0.13)		49
17.02	(18.90)	8	1.00		1.23		0.23		49
16.88	(19.29)	106	1.50		1.73		(0.19)		49
22.40	(4.57)	1,505,237	1.36		1.40		(0.42)		69
20.33	(5.37)	154,511	2.11		2.15		(1.19)		69
20.31	(5.33)	126,865	2.11		2.15		(1.19)		69
23.26	(4.22)	288,404	0.96		1.00		(0.01)		69
22.09	(4.72)	3,135	1.46		1.50		(0.52)		69
22.44	(6.39)	9	1.11	(e)	1.15	(e)	(0.19	)(e)	69
22.37	(6.68)	9	1.61	(e)	1.65	(e)	(0.62	)(e)	69

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2013 - A	$14.97	$0.06	(d)	$1.08	$1.14	$(0.06)	$—
2013 - B	13.81	—	(d)(f)	1.01	1.01	(0.01)	—
2013 - C	13.79	—	(d)(f)	1.01	1.01	(0.01)	—
2013 - Institutional	15.48	0.09	(d)	1.12	1.21	(0.12)	—
2013 - IR	15.07	0.08	(d)	1.09	1.17	(0.11)	—
2013 - R	14.80	0.04	(d)	1.07	1.11	(0.03)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	12.64	—	(f)	2.33	2.33	—	—
2012 - B	11.75	(0.09)		2.15	2.06	—	—
2012 - C	11.73	(0.09)		2.15	2.06	—	—
2012 - Institutional	13.07	0.05		2.41	2.46	(0.05)	—
2012 - IR	12.73	0.04		2.34	2.38	(0.04)	—
2012 - R	12.52	(0.03)		2.31	2.28	—	—
2011 - A	10.91	(0.01)		1.74	1.73	—	—
2011 - B	10.22	(0.10)		1.63	1.53	—	—
2011 - C	10.20	(0.10)		1.63	1.53	—	—
2011 - Institutional	11.25	0.04		1.80	1.84	(0.02)	—
2011 - IR	10.97	0.04		1.73	1.77	(0.01)	—
2011 - R	10.83	(0.04)		1.73	1.69	—	—
2010 - A	10.51	(0.02)		0.42	0.40	—	—
2010 - B	9.92	(0.11)		0.41	0.30	—	—
2010 - C	9.90	(0.11)		0.41	0.30	—	—
2010 - Institutional	10.79	0.02		0.44	0.46	—	—
2010 - IR	10.54	0.03		0.40	0.43	—	—
2010 - R	10.46	(0.05)		0.42	0.37	—	—
2009 - A	13.54	(0.02)		(3.01)	(3.03)	—	—
2009 - B	12.88	(0.09)		(2.87)	(2.96)	—	—
2009 - C	12.85	(0.09)		(2.86)	(2.95)	—	—
2009 - Institutional	13.85	0.01		(3.07)	(3.06)	—	—
2009 - IR	13.55	(0.01)		(3.00)	(3.01)	—	—
2009 - R	13.51	(0.05)		(3.00)	(3.05)	—	—
2008 - A	15.01	(0.10)		(0.29)	(0.39)	—	(1.08	)(h)
2008 - B	14.43	(0.19)		(0.28)	(0.47)	—	(1.08	)(h)
2008 - C	14.41	(0.19)		(0.29)	(0.48)	—	(1.08	)(h)
2008 - Institutional	15.27	(0.04)		(0.30)	(0.34)	—	(1.08	)(h)
2008 - IR (Commmenced November 30, 2007)	15.38	(0.05)		(0.70)	(0.75)	—	(1.08	)(h)
2008 - R (Commmenced November 30, 2007)	15.38	(0.09)		(0.70)	(0.79)	—	(1.08	)(h)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.73% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Amount is less than 0.005% of average assets.
(h)	Includes a distribution from capital of approximately $0.006 per share.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$16.05	7.66%	$87,152	1.26	%(e)	1.62	%(e)	0.75	%(d)(e)	17%
14.81	7.32	332	2.01	(e)	2.37	(e)	—	(d)(e)(g)	17
14.79	7.33	3,013	2.01	(e)	2.37	(e)	0.01	(d)(e)	17
16.57	7.91	59,206	0.86	(e)	1.22	(e)	1.13	(d)(e)	17
16.13	7.80	365	1.01	(e)	1.38	(e)	1.09	(d)(e)	17
15.88	7.62	11	1.51	(e)	1.87	(e)	0.50	(d)(e)	17

14.97	18.38	92,207	1.26		1.57		0.01		33
13.81	17.48	395	2.01		2.32		(0.74)		33
13.79	17.51	2,877	2.01		2.32		(0.72)		33
15.48	18.80	56,118	0.86		1.17		0.39		33
15.07	18.69	584	1.01		1.32		0.28		33
14.80	18.08	10	1.51		1.82		(0.22)		33
12.64	15.86	109,826	1.30		1.56		(0.08)		35
11.75	14.97	496	2.05		2.31		(0.83)		35
11.73	15.00	2,000	2.05		2.31		(0.82)		35
13.07	16.35	126,113	0.90		1.16		0.33		35
12.73	16.13	437	1.05		1.31		0.28		35
12.52	15.60	9	1.55		1.81		(0.29)		35
10.91	3.81	108,338	1.30		1.56		(0.22)		45
10.22	3.02	793	2.05		2.31		(0.98)		45
10.20	3.03	1,356	2.05		2.31		(0.97)		45
11.25	4.26	124,258	0.90		1.16		0.18		45
10.97	4.08	147	1.05		1.31		0.27		45
10.83	3.54	8	1.55		1.81		(0.45)		45
10.51	(22.38)	101,233	1.37		1.61		(0.27)		65
9.92	(22.98)	1,084	2.12		2.36		(1.03)		65
9.90	(22.96)	1,461	2.12		2.36		(1.03)		65
10.79	(22.09)	151,504	0.97		1.21		0.13		65
10.54	(22.21)	7	1.12		1.36		(0.07)		65
10.46	(22.58)	7	1.62		1.86		(0.51)		65
13.54	(3.07)	115,431	1.48		1.51		(0.70)		71
12.88	(3.79)	1,457	2.23		2.26		(1.46)		71
12.85	(3.86)	2,300	2.23		2.26		(1.46)		71
13.85	(2.68)	183,809	1.08		1.11		(0.30)		71
13.55	(5.34)	9	1.23	(e)	1.26	(e)	(0.49	)(e)	71
13.51	(5.62)	9	1.73	(e)	1.76	(e)	(0.93	)(e)	71

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2013 - A	$11.48	$0.01	(d)	$0.72	$0.73	$(1.36)
2013 - C	11.09	(0.03	)(d)	0.70	0.67	(1.36)
2013 - Institutional	11.73	0.03	(d)	0.75	0.78	(1.36)
2013 - IR	11.64	0.03	(d)	0.74	0.77	(1.36)
2013 - R	11.36	—	(d)(f)	0.71	0.71	(1.36)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	10.38	(0.02)		1.71	1.69	(0.59)
2012 - C	10.12	(0.10)		1.66	1.56	(0.59)
2012 - Institutional	10.55	0.02		1.75	1.77	(0.59)
2012 - IR	10.49	0.01		1.73	1.74	(0.59)
2012 - R	10.30	(0.05)		1.70	1.65	(0.59)
2011 - A	9.41	(0.04)		1.51	1.47	(0.50)
2011 - C	9.25	(0.12)		1.49	1.37	(0.50)
2011 - Institutional	9.53	—	(f)	1.52	1.52	(0.50)
2011 - IR	9.49	—	(f)	1.50	1.50	(0.50)
2011 - R	9.37	(0.07)		1.50	1.43	(0.50)
2010 - A	8.83	(0.03)		0.61	0.58	—
2010 - C	8.75	(0.11)		0.61	0.50	—
2010 - Institutional	8.90	—	(f)	0.63	0.63	—
2010 - IR	8.88	(0.01)		0.62	0.61	—
2010 - R	8.81	(0.06)		0.62	0.56	—
2009 - A	10.64	(0.02)		(1.71)	(1.73)	(0.08)
2009 - C	10.60	(0.08)		(1.69)	(1.77)	(0.08)
2009 - Institutional	10.67	0.01		(1.70)	(1.69)	(0.08)
2009 - IR	10.66	(0.01)		(1.69)	(1.70)	(0.08)
2009 - R	10.62	(0.04)		(1.69)	(1.73)	(0.08)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced January 31, 2008)	10.00	(0.03)		0.67	0.64	—
2008 - C (Commenced January 31, 2008)	10.00	(0.08)		0.68	0.60	—
2008 - Institutional (Commenced January 31, 2008)	10.00	(0.01)		0.68	0.67	—
2008 - IR (Commenced January 31, 2008)	10.00	(0.02)		0.68	0.66	—
2008 - R (Commenced January 31, 2008)	10.00	(0.05)		0.67	0.62	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.40% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.85	7.11%	$5,813	1.26	%(e)	3.83	%(e)	0.19	%(d)(e)	20%
10.40	6.80	849	2.02	(e)	4.60	(e)	(0.54	)(d)(e)	20
11.15	7.41	5,293	0.86	(e)	3.49	(e)	0.61	(d)(e)	20
11.05	7.36	167	1.01	(e)	3.61	(e)	0.47	(d)(e)	20
10.71	7.01	67	1.51	(e)	4.12	(e)	(0.04	)(d)(e)	20

11.48	17.11	7,423	1.26		3.14		(0.22)		32
11.09	16.23	975	2.01		3.89		(0.95)		32
11.73	17.61	4,640	0.86		2.74		0.21		32
11.64	17.41	179	1.01		2.89		0.06		32
11.36	16.84	63	1.51		3.39		(0.43)		32
10.38	15.42	15,853	1.34		2.59		(0.37)		51
10.12	14.58	974	2.09		3.34		(1.10)		51
10.55	15.77	4,142	0.94		2.19		0.04		51
10.49	15.62	116	1.09		2.34		(0.04)		51
10.30	15.05	11	1.59		2.84		(0.61)		51
9.41	6.57	14,952	1.35		2.91		(0.35)		61
9.25	5.71	650	2.10		3.66		(1.10)		61
9.53	7.08	3,145	0.95		2.51		0.04		61
9.49	6.87	43	1.10		2.66		(0.10)		61
9.37	6.36	10	1.60		3.16		(0.59)		61
8.83	(16.03)	11,162	1.38		7.98		(0.25)		56
8.75	(16.47)	392	2.13		8.73		(1.02)		56
8.90	(15.60)	4,256	0.98		7.58		0.11		56
8.88	(15.71)	9	1.13		7.73		(0.08)		56
8.81	(16.14)	9	1.63		8.23		(0.57)		56

10.64	6.50	2,262	1.45	(e)	20.95	(e)	(0.54	)(e)	41
10.60	6.10	62	2.20	(e)	21.70	(e)	(1.37	)(e)	41
10.67	6.80	2,322	1.05	(e)	20.55	(e)	(0.22	)(e)	41
10.66	6.70	11	1.20	(e)	20.70	(e)	(0.36	)(e)	41
10.62	6.40	11	1.70	(e)	21.20	(e)	(0.87	)(e)	41

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2013 - A	$11.35	$0.04	(e)	$1.05	$1.09	$(0.05)	$(0.02)	$(0.07)
2013 - C	11.31	(0.01	)(e)	1.04	1.03	(0.01)	(0.02)	(0.03)
2013 - Institutional	11.38	0.05	(e)	1.06	1.11	(0.07)	(0.02)	(0.09)
2013 - IR	11.38	0.05	(e)	1.05	1.10	(0.06)	(0.02)	(0.08)
2013 - R	11.34	0.02	(e)	1.05	1.07	(0.01)	(0.02)	(0.03)

FOR THE PERIOD ENDED AUGUST 31,
2012 - A (Commenced January 31, 2012)	10.00	—	(f)	1.35	1.35	—	—	—
2012 - C (Commenced January 31, 2012)	10.00	(0.05)		1.36	1.31	—	—	—
2012 - Institutional (Commenced January 31, 2012)	10.00	0.02		1.36	1.38	—	—	—
2012 - IR (Commenced January 31, 2012)	10.00	0.01		1.37	1.38	—	—	—
2012 - R (Commenced January 31, 2012)	10.00	(0.02)		1.36	1.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.59% of average net assets.
(f)	Amount is less than $0.005 per share.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)		Portfolio turnover rate(d)

$12.37	9.65%	$73	1.24%	7.15%	0.67	%(e)	22%
12.31	9.16	12	1.99	7.90	(0.14	)(e)	22
12.40	9.84	12,184	0.84	6.75	0.85	(e)	22
12.40	9.68	12	0.99	6.90	0.86	(e)	22
12.38	9.48	12	1.49	7.41	0.35	(e)	22

11.35	13.50	35	1.24	17.07	0.04		23
11.31	13.10	11	1.99	17.82	(0.81)		23
11.38	13.80	3,417	0.84	16.67	0.36		23
11.38	13.80	11	0.99	16.82	0.22		23
11.34	13.40	11	1.49	17.32	(0.30)		23

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2013 - A	$23.88	$(0.03	)(d)	$2.21	$2.18	$(1.65)
2013 - B	21.10	(0.10	)(d)	1.93	1.83	(1.65)
2013 - C	20.89	(0.10	)(d)	1.91	1.81	(1.65)
2013 - Institutional	25.59	0.02	(d)	2.39	2.41	(1.65)
2013 - Service	23.44	(0.04	)(d)	2.16	2.12	(1.65)
2013 - IR	24.19	—	(d)(f)	2.25	2.25	(1.65)
2013 - R	23.59	(0.06	)(d)	2.19	2.13	(1.65)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	21.36	(0.15)		4.06	3.91	(1.39)
2012 - B	19.16	(0.28)		3.61	3.33	(1.39)
2012 - C	18.99	(0.28)		3.57	3.29	(1.39)
2012 - Institutional	22.71	(0.06)		4.33	4.27	(1.39)
2012 - Service	21.01	(0.17)		3.99	3.82	(1.39)
2012 - IR	21.57	(0.09)		4.10	4.01	(1.39)
2012 - R	21.17	(0.20)		4.01	3.81	(1.39)
2011 - A	19.09	(0.16)		2.65	2.49	(0.22)
2011 - B	17.27	(0.30)		2.41	2.11	(0.22)
2011 - C	17.11	(0.30)		2.40	2.10	(0.22)
2011 - Institutional	20.21	(0.07)		2.79	2.72	(0.22)
2011 - Service	18.80	(0.18)		2.61	2.43	(0.22)
2011 - IR	19.23	(0.10)		2.66	2.56	(0.22)
2011 - R	18.97	(0.22)		2.64	2.42	(0.22)
2010 - A	16.91	(0.15)		2.33	2.18	—
2010 - B	15.42	(0.26)		2.11	1.85	—
2010 - C	15.28	(0.26)		2.09	1.83	—
2010 - Institutional	17.83	(0.07)		2.45	2.38	—
2010 - Service	16.67	(0.16)		2.29	2.13	—
2010 - IR	16.99	(0.10)		2.34	2.24	—
2010 - R	16.85	(0.19)		2.31	2.12	—
2009 - A	21.68	(0.08)		(3.65)	(3.73)	(1.04)
2009 - B	20.06	(0.18)		(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)		(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)		(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)		(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)		(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)		(3.62)	(3.76)	(1.04)
2008 - A	25.20	(0.12)		(0.02)	(0.14)	(3.38)
2008 - B	23.72	(0.27)		(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)		(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)		(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)		(0.02)	(0.16)	(3.38)
2008 - IR (Commenced November 30, 2007)	25.44	(0.06)		(0.28)	(0.34)	(3.38)
2008 - R (Commenced November 30, 2007)	25.44	(0.13)		(0.28)	(0.41)	(3.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.36% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind redemptions.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$24.41	9.77%	$1,111,515	1.35	%(e)	1.41	%(e)	(0.25	)%(d)(e)	18%
21.28	9.38	10,657	2.10	(e)	2.16	(e)	(0.96	)(d)(e)	18
21.05	9.38	165,836	2.10	(e)	2.16	(e)	(1.00	)(d)(e)	18
26.35	10.02	2,895,077	0.95	(e)	1.01	(e)	0.14	(d)(e)	18
23.91	9.69	60,137	1.45	(e)	1.51	(e)	(0.35	)(d)(e)	18
24.79	9.94	94,024	1.10	(e)	1.16	(e)	(0.02	)(d)(e)	18
24.07	9.67	61,232	1.60	(e)	1.66	(e)	(0.51	)(d)(e)	18

23.88	19.15	1,068,187	1.35		1.41		(0.67)		59
21.10	18.29	12,613	2.10		2.16		(1.42)		59
20.89	18.24	157,901	2.10		2.16		(1.42)		59
25.59	19.61	2,710,810	0.95		1.01		(0.27)		59
23.44	19.03	59,834	1.45		1.51		(0.77)		59
24.19	19.43	75,702	1.10		1.16		(0.42)		59
23.59	18.83	54,071	1.60		1.66		(0.91)		59
21.36	12.97	1,060,320	1.36		1.41		(0.70)		71	(g)
19.16	12.13	16,380	2.11		2.16		(1.46)		71	(g)
18.99	12.18	158,371	2.11		2.16		(1.46)		71	(g)
22.71	13.39	2,843,584	0.96		1.01		(0.30)		71	(g)
21.01	12.85	57,002	1.46		1.51		(0.81)		71	(g)
21.57	13.24	54,912	1.11		1.16		(0.43)		71	(g)
21.17	12.68	33,931	1.61		1.66		(0.94)		71	(g)
19.09	12.89	799,256	1.37		1.44		(0.76)		57	(g)
17.27	12.00	21,174	2.12		2.19		(1.51)		57	(g)
17.11	11.98	129,009	2.12		2.19		(1.51)		57	(g)
20.21	13.35	2,216,786	0.97		1.04		(0.35)		57	(g)
18.80	12.78	60,893	1.47		1.54		(0.86)		57	(g)
19.23	13.18	12,823	1.12		1.19		(0.49)		57	(g)
18.97	12.58	7,954	1.62		1.69		(0.97)		57	(g)
16.91	(15.03)	641,989	1.45		1.50		(0.58)		78
15.42	(15.64)	27,191	2.20		2.25		(1.33)		78
15.28	(15.62)	85,240	2.20		2.25		(1.33)		78
17.83	(14.66)	1,257,148	1.05		1.10		(0.19)		78
16.67	(15.08)	30,614	1.55		1.60		(0.74)		78
16.99	(14.81)	1,382	1.20		1.25		(0.46)		78
16.85	(15.20)	934	1.70		1.75		(0.94)		78
21.68	(1.25)	851,222	1.47		1.47		(0.54)		81
20.06	(1.99)	48,770	2.22		2.22		(1.28)		81
19.89	(2.00)	116,837	2.22		2.22		(1.29)		81
22.67	(0.87)	938,726	1.07		1.07		(0.14)		81
21.41	(1.35)	10,601	1.57		1.57		(0.64)		81
21.72	(2.01)	10	1.22	(e)	1.22	(e)	(0.35	)(e)	81
21.65	(2.32)	10	1.72	(e)	1.72	(e)	(0.81	)(e)	81

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2013 - A	$15.52	$(0.04	)(d)	$1.91	$1.87	$(0.77)
2013 - B	14.59	(0.09	)(d)	1.78	1.69	(0.77)
2013 - C	14.58	(0.09	)(d)	1.78	1.69	(0.77)
2013 - Institutional	15.95	—	(d)(f)	1.96	1.96	(0.77)
2013 - Service	15.34	(0.04	)(d)	1.88	1.84	(0.77)
2013 - IR	15.72	(0.02	)(d)	1.94	1.92	(0.77)
2013 - R	15.34	(0.05	)(d)	1.87	1.82	(0.77)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	13.67	(0.12)		2.63	2.51	(0.66)
2012 - B	12.98	(0.21)		2.48	2.27	(0.66)
2012 - C	12.98	(0.21)		2.47	2.26	(0.66)
2012 - Institutional	13.98	(0.06)		2.69	2.63	(0.66)
2012 - Service	13.53	(0.13)		2.60	2.47	(0.66)
2012 - IR	13.81	(0.08)		2.65	2.57	(0.66)
2012 - R	13.55	(0.15)		2.60	2.45	(0.66)
2011 - A	12.08	(0.15)		2.01	1.86	(0.27)
2011 - B	11.57	(0.24)		1.92	1.68	(0.27)
2011 - C	11.56	(0.24)		1.93	1.69	(0.27)
2011 - Institutional	12.30	(0.09)		2.04	1.95	(0.27)
2011 - Service	11.97	(0.16)		1.99	1.83	(0.27)
2011 - IR	12.17	(0.10)		2.01	1.91	(0.27)
2011 - R	12.01	(0.18)		1.99	1.81	(0.27)
2010 - A	10.63	(0.12)		1.57	1.45	—
2010 - B	10.25	(0.20)		1.52	1.32	—
2010 - C	10.25	(0.21)		1.52	1.31	—
2010 - Institutional	10.78	(0.07)		1.59	1.52	—
2010 - Service	10.54	(0.13)		1.56	1.43	—
2010 - IR	10.68	(0.09)		1.58	1.49	—
2010 - R	10.59	(0.15)		1.57	1.42	—
2009 - A	12.25	(0.05)		(1.57)	(1.62)	—
2009 - B	11.90	(0.11)		(1.54)	(1.65)	—
2009 - C	11.90	(0.11)		(1.54)	(1.65)	—
2009 - Institutional	12.37	(0.02)		(1.57)	(1.59)	—
2009 - Service	12.16	(0.06)		(1.56)	(1.62)	—
2009 - IR	12.27	(0.04)		(1.55)	(1.59)	—
2009 - R	12.22	(0.08)		(1.55)	(1.63)	—
2008 - A	13.48	(0.09)		(0.20)	(0.29)	(0.94	)(g)
2008 - B	13.22	(0.18)		(0.20)	(0.38)	(0.94	)(g)
2008 - C	13.21	(0.18)		(0.19)	(0.37)	(0.94	)(g)
2008 - Institutional	13.55	(0.04)		(0.20)	(0.24)	(0.94	)(g)
2008 - Service	13.40	(0.10)		(0.20)	(0.30)	(0.94	)(g)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)		(0.54)	(0.58)	(0.94	)(g)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)		(0.54)	(0.63)	(0.94	)(g)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.36% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Includes a distribution from capital of $0.01 per share.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$16.62	12.57%	$479,317	1.34	%(e)	1.49	%(e)	(0.45	)%(d)(e)	16%
15.51	12.12	4,615	2.09	(e)	2.24	(e)	(1.18	)(d)(e)	16
15.50	12.13	108,551	2.09	(e)	2.24	(e)	(1.20	)(d)(e)	16
17.14	12.80	419,525	0.94	(e)	1.09	(e)	(0.06	)(d)(e)	16
16.41	12.52	7,515	1.44	(e)	1.59	(e)	(0.54	)(d)(e)	16
16.87	12.73	64,776	1.09	(e)	1.24	(e)	(0.21	)(d)(e)	16
16.39	12.38	21,267	1.59	(e)	1.74	(e)	(0.69	)(d)(e)	16

15.52	18.97	393,284	1.35		1.50		(0.83)		51
14.59	18.11	4,783	2.10		2.25		(1.58)		51
14.58	18.03	87,185	2.10		2.25		(1.58)		51
15.95	19.42	291,636	0.95		1.10		(0.43)		51
15.34	18.87	6,774	1.45		1.60		(0.92)		51
15.72	19.22	46,777	1.10		1.25		(0.57)		51
15.34	18.69	19,156	1.60		1.75		(1.07)		51
13.67	15.30	403,960	1.47		1.50		(0.99)		53
12.98	14.41	5,343	2.22		2.25		(1.75)		53
12.98	14.51	79,875	2.22		2.25		(1.74)		53
13.98	15.77	340,712	1.07		1.10		(0.59)		53
13.53	15.19	5,879	1.57		1.60		(1.08)		53
13.81	15.60	30,858	1.22		1.25		(0.71)		53
13.55	14.97	15,370	1.72		1.75		(1.24)		53
12.08	13.64	267,826	1.50		1.54		(0.98)		48
11.57	12.88	6,024	2.25		2.29		(1.73)		48
11.56	12.78	47,685	2.25		2.29		(1.73)		48
12.30	14.10	222,616	1.10		1.14		(0.58)		48
11.97	13.57	2,762	1.60		1.64		(1.07)		48
12.17	13.95	15,059	1.25		1.29		(0.72)		48
12.01	13.41	10,318	1.75		1.79		(1.23)		48
10.63	(13.22)	122,262	1.50		1.68		(0.59)		55
10.25	(13.87)	4,882	2.25		2.43		(1.32)		55
10.25	(13.87)	18,220	2.25		2.43		(1.34)		55
10.78	(12.85)	103,383	1.10		1.28		(0.17)		55
10.54	(13.32)	1,196	1.60		1.78		(0.71)		55
10.68	(12.96)	131	1.25		1.43		(0.44)		55
10.59	(13.34)	533	1.75		1.93		(0.90)		55
12.25	(2.65)	59,269	1.50		1.68		(0.73)		63
11.90	(3.42)	3,768	2.25		2.43		(1.49)		63
11.90	(3.34)	10,295	2.25		2.43		(1.50)		63
12.37	(2.25)	86,275	1.10		1.28		(0.35)		63
12.16	(2.75)	245	1.60		1.78		(0.84)		63
12.27	(4.69)	10	1.25	(e)	1.43	(e)	(0.48	)(e)	63
12.22	(5.08)	10	1.75	(e)	1.93	(e)	(0.98	)(e)	63

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2013 - A	$11.57	$0.04	(d)	$0.74	$0.78	$(0.05)	$(0.87)	$(0.92)
2013 - B	10.53	—	(d)(f)	0.67	0.67	—	(0.87)	(0.87)
2013 - C	10.54	—	(d)(f)	0.67	0.67	—	(0.87)	(0.87)
2013 - Institutional	12.00	0.06	(d)	0.78	0.84	(0.10)	(0.87)	(0.97)
2013 - Service	11.59	0.03	(d)	0.74	0.77	(0.08)	(0.87)	(0.95)
2013 - IR	12.01	0.05	(d)	0.78	0.83	(0.09)	(0.87)	(0.96)
2013 - R	11.53	0.03	(d)	0.74	0.77	(0.03)	(0.87)	(0.90)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	9.77	0.01		1.81	1.82	(0.02)	—	(0.02)
2012 - B	8.94	(0.06)		1.65	1.59	—	—	—
2012 - C	8.95	(0.06)		1.65	1.59	—	—	—
2012 - Institutional	10.14	0.06		1.86	1.92	(0.06)	—	(0.06)
2012 - Service	9.80	0.02		1.79	1.81	(0.02)	—	(0.02)
2012 - IR	10.10	0.04		1.87	1.91	—	—	—
2012 - R	9.74	—	(f)	1.79	1.79	—	—	—
2011 - A	8.53	0.02		1.25	1.27	(0.03)	—	(0.03)
2011 - B	7.84	(0.05)		1.15	1.10	—	—	—
2011 - C	7.86	(0.05)		1.14	1.09	—	—	—
2011 - Institutional	8.85	0.06		1.30	1.36	(0.07)	—	(0.07)
2011 - Service	8.55	0.02		1.25	1.27	(0.02)	—	(0.02)
2011 - IR	8.84	0.04		1.29	1.33	(0.07)	—	(0.07)
2011 - R	8.51	—	(f)	1.24	1.24	(0.01)	—	(0.01)
2010 - A	8.22	0.02		0.30	0.32	(0.01)	—	(0.01)
2010 - B	7.61	(0.05)		0.28	0.23	—	—	—
2010 - C	7.62	(0.05)		0.29	0.24	—	—	—
2010 - Institutional	8.52	0.06		0.30	0.36	(0.03)	—	(0.03)
2010 - Service	8.24	0.01		0.30	0.31	—	—	—
2010 - IR	8.51	0.04		0.32	0.36	(0.03)	—	(0.03)
2010 - R	8.21	—	(f)	0.30	0.30	—	—	—
2009 - A	10.34	0.01		(2.13)	(2.12)	—	—	—
2009 - B	9.65	(0.04)		(2.00)	(2.04)	—	—	—
2009 - C	9.67	(0.04)		(2.01)	(2.05)	—	—	—
2009 - Institutional	10.68	0.04		(2.20)	(2.16)	—	—	—
2009 - Service	10.40	0.01		(2.17)	(2.16)	—	—	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02		1.42	1.44	—	—	—
2009 - R (Commenced January 6, 2009)	6.83	—	(f)	1.38	1.38	—	—	—
2008 - A	10.49	(0.05)		(0.10)	(0.15)	—	—	—
2008 - B	9.86	(0.12)		(0.09)	(0.21)	—	—	—
2008 - C	9.88	(0.12)		(0.09)	(0.21)	—	—	—
2008 - Institutional	10.79	(0.01)		(0.10)	(0.11)	—	—	—
2008 - Service	10.52	(0.02)		(0.10)	(0.12)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.56% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Amount is less than 0.005% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.43	7.45%	$156,227	1.16	%(e)	1.54	%(e)	0.68	%(d)(e)	19%
10.33	7.03	1,228	1.91	(e)	2.29	(e)	(0.08	)(d)(e)	19
10.34	6.92	9,316	1.91	(e)	2.29	(e)	(0.09	)(d)(e)	19
11.87	7.64	191,283	0.76	(e)	1.14	(e)	1.08	(d)(e)	19
11.41	7.27	106	1.26	(e)	1.64	(e)	0.48	(d)(e)	19
11.88	7.48	589	0.91	(e)	1.29	(e)	0.82	(d)(e)	19
11.40	7.27	5	1.33	(e)	1.71	(e)	0.50	(d)(e)	19

11.57	18.45	181,257	1.15		1.51		0.14		54
10.53	17.62	1,482	1.90		2.26		(0.60)		54
10.54	17.71	8,279	1.90		2.26		(0.61)		54
12.00	18.97	256,389	0.75		1.11		0.54		54
11.59	18.50	52	1.25		1.61		0.18		54
12.01	18.85	321	0.90		1.26		0.38		54
11.53	18.32	4	1.40		1.76		(0.05)		54
9.77	14.89	199,185	1.15		1.51		0.19		40
8.94	14.03	1,834	1.90		2.26		(0.56)		40
8.95	13.87	8,828	1.90		2.26		(0.56)		40
10.14	15.33	260,481	0.75		1.11		0.58		40
9.80	14.90	2	1.25		1.61		0.21		40
10.10	14.99	125	0.90		1.26		0.42		40
9.74	14.52	4	1.40		1.76		—	(g)	40
8.53	3.83	192,744	1.15		1.53		0.22		60
7.84	3.02	2,716	1.90		2.28		(0.55)		60
7.86	3.15	9,224	1.90		2.28		(0.55)		60
8.85	4.26	264,902	0.75		1.13		0.60		60
8.55	3.76	1	1.25		1.63		0.11		60
8.84	4.25	10	0.90		1.28		0.39		60
8.51	3.65	3	1.40		1.78		0.01		60
8.22	(20.50)	141,371	1.28		1.62		0.12		62
7.61	(21.14)	3,729	2.03		2.37		(0.63)		62
7.62	(21.20)	8,447	2.03		2.37		(0.63)		62
8.52	(20.22)	114,641	0.88		1.22		0.52		62
8.24	(20.77)	1	1.38		1.72		0.10		62
8.51	20.37	3	1.03	(e)	1.37	(e)	0.32	(e)	62
8.21	20.20	3	1.53	(e)	1.87	(e)	0.05	(e)	62
10.34	(1.43)	177,810	1.44		1.52		(0.44)		59
9.65	(2.12)	6,015	2.19		2.27		(1.19)		59
9.67	(2.12)	11,374	2.19		2.27		(1.19)		59
10.68	(1.02)	154,711	1.04		1.12		(0.05)		59
10.40	(1.14)	3	1.54		1.62		(0.20)		59

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2013 - A	$13.62	$(0.07)	$0.56	$0.49
2013 - B	12.34	(0.11)	0.51	0.40
2013 - C	12.34	(0.11)	0.51	0.40
2013 - Institutional	14.34	(0.04)	0.59	0.55
2013 - Service	13.49	(0.07)	0.55	0.48
2013 - IR	14.30	(0.05)	0.59	0.54

FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	11.51	(0.13)	2.24	2.11
2012 - B	10.52	(0.21)	2.03	1.82
2012 - C	10.51	(0.21)	2.04	1.83
2012 - Institutional	12.08	(0.09)	2.35	2.26
2012 - Service	11.41	(0.14)	2.22	2.08
2012 - IR	12.06	(0.11)	2.35	2.24
2011 - A	10.43	(0.14)	1.22	1.08
2011 - B	9.60	(0.21)	1.13	0.92
2011 - C	9.59	(0.21)	1.13	0.92
2011 - Institutional	10.90	(0.09)	1.27	1.18
2011 - Service	10.34	(0.15)	1.22	1.07
2011 - IR (Commenced September 30, 2010)	12.30	(0.07)	(0.17)	(0.24)
2010 - A	9.14	(0.11)	1.40	1.29
2010 - B	8.48	(0.17)	1.29	1.12
2010 - C	8.47	(0.17)	1.29	1.12
2010 - Institutional	9.52	(0.07)	1.45	1.38
2010 - Service	9.08	(0.12)	1.38	1.26
2009 - A	10.19	(0.06)	(0.99)	(1.05)
2009 - B	9.52	(0.10)	(0.94)	(1.04)
2009 - C	9.52	(0.11)	(0.94)	(1.05)
2009 - Institutional	10.56	(0.03)	(1.01)	(1.04)
2009 - Service	10.12	(0.07)	(0.97)	(1.04)

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008*
2008 - A	11.52	(0.06)	(1.27)	(1.33)
2008 - B	10.82	(0.10)	(1.20)	(1.30)
2008 - C	10.81	(0.10)	(1.19)	(1.29)
2008 - Institutional	11.91	(0.03)	(1.32)	(1.35)
2008 - Service	11.45	(0.06)	(1.27)	(1.33)
*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$14.11	3.60%	$237,354	1.50	%(d)	1.54	%(d)	(1.00	)%(d)	13%
12.74	3.24	7,176	2.25	(d)	2.29	(d)	(1.74	)(d)	13
12.74	3.24	49,734	2.25	(d)	2.29	(d)	(1.74	)(d)	13
14.89	3.84	57,088	1.10	(d)	1.14	(d)	(0.60	)(d)	13
13.97	3.56	11,126	1.60	(d)	1.64	(d)	(1.10	)(d)	13
14.84	3.78	2,109	1.25	(d)	1.29	(d)	(0.75	)(d)	13

13.62	18.28	239,355	1.50		1.55		(1.06)		43
12.34	17.25	8,034	2.25		2.30		(1.82)		43
12.34	17.36	50,682	2.25		2.30		(1.81)		43
14.34	18.65	49,238	1.10		1.15		(0.66)		43
13.49	18.18	10,977	1.60		1.65		(1.15)		43
14.30	18.52	2,569	1.25		1.30		(0.81)		43
11.51	10.35	244,288	1.50		1.52		(1.07)		64
10.52	9.58	10,408	2.25		2.27		(1.82)		64
10.51	9.59	50,424	2.25		2.27		(1.82)		64
12.08	10.83	54,356	1.10		1.12		(0.66)		64
11.41	10.35	10,826	1.60		1.62		(1.18)		64
12.06	(1.95)	2,449	1.25	(d)	1.27	(d)	(0.59	)(d)	64
10.43	14.11	225,873	1.50		1.63		(1.03)		97
9.60	13.21	13,547	2.25		2.38		(1.78)		97
9.59	13.22	47,001	2.25		2.38		(1.78)		97
10.90	14.50	32,538	1.10		1.23		(0.63)		97
10.34	13.88	11,324	1.60		1.73		(1.12)		97
9.14	(10.22)	196,405	1.50		1.67		(0.76)		52
8.48	(10.92)	17,643	2.25		2.42		(1.49)		52
8.47	(10.94)	44,420	2.25		2.42		(1.51)		52
9.52	(9.85)	21,790	1.10		1.27		(0.37)		52
9.08	(10.28)	6,111	1.60		1.77		(0.88)		52

10.19	(11.63)	184,063	1.44	(d)	1.51	(d)	(0.86	)(d)	29
9.52	(12.01)	33,787	2.19	(d)	2.26	(d)	(1.60	)(d)	29
9.52	(12.03)	49,880	2.19	(d)	2.26	(d)	(1.60	)(d)	29
10.56	(11.34)	17,717	1.04	(d)	1.11	(d)	(0.45	)(d)	29
10.12	(11.62)	3,185	1.54	(d)	1.61	(d)	(0.89	)(d)	29

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2013 - A	$12.30	$0.06	(d)	$1.11	$1.17	$(0.08)	$—	$(0.08)
2013 - C	12.13	0.01	(d)	1.11	1.12	—	—	—
2013 - Institutional	12.35	0.08	(d)	1.13	1.21	(0.14)	—	(0.14)
2013 - IR	12.34	0.08	(d)	1.12	1.20	(0.13)	—	(0.13)
2013 - R	12.29	0.04	(d)	1.13	1.17	(0.06)	—	(0.06)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	10.71	0.08		1.66	1.74	(0.04)	(0.11)	(0.15)
2012 - C	10.61	(0.01)		1.64	1.63	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.13		1.65	1.78	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.11		1.65	1.76	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.05		1.65	1.70	— (f)	(0.11)	(0.11)
2011 - A	9.55	0.03		1.21	1.24	(0.05)	(0.03)	(0.08)
2011 - C	9.49	(0.05)		1.21	1.16	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.08		1.22	1.30	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.06		1.22	1.28	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01		1.20	1.21	(0.01)	(0.03)	(0.04)

FOR THE PERIOD ENDED AUGUST 31,
2010 - A (Commenced November 30, 2009)	10.00	0.03		(0.47)	(0.44)	(0.01)	—	(0.01)
2010 - C (Commenced November 30, 2009)	10.00	(0.02)		(0.49)	(0.51)	— (f)	—	— (d)
2010 - Institutional (Commenced November 30, 2009)	10.00	0.06		(0.48)	(0.42)	(0.01)	—	(0.01)
2010 - IR (Commenced November 30, 2009)	10.00	0.05		(0.48)	(0.43)	(0.01)	—	(0.01)
2010 - R (Commenced November 30, 2009)	10.00	0.01		(0.47)	(0.46)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.29% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$13.39	9.59%	$2,814	1.18	%(e)	3.80	%(e)	0.91	%(d)(e)	27%
13.25	9.23	134	1.93	(e)	4.60	(e)	0.15	(d)(e)	27
13.42	9.86	7,976	0.78	(e)	3.40	(e)	1.33	(d)(e)	27
13.41	9.77	147	0.93	(e)	3.59	(e)	1.22	(d)(e)	27
13.40	9.55	43	1.44	(e)	3.92	(e)	0.57	(d)(e)	27

12.30	16.37	3,331	1.18		3.63		0.69		76
12.13	15.45	158	1.93		4.38		(0.05)		76
12.35	16.71	7,142	0.78		3.23		1.11		76
12.34	16.52	70	0.93		3.38		0.97		76
12.29	16.02	12	1.43		3.88		0.45		76
10.71	12.94	3,110	1.18		4.88		0.29		51
10.61	12.19	139	1.93		5.63		(0.42)		51
10.76	13.54	5,945	0.78		4.48		0.72		51
10.73	13.32	241	0.93		4.63		0.56		51
10.70	12.70	11	1.43		5.13		0.08		51

9.55	(4.44)	777	1.18	(e)	11.67	(e)	0.37	(e)	63
9.49	(5.10)	14	1.93	(e)	12.42	(e)	(0.29	)(e)	63
9.57	(4.20)	4,351	0.78	(e)	11.27	(e)	0.74	(e)	63
9.56	(4.31)	20	0.93	(e)	11.42	(e)	0.62	(e)	63
9.53	(4.65)	10	1.43	(e)	11.92	(e)	0.10	(e)	63

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

February 28, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified
Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified
Flexible Cap Growth and U.S. Equity	A, C, Institutional, IR and R	Diversified
Focused Growth	A, C, Institutional, IR and R	Non-diversified
Technology Tollkeeper	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Focused Growth Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended ( the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in the net realized gain (loss) from investments on the Statements of Operations.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the daily NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer, may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs, ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2013:

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$836,206,921	$—	$—
Short-term Investments	—	7,500,000	—
Total	$836,206,921	$7,500,000	$—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$146,875,829	$—	$—
Short-term Investments	—	3,400,000	—
Total	$146,875,829	$3,400,000	$—

FLEXIBLE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$11,896,858	$—	$—
Short-term Investments	—	200,000	—
Total	$11,896,858	$200,000	$—

FOCUSED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$12,032,618	$—	$—
Short-term Investments	—	300,000	—
Total	$12,032,618	$300,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$4,324,010,996	$—	$—
Short-term Investments	—	63,700,000	—
Total	$4,324,010,996	$63,700,000	$—

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,069,876,809	$2,890,175	$—
Short-term Investments	—	39,000,000	—
Total	$1,069,876,809	$41,890,175	$—

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$356,632,494	$—	$—
Short-term Investments	—	4,900,000	—
Total	$356,632,494	$4,900,000	$—

TECHNOLOGY TOLLKEEPER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$362,134,530	$—	$—
Short-term Investments	—	1,900,000	—
Total	$362,134,530	$1,900,000	$—

U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$10,840,423	$—	$—
Short-term Investments	—	200,000	—
Total	$10,840,423	$200,000	$—

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended February 28, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.70	%#
Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Focused Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.79	#
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.95	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00
U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70

#	GSAM agreed to waive a portion of its management fees, in order to achieve the effective net management fee rates shown above through at least December 29, 2013. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended February 28, 2013, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Capital Growth	$11,900	$—	$400
Concentrated Growth	700	—	—
Flexible Cap Growth	600	N/A	—
Focused Growth	100	N/A	—
Growth Opportunities	36,700	—	300
Small/Mid Cap Growth	37,500	—	—	*
Strategic Growth	1,800	—	—
Technology Tollkeeper	15,600	—	200
U.S. Equity	500	N/A	—

*	Amounts less than $50.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds are 0.004%, 0.014%, 0.014%, 0.014%, 0.014%, 0.064%, 0.004%, 0.064% and 0.044%, respectively. These Other Expense reimbursements will remain in place through at least December 29, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended February 28, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$1,245,287	$36	$259,599	$1,504,922
Concentrated Growth	138,943	25	123,208	262,176
Flexible Cap Growth	11,578	25	146,106	157,709
Focused Growth	5,996	24	220,591	226,611
Growth Opportunities	991,780	196	180,228	1,172,204
Small/Mid Cap Growth	689,323	34	—	689,357
Strategic Growth	553,180	35	176,488	729,703
Technology Tollkeeper	—	26	71,685	71,711
U.S. Equity	—	31	139,365	139,396

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued )

As of February 28, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Capital Growth	$452,565	$201,712	$113,427	$767,704
Concentrated Growth	92,958	19,366	15,110	127,434
Flexible Cap Growth	7,547	1,784	1,169	10,500
Focused Growth	7,215	28	379	7,622
Growth Opportunities	3,027,692	371,436	300,259	3,699,387
Small/Mid Cap Growth	703,338	183,484	109,845	996,667
Strategic Growth	195,995	38,257	30,455	264,707
Technology Tollkeeper	284,393	91,331	46,306	422,030
U.S. Equity	6,183	739	759	7,681

G.  Line of Credit Facility — As of February 28, 2013, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2013, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the six months ended February 28, 2013, Goldman Sachs earned approximately $2,300 in brokerage commissions from portfolio transactions on behalf of the Small/Mid Cap Growth Fund.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment by the Growth Opportunities Fund in shares of issuers of which the Fund is an affiliate for the six months ended February 28, 2013:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
RealD, Inc.	2,733,653	—	(50,078)	2,683,575	$31,236,813	$—

As of February 28, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR and Class R Shares of the following Funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Concentrated Growth	—%	—%	—%	—%	99%
Flexible Cap Growth	—	—	—	8	20
Focused Growth	17	100	20	100	100
Strategic Growth	—	—	—	—	98
U.S. Equity	—	10	35	9	32

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2013, were as follows:

Fund	Purchases	Sales and Maturities
Capital Growth	$157,806,857	$223,140,594
Concentrated Growth	24,774,503	40,324,425
Flexible Cap Growth	2,479,320	4,709,847
Focused Growth	9,370,210	1,345,705
Growth Opportunities	752,950,138	935,500,479
Small/Mid Cap Growth	261,555,030	143,411,971
Strategic Growth	72,881,047	189,206,852
Technology Tollkeeper	46,889,899	54,877,546
U.S. Equity	2,900,839	3,626,857

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2012, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Technology Tollkeeper	U.S. Equity
Capital loss carryforwards:(1)
Expiring 2018	$(3,077,823)	$(13,845,990)	$—	$—
Perpetual Short-term	—	—	(6,614,247)	(30,604)
Total capital loss carryforwards	$(3,077,823)	$(13,845,990)	$(6,614,247)	$(30,604)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on August 31 of the year indicated.

As of February 28, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
Tax Cost	$569,142,502	$99,148,402	$8,857,033	$11,467,517	$3,370,184,258	$873,379,884	$294,383,677	$302,946,096	$9,122,846
Gross unrealized gain	283,391,570	53,547,970	3,566,311	990,055	1,135,696,608	271,588,042	72,469,174	76,429,630	2,080,388
Gross unrealized loss	(8,827,151)	(2,420,543)	(326,486)	(124,954)	(118,169,870)	(33,200,942)	(5,320,357)	(15,341,196)	(162,811)
Net unrealized gain	$274,564,419	$51,127,427	$3,239,825	$865,101	$1,017,526,738	$238,387,100	$67,148,817	$61,088,434	$1,917,577

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in tax treatment of partnerships and underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses and differences in the tax treatment of expired capital loss carryforwards, net operating losses, redemptions utilized as distributions and underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. OTHER RISKS (continued)

Non-Diversification Risk — Each of the Concentrated Growth Fund and Focused Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Technology Tollkeeper Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because of its focus on technology, media and service companies, the Technology Tollkeeper Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Tollkeeper Fund may also invest in a relatively few number of issuers. Thus, the Technology Tollkeeper Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds, may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Six Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	463,898	$11,562,763	1,084,024	$24,154,826
Reinvestment of distributions	26,769	652,349	52,303	1,108,305
Shares converted from Class B(a)	110,693	2,779,619	353,535	7,719,849
Shares redeemed	(2,661,851)	(66,449,967)	(6,664,249)	(147,831,503)
	(2,060,491)	(51,455,236)	(5,174,387)	(114,848,523)
Class B Shares
Shares sold	12,862	284,102	31,691	631,477
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(126,443)	(2,779,619)	(401,921)	(7,719,849)
Shares redeemed	(164,597)	(3,601,307)	(496,555)	(9,601,763)
	(278,178)	(6,096,824)	(866,785)	(16,690,135)
Class C Shares
Shares sold	129,971	2,837,370	229,000	4,496,638
Reinvestment of distributions	—	—	—	—
Shares redeemed	(351,608)	(7,677,920)	(811,583)	(15,909,096)
	(221,637)	(4,840,550)	(582,583)	(11,412,458)
Institutional Shares
Shares sold	296,339	7,780,414	1,387,625	34,003,014
Reinvestment of distributions	14,360	366,743	34,518	766,649
Shares redeemed	(615,370)	(16,204,149)	(12,060,256)	(276,289,478)
	(304,671)	(8,056,992)	(10,638,113)	(241,519,815)
Service Shares
Shares sold	2,278	55,486	8,337	177,814
Reinvestment of distributions	15	371	33	693
Shares redeemed	(1,009)	(25,236)	(10,961)	(242,183)
	1,284	30,621	(2,591)	(63,676)
Class IR Shares
Shares sold	15,857	390,465	83,789	1,983,053
Reinvestment of distributions	410	10,026	452	9,608
Shares redeemed	(17,347)	(438,066)	(57,040)	(1,326,123)
	(1,080)	(37,575)	27,201	666,538
Class R Shares
Shares sold	27,462	683,506	37,981	875,281
Reinvestment of distributions	142	3,429	28	579
Shares redeemed	(12,597)	(319,549)	(4,804)	(108,718)
	15,007	367,386	33,205	767,142
NET DECREASE	(2,849,766)	$(70,089,170)	(17,204,053)	$(383,100,927)

(a)

Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Flexible Cap Growth Fund
For the Six Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended August 31, 2012		For the Six Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended August 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

95,622	$1,452,832	298,275	$4,099,586	27,600	$308,682	133,292	$1,436,893
23,697	352,580	—	—	69,116	702,914	59,683	598,033
745	11,645	1,550	22,618	—	—	—	—
(851,211)	(13,043,075)	(2,828,879)	(38,324,423)	(207,816)	(2,335,678)	(1,074,061)	(10,753,016)
(731,147)	(11,226,018)	(2,529,054)	(34,202,219)	(111,100)	(1,324,082)	(881,086)	(8,718,090)

1	14	1,174	15,089	—	—	—	—
9	118	—	—	—	—	—	—
(807)	(11,645)	(1,673)	(22,618)	—	—	—	—
(5,325)	(75,554)	(13,134)	(168,228)	—	—	—	—
(6,122)	(87,067)	(13,633)	(175,757)	—	—	—	—

16,819	239,034	88,927	1,039,296	19,157	208,221	16,505	167,714
111	1,519	—	—	9,747	95,129	5,501	53,517
(21,753)	(305,486)	(50,798)	(634,034)	(35,145)	(377,700)	(30,415)	(311,608)
(4,823)	(64,933)	38,129	405,262	(6,241)	(74,350)	(8,409)	(90,377)

460,194	7,366,709	262,002	3,655,390	56,606	627,889	11,239	122,770
24,979	383,410	19,908	266,563	51,636	538,564	22,869	233,496
(536,978)	(8,369,446)	(6,307,896)	(85,264,561)	(28,931)	(319,951)	(31,173)	(351,212)
(51,805)	(619,327)	(6,025,986)	(81,342,608)	79,311	846,502	2,935	5,054

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

3,048	46,088	6,314	83,600	1,369	15,371	6,064	65,540
284	4,247	112	1,459	1,793	18,561	673	6,825
(19,482)	(304,982)	(2,004)	(26,384)	(3,386)	(39,016)	(2,418)	(26,257)
(16,150)	(254,647)	4,422	58,675	(224)	(5,084)	4,319	46,108

5	75	—	—	44	480	14,675	137,468
1	24	—	—	706	7,086	938	9,321
—	—	—	—	(2)	(21)	(11,152)	(115,649)
6	99	—	—	748	7,545	4,461	31,140
(810,041)	$(12,251,893)	(8,526,122)	$(115,256,647)	(37,506)	$(549,469)	(877,780)	$(8,726,165)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Growth Fund

	For the Six Months Ended February 28, 2013 (Unaudited)		For the Period Ended August 31, 2012(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,878	$57,449	4,077	$42,857
Reinvestment of distributions	33	376	—	—
Shares converted from Class B(b)	—	—	—	—
Shares redeemed	(2,065)	(24,767)	(1,024)	(11,584)
	2,846	33,058	3,053	31,273
Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(b)	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class C Shares
Shares sold	—	—	1,000	10,000
Reinvestment of distributions	3	32	—	—
Shares redeemed	—	—	—	—
	3	32	1,000	10,000
Institutional Shares
Shares sold	679,258	8,133,278	300,173	3,062,463
Reinvestment of distributions	3,066	35,077	—	—
Shares redeemed	(81)	(924)	(2)	(21)
	682,243	8,167,431	300,171	3,062,442
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	—	—	1,000	9,998
Reinvestment of distributions	7	76	—	—
Shares redeemed	—	—	—	—
	7	76	1,000	9,998
Class R Shares
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	3	33	—	—
Shares redeemed	—	—	(1)	(10)
	3	33	1,000	10,000
NET INCREASE (DECREASE)	685,102	$8,200,630	306,224	$3,123,713

(a)	Commenced operations on January 31, 2012.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund				Small/Mid Cap Growth Fund
For the Six Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended August 31, 2012		For the Six Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended August 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

6,625,961	$157,472,102	12,479,928	$276,499,645	6,583,166	$104,892,894	7,242,299	$105,157,992
2,964,499	66,165,624	2,839,166	59,650,884	1,264,232	19,013,728	1,220,980	16,666,374
12,978	307,819	30,359	658,382	4,401	68,325	14,646	207,722
(8,801,836)	(207,572,224)	(20,251,134)	(445,364,324)	(4,349,430)	(68,541,146)	(12,689,251)	(178,758,545)
801,602	16,373,321	(4,901,681)	(108,555,413)	3,502,369	55,433,801	(4,211,326)	(56,726,457)

13,672	280,606	23,933	480,623	15,070	223,001	30,709	412,653
40,326	785,947	50,305	938,689	13,116	184,412	15,992	206,298
(14,786)	(307,819)	(34,128)	(658,382)	(4,700)	(68,325)	(15,516)	(207,722)
(136,105)	(2,831,757)	(297,173)	(5,834,768)	(53,803)	(790,242)	(114,983)	(1,551,849)
(96,893)	(2,073,023)	(257,063)	(5,073,838)	(30,317)	(451,154)	(83,798)	(1,140,620)

799,610	16,294,207	1,236,535	24,115,016	1,308,641	19,600,594	1,380,478	18,852,885
457,705	8,824,234	422,485	7,807,516	276,804	3,887,979	235,881	3,040,509
(936,713)	(19,312,730)	(2,440,814)	(47,349,929)	(562,307)	(8,316,955)	(1,793,758)	(24,152,011)
320,602	5,805,711	(781,794)	(15,427,397)	1,023,138	15,171,618	(177,399)	(2,258,617)

18,269,222	465,250,820	33,459,444	791,179,267	7,658,649	125,586,872	6,684,343	97,137,207
5,195,727	125,061,145	4,498,137	100,983,169	793,208	12,285,172	722,281	10,097,488
(19,498,548)	(497,787,156)	(57,238,667)	(1,365,933,364)	(2,254,989)	(36,576,078)	(13,499,985)	(191,048,721)
3,966,401	92,524,809	(19,281,086)	(473,770,928)	6,196,868	101,295,966	(6,093,361)	(83,814,026)

329,848	7,656,572	603,262	13,213,280	115,488	1,802,813	189,054	2,711,034
140,298	3,068,322	121,131	2,500,144	6,203	92,110	5,394	72,774
(508,208)	(11,825,843)	(884,568)	(19,276,595)	(105,272)	(1,633,209)	(187,351)	(2,599,588)
(38,062)	(1,100,949)	(160,175)	(3,563,171)	16,419	261,714	7,097	184,220

820,318	19,798,337	1,414,402	32,013,233	1,536,637	24,431,192	1,586,072	23,092,898
241,798	5,476,736	166,081	3,529,228	153,792	2,345,328	109,459	1,510,525
(397,873)	(9,538,526)	(996,769)	(22,440,530)	(825,006)	(13,024,537)	(955,561)	(13,736,580)
664,243	15,736,547	583,714	13,101,931	865,423	13,751,983	739,970	10,866,843

436,261	10,201,255	1,103,996	24,291,151	245,208	3,823,440	467,680	6,663,220
170,855	3,762,069	123,114	2,560,779	63,446	941,534	58,489	790,187
(354,520)	(8,325,543)	(537,873)	(11,888,915)	(260,167)	(4,094,120)	(411,670)	(5,891,920)
252,596	5,637,781	689,237	14,963,015	48,487	670,854	114,499	1,561,487
5,870,489	$132,904,197	(24,108,848)	$(578,325,801)	11,622,387	$186,134,782	(9,704,318)	$(131,327,170)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Growth Fund

	For the Six Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	711,682	$8,042,089	4,642,961	$46,368,395
Reinvestment of distributions	1,197,404	12,752,339	29,590	295,906
Shares converted from Class B(a)	1,377	15,375	8,375	81,778
Shares redeemed	(3,911,500)	(44,536,076)	(9,398,894)	(97,114,411)
	(2,001,037)	(23,726,273)	(4,717,968)	(50,368,332)
Class B Shares
Shares sold	3,123	31,690	10,625	105,936
Reinvestment of distributions	9,625	92,882	—	—
Shares converted to Class A(a)	(1,518)	(15,375)	(9,153)	(81,778)
Shares redeemed	(33,171)	(344,695)	(65,774)	(603,941)
	(21,941)	(235,498)	(64,302)	(579,783)
Class C Shares
Shares sold	154,704	1,578,401	49,492	493,305
Reinvestment of distributions	52,954	502,138	—	—
Shares redeemed	(92,645)	(965,671)	(249,916)	(2,412,589)
	115,013	1,114,868	(200,424)	(1,919,284)
Institutional Shares
Shares sold	1,606,511	18,742,364	9,078,777	92,535,724
Reinvestment of distributions	1,427,641	15,775,437	145,345	1,504,317
Shares redeemed	(8,274,862)	(98,515,216)	(13,554,630)	(145,862,912)
	(5,240,710)	(63,997,415)	(4,330,508)	(51,822,871)
Service Shares
Shares sold	6,185	67,915	4,351	47,378
Reinvestment of distributions	495	5,271	—	—
Shares redeemed	(1,930)	(21,614)	(2)	(18)
	4,750	51,572	4,349	47,360
Class IR Shares
Shares sold	20,460	235,428	26,562	279,629
Reinvestment of distributions	2,447	27,085	—	—
Shares redeemed	(52)	(607)	(12,184)	(136,839)
	22,855	261,906	14,378	142,790
Class R Shares
Shares sold	6	75	—	—
Reinvestment of distributions	31	331	—	—
	37	406	—	—
NET INCREASE (DECREASE)	(7,121,033)	$(86,530,434)	(9,294,475)	$(104,500,120)

(a)

Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund
For the Six Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended August 31, 2012
Shares	Dollars	Shares	Dollars

1,707,591	$23,596,697	4,457,690	$56,545,968
—	—	—	—
28,125	391,512	100,055	1,233,162
(2,489,373)	(34,241,792)	(8,195,427)	(99,752,966)
(753,657)	(10,253,583)	(3,637,682)	(41,973,836)

15,694	192,995	23,354	273,568
—	—	—	—
(31,049)	(391,512)	(109,787)	(1,233,162)
(72,232)	(892,683)	(251,907)	(2,866,147)
(87,587)	(1,091,200)	(338,340)	(3,825,741)

296,732	3,708,277	508,668	5,813,555
—	—	—	—
(499,337)	(6,212,910)	(1,197,561)	(13,657,384)
(202,605)	(2,504,633)	(688,893)	(7,843,829)

1,065,553	15,792,585	1,875,402	24,313,242
—	—	—	—
(664,320)	(9,616,882)	(2,941,535)	(37,120,645)
401,233	6,175,703	(1,066,133)	(12,807,403)

160,230	2,187,987	1,450,494	16,969,227
—	—	—	—
(177,550)	(2,412,185)	(1,585,284)	(19,177,207)
(17,320)	(224,198)	(134,790)	(2,207,980)

46,772	691,117	20,030	271,884
—	—	—	—
(84,273)	(1,215,996)	(43,385)	(568,560)
(37,501)	(524,879)	(23,355)	(296,676)

—	—	—	—
—	—	—	—
—	—	—	—
(697,437)	$(8,422,790)	(5,889,193)	$(68,955,465)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 28, 2013 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Fund

	For the Six Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	21,350	$274,716	47,129	$523,773
Reinvestment of distributions	1,659	20,678	3,236	35,118
Shares redeemed	(83,741)	(1,081,955)	(69,803)	(786,446)
	(60,732)	(786,561)	(19,438)	(227,555)
Class C Shares
Shares sold	1,633	21,774	5,114	58,024
Reinvestment of distributions	—	—	130	1,397
Shares redeemed	(4,544)	(57,534)	(5,320)	(62,172)
	(2,911)	(35,760)	(76)	(2,751)
Institutional Shares
Shares sold	48,232	627,272	150,543	1,751,835
Reinvestment of distributions	4,955	61,836	5,516	59,956
Shares redeemed	(37,131)	(470,209)	(130,594)	(1,400,473)
	16,056	218,899	25,465	411,318
Class IR Shares
Shares sold	7,309	93,500	5,209	60,500
Reinvestment of distributions	100	1,243	112	1,222
Shares redeemed	(2,182)	(27,120)	(22,101)	(240,805)
	5,227	67,623	(16,780)	(179,083)
Class R Shares
Shares sold	2,212	28,771	—	—
Reinvestment of distributions	5	60	11	115
	2,217	28,831	11	115
NET INCREASE (DECREASE)	(40,143)	$(506,968)	(10,818)	$2,044

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2012 through February 28, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Growth Fund				Focused Growth Fund				Growth Opportunities Fund
Share Class	Beginning Account Value 9/1/12	Ending Account Value 2/28/13		Expenses Paid for the 6 months ended 2/28/13*	Beginning Account Value 9/1/12	Ending Account Value 2/28/13		Expenses Paid for the 6 months ended 2/28/13*	Beginning Account Value 9/1/12	Ending Account Value 2/28/13		Expenses Paid for the 6 months ended 2/28/13*	Beginning Account Value 9/1/12	Ending Account Value 2/28/13		Expenses Paid for the 6 months ended 2/28/13*	Beginning Account Value 9/1/12	Ending Account Value 2/28/13		Expenses Paid for the 6 months ended 2/28/13*
Class A
Actual	$1,000.00	$1,071.70		$5.86	$1,000.00	$1,076.60		$6.49	$1,000.00	$1,071.10		$6.47	$1,000.00	$1,096.50		$6.45	$1,000.00	$1,097.70		$7.02
Hypothetical 5% return	1,000.00	1,019.14	+	5.71	1,000.00	1,018.55	+	6.31	1,000.00	1,018.55	+	6.31	1,000.00	1,018.65	+	6.21	1,000.00	1,018.10	+	6.76
Class B
Actual	1,000.00	1,067.90		9.69	1,000.00	1,073.20		10.33	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,093.80		10.90
Hypothetical 5% return	1,000.00	1,015.42	+	9.44	1,000.00	1,014.83	+	10.04	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,014.38	+	10.49
Class C
Actual	1,000.00	1,067.40		9.69	1,000.00	1,073.30		10.33	1,000.00	1,068.00		10.36	1,000.00	1,091.60		10.32	1,000.00	1,093.80		10.90
Hypothetical 5% return	1,000.00	1,015.42	+	9.44	1,000.00	1,014.83	+	10.04	1,000.00	1,014.78	+	10.09	1,000.00	1,014.93	+	9.94	1,000.00	1,014.38	+	10.49
Institutional
Actual	1,000.00	1,073.80		3.80	1,000.00	1,079.10		4.43	1,000.00	1,074.10		4.42	1,000.00	1,098.40		4.37	1,000.00	1,100.20		4.95
Hypothetical 5% return	1,000.00	1,021.13	+	3.71	1,000.00	1,020.53	+	4.31	1,000.00	1,020.53	+	4.31	1,000.00	1,020.63	+	4.21	1,000.00	1,020.08	+	4.76
Service
Actual	1,000.00	1,071.40		6.37	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,096.90		7.54
Hypothetical 5% return	1,000.00	1,018.65	+	6.21	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.60	+	7.25
Class IR
Actual	1,000.00	1,073.10		4.57	1,000.00	1,078.00		5.20	1,000.00	1,073.60		5.19	1,000.00	1,096.80		5.15	1,000.00	1,099.40		5.73
Hypothetical 5% return	1,000.00	1,020.38	+	4.46	1,000.00	1,019.79	+	5.06	1,000.00	1,019.79	+	5.06	1,000.00	1,019.89	+	4.96	1,000.00	1,019.34	+	5.51
Class R
Actual	1,000.00	1,070.20		7.13	1,000.00	1,076.20		7.77	1,000.00	1,070.10		7.75	1,000.00	1,094.80		7.74	1,000.00	1,096.70		8.32
Hypothetical 5% return	1,000.00	1,017.90	+	6.95	1,000.00	1,017.31	+	7.55	1,000.00	1,017.31	+	7.55	1,000.00	1,017.41	+	7.45	1,000.00	1,016.86	+	8.00

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2013 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Tollkeeper Fund				U.S. Equity Fund
Share Class	Beginning Account Value 9/1/12	Ending Account Value 2/28/13		Expenses Paid for the 6 months ended 2/28/13*	Beginning Account Value 9/1/12	Ending Account Value 2/28/13		Expenses Paid for the 6 months ended 2/28/13*	Beginning Account Value 9/1/12	Ending Account Value 2/28/13		Expenses Paid for the 6 months ended 2/28/13*	Beginning Account Value 9/1/12	Ending Account Value 2/28/13		Expenses Paid for the 6 months ended 2/28/13*
Class A
Actual	$1,000.00	$1,125.70		$7.06	$1,000.00	$1,074.50		$5.97	$1,000.00	$1,036.00		$7.57	$1,000.00	$1,095.90		$6.13
Hypothetical 5% return	1,000.00	1,018.15	+	6.71	1,000.00	1,019.04	+	5.81	1,000.00	1,017.36	+	7.50	1,000.00	1,018.94	+	5.91
Class B
Actual	1,000.00	1,121.20		10.99	1,000.00	1,070.30		9.80	1,000.00	1,032.40		11.34	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,014.43	+	10.44	1,000.00	1,015.32	+	9.54	1,000.00	1,013.64	+	11.23	N/A	N/A		N/A
Class C
Actual	1,000.00	1,121.30		10.99	1,000.00	1,069.20		9.80	1,000.00	1,032.40		11.34	1,000.00	1,092.30		10.01
Hypothetical 5% return	1,000.00	1,014.43	+	10.44	1,000.00	1,015.32	+	9.54	1,000.00	1,013.64	+	11.23	1,000.00	1,015.22	+	9.64
Institutional
Actual	1,000.00	1,128.00		4.96	1,000.00	1,076.40		3.91	1,000.00	1,038.40		5.56	1,000.00	1,098.60		4.06
Hypothetical 5% return	1,000.00	1,020.13	+	4.71	1,000.00	1,021.03	+	3.81	1,000.00	1,019.34	+	5.51	1,000.00	1,020.93	+	3.91
Service
Actual	1,000.00	1,125.20		7.59	1,000.00	1,072.70		6.48	1,000.00	1,035.60		8.08	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.65	+	7.20	1,000.00	1,018.55	+	6.31	1,000.00	1,016.86	+	8.00	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,127.30		5.75	1,000.00	1,074.80		4.68	1,000.00	1,037.80		6.32	1,000.00	1,097.70		4.84
Hypothetical 5% return	1,000.00	1,019.39	+	5.46	1,000.00	1,020.28	+	4.56	1,000.00	1,018.60	+	6.26	1,000.00	1,020.18	+	4.66
Class R
Actual	1,000.00	1,123.80		8.37	1,000.00	1,072.70		6.84	N/A	N/A		N/A	1,000.00	1,095.50		7.48
Hypothetical 5% return	1,000.00	1,016.91	+	7.95	1,000.00	1,018.20	+	6.66	N/A	N/A		N/A	1,000.00	1,017.65	+	7.20

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	1.14%	1.89%	1.89%	0.74%	1.24%	0.89%	1.39%
Concentrated Growth	1.26	2.01	2.01	0.86	N/A	1.01	1.51
Flexible Cap Growth	1.26	N/A	2.02	0.86	N/A	1.01	1.51
Focused Growth	1.24	N/A	1.99	0.84	N/A	0.99	1.49
Growth Opportunities	1.35	2.10	2.10	0.95	1.45	1.10	1.60
Small/Mid Cap Growth	1.34	2.09	2.09	0.94	1.44	1.09	1.59
Strategic Growth	1.16	1.91	1.91	0.76	1.26	0.91	1.33
Technology Tollkeeper	1.50	2.25	2.25	1.10	1.60	1.25	N/A
U.S. Equity	1.18	N/A	1.93	0.78	N/A	0.93	1.44

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $742.4 billion in assets under management as of December 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund Structured International
■	Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund China Equity Fund

Select Satellite4

■	Real Estate Securities Fund
■	International Real Estate
■	Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund Income Strategies Portfolio

Total Portfolio Solutions4

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.

[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.

[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P.  200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of February 28, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 97189.MF.MED.TMPL / 4 / 2013 EQGRWSAR13 / 193K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	April 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	April 18, 2013

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	April 18, 2013